S SHARES
LIQUID ASSETS FUND AND MUNICIPAL ASSETS FUND

                 2203 Grand Avenue, Des Moines, Iowa 50312-5338
________________________________________________________________________________
FOR CURRENT YIELD, PURCHASE AND REDEMPTION INFORMATION CALL ........800-798-1819
 ....................................................................515-244-5426
________________________________________________________________________________

PROSPECTUS                                                      JANUARY 16, 1998
________________________________________________________________________________

Liquid Assets Fund and Municipal Assets Fund, each of these a "Fund", (collectively, the "Funds") are money market mutual funds designed to enable investors to meet short-term goals. Investors choose whichever Fund best suits their needs and may, without charge, exchange Funds as their investment outlook or goals change.

Liquid Assets Fund offers four classes of shares and Municipal Assets Fund offers three classes of shares. This Prospectus describes the "S Shares" of each Fund. S Shares are offered to customers of banks. S Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their own customers. The Funds also offer "T Shares" and "I Shares" which accrue daily dividends in the same manner as S Shares except that each class bears separate distribution and/or shareholder servicing fees. "S2 Shares" are also offered by Liquid Assets Fund. (see "Organization and Shares of the Funds").

LIQUID ASSETS FUND, ("Liquid Assets") seeks maximum current income consistent with safety of principal and maintenance of liquidity. MUNICIPAL ASSETS FUND, ("Municipal Assets") seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. S Shares are offered and redeemed at $1.00 per share under rules which allow the Funds to use the amortized cost method of valuing the Funds' assets.

AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE FUNDS SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00, BUT UNDER EXTRAORDINARY CIRCUMSTANCES THE VALUE OF SHARES MAY VARY FROM $1.00 AND CONSEQUENTLY, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth basic information about each Fund that investors should know before investing and should be retained for future reference. Statements of Additional Information (as of the date of this Prospectus) which contain more detailed information about each Fund have been filed with the Securities and Exchange Commission and are hereby incorporated by reference. The Statements of Additional Information are available free upon request from the Funds at the address and telephone number indicated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

TYPE OF COMPANY

Each Fund is a diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE

For Liquid Assets, maximum current income consistent with safety of principal and maintenance of liquidity.

For Municipal Assets, maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.

INVESTMENT POLICY

Under normal market conditions, Liquid Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term debt obligations including, primarily, redeemable Certificates backed by federally insured student loans and Farmers Home Administration guaranteed loans, commercial paper, bank obligations, short-term corporate obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market  conditions,  Municipal  Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term municipal securities which mature or have a demand feature exercisable in one year or less from the date of acquisition having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES, POLICIES AND Restrictions." As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value of $1.00 per Share.

SHARES OFFERED

S Shares of common stock ("Shares") of Liquid Assets and Municipal Assets, each a separate investment portfolio of the IMG Mutual Funds, Inc., a Maryland Corporation. See "OPENING AN ACCOUNT", "PURCHASING SHARES" and "REDEEMING SHARES" for detailed information about how to buy and sell shares.

MINIMUM PURCHASE

The minimum initial investment is $250 with $25 minimum subsequent investments (subject to certain exceptions).

DIVIDENDS

Dividends are declared daily and paid monthly and will be automatically reinvested unless the shareholder elects otherwise.


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

INVESTMENT ADVISOR

Investors Management Group (the "Advisor").

ADMINISTRATOR

Investors Management Group (the "Administrator").

DISTRIBUTOR

BISYS Fund Services Inc., Columbus, Ohio (the "Distributor")



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


EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
                                                     LIQUID           MUNICIPAL
                                                     ASSETS            ASSETS

Maximum Sales Charge Imposed on Purchases             None              None
Maximum Sales Charge on Reinvested Dividends          None              None
Deferred Sales Load                                   None              None
Redemption Fee *                                      None              None
Exchange Fee                                          None              None

* A $15.00 fee may be charged to an individual shareholder account for redemption by wire.

                                                     LIQUID           MUNICIPAL
                                                     ASSETS            ASSETS

ESTIMATED ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees....................................   0.35%             0.35%
12b-1 Distribution Fees After Limitation 1.........   0.40%             0.15%
Other Expenses After Limitation 1
     Shareholder Servicing Fees....................   0.25%             0.25%
     Administrative Fees...........................   0.06%             0.06%
     Other Expenses................................   0.11%             0.15%
     Total Other Expenses..........................   0.42%             0.46%
Total Fund Operating Expenses After Limitation 1...   1.17%             0.96%

The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in S Shares of a Fund will bear directly or indirectly. The table reflects the current fees and an estimate of other expenses. Rule 12b-1 Distribution Fees are fees related to distribution and marketing expenses incurred under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. From time to time, the Fund's Advisor and/or Distributor may voluntarily waive the Management Fees, the 12b-1 Distribution Fees and/or Shareholder Servicing Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

1 Under the Funds' 12b-1 Plan, the Funds are permitted to pay fees up to 0.50% and 0.25% of average annual net assets, but have voluntarily agreed to limit such fees to 0.40% and 0.15% until further notice. The Funds are subject to a Management and Administration Agreement with IMG pursuant to which the Funds are authorized to pay a periodic fee calculated at an annual rate of 0.21% of the average daily net assets of such Funds. Currently, however, the fee has been voluntarily limited to an annual rate of 0.06%. Absent the limitation of these fees, "Total Operating Expenses" as a percentage of average daily net assets would have been 1.42% for Liquid Assets and 1.21% for Municipal Assets.

EXAMPLE

You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period.

                      1 Year         3 Years           5 Years        10 Years
Liquid Assets           $12            $37              $64             $142
Municipal Assets        $10            $31              $53             $118

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN.

ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

LIQUID ASSETS

The investment objective of Liquid Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in the following money market instruments maturing in 397 days or less from time of investment, (with certain exceptions):

(1) Obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury, as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

(3) Redeemable interest-bearing trust certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust. Further details concerning the Student Loan Trusts and the Fund's investments in Student Loan Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates ("FmHA Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Further details concerning the FmHA Trusts and the Fund's investment in FmHA Certificates and FmHA guaranteed loans are found in the Statement of Additional Information.

(5) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs; (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; or (c) is determined to be of equivalent quality by the Fund's Board of Directors if unrated.

(6) U.S. dollar-denominated bank obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

(7) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the highest rating category by two NRSROs, if rated by two or more NRSROs; (b) are rated in the highest rating category if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Fund's Board of Directors if unrated.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than 397 days, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days. The Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates, and/or FmHA Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

It is the policy of the Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than ten percent of the value of the total net assets of the Fund.

As a fundamental policy, the Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities. As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Fund will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks will default on repurchase agreements with the Student Loan Trusts or the FmHA Trusts, which could cause the net asset value per share to decrease.

In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:
Without shareholder approval the Fund may not: (1) purchase any securities other than those described above; (2) invest more than 80 percent of its total assets in Student Loan Certificates and/or FmHA Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Student Loan Certificates or FmHA Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, Student Loan Certificates, and FmHA Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

MUNICIPAL ASSETS

The investment objective of Municipal Assets is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests in the following types of money market instruments maturing in 397 days or less from time of investment (with certain exceptions), as defined herein:

(1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than 397 days from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Fund's board of directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule

2a-7, the Fund shall not invest more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. In determining whether particular variable rate investments backed by Liquidity Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from federal income tax, except to the extent that some or all of which may be subject to the alternative minimum tax. This fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting securities.

It is the policy of the Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Fund. The Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances, described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible an issuer or bank will default on the provisions of their Liquidity Agreements, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:
Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policy"; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets (determined as of the date of purchase) in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the
Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if five percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (1) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (2) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

PERFORMANCE

Performance of each Fund may be quoted in advertising in terms of current yield and effective yield. CURRENT YIELD refers to the income generated by an investment in either Fund over a seven-day period. This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. EFFECTIVE YIELD is calculated similarly but, when annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Performance of the Funds may also be compared to other mutual funds with similar investment objectives, relevant indices or rankings prepared by independent services or other financial publications, or yields on deposits at financial institutions. Unlike the Funds, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Funds.

Additionally, Municipal Assets may quote a taxable-equivalent yield based on a stated income tax rate. Please see each Fund's Statement of Additional Information for further discussion of the manner in which yields are calculated and the comparative performance data which may be used.

Of course, the Funds' yields are not fixed nor is principal guaranteed. Yields are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields will fluctuate and are not necessarily representative of the future results.

DISTRIBUTIONS AND TAXES

Dividends from the net income of each Fund are declared daily on each business day and paid monthly to holders of record immediately before 3:00 p.m. Central Time. Dividends are automatically reinvested in S Shares unless cash payment has been selected on the Account Application. If a shareholder has elected to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in S Shares of the Fund. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in S Shares of the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

Dividends on each class of shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

Dividends declared in October, November, or December of any year, payable to shareholders of record on a specified date in such months, will be deemed to have been received by the shareholders and paid by the Funds on December 31 of such year, in the event that such dividends are actually paid during January of the following year.

Each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income, tax-exempt dividend income and/or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares.

Dividends derived from interest on federally tax-exempt debt obligations owned by Municipal Assets are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to shareholders, although some could be includable for purposes of the alternative minimum tax. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested.

Municipal Assets expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year. This discussion is only a summary and relates solely to Federal tax matters. Further discussion of the Federal Income Tax consequences of an investment in the Fund is provided in the Statement of Additional Information. Dividends may also be subject to local taxation. Shareholders are encouraged to consult with their personal tax advisors.

ORGANIZATION AND SHARES OF THE FUNDS

IMG Mutual Funds, Inc. is a Maryland corporation organized on November 16, 1994. The Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the Liquid Assets Funds, Inc., and the Municipal Assets Funds, Inc., two separately registered open-end, diversified management investment companies organized as Iowa corporations. References herein to the "immediate predecessor" of the Funds refer to the respective companies which correspond to such Fund. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

S Shares of the Funds are described in this Prospectus. T Shares, I Shares and S2 Shares are offered in separate Prospectuses which may be obtained by calling the Fund at 1-800-798-1819 or writing to the address on the cover of this Prospectus. Please read the Prospectus carefully before investing or sending money. All shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by the Funds, except that S Shares, T Shares and S2 Shares bear separate distribution and/or shareholder servicing fees. I Shares bear no distribution or shareholder servicing fees.

Each class of shares offers different privileges. S Shares and S2 Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their customers, and offer a check writing privilege. T Shares are normally offered through trust organizations or others providing shareholder services such as establishing and maintaining accounts and records for their customers who invest in T Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries concerning their investments. I Shares are available directly from the Distributor only and offer only the Exchange and Telephone Transfer services. Each class of shares is exchangeable only for shares of the same class. Financial institutions selling or servicing S Shares, T Shares and S2 Shares may receive different compensation with respect to one class over another.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each Fund will vote together and not by class unless otherwise required by law or permitted by each Fund's Board of Directors. All shareholders of each Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement, investment objective and fundamental policies. Only holders of S Shares and S2 Shares will vote on matters relating to the Distribution Plan for S Shares and S2 Shares. Only holders of S Shares, S2 Shares and T Shares will vote on matters pertaining to the Administrative Services Plan.

Shares of the Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of each Fund's outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as each Fund's Board may grant in its discretion. When issued for payments as described in this Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

SHAREHOLDER REPORTS AND MEETINGS

Each shareholder will receive monthly Fund information, an unaudited semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write the Fund at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders or record of not less than 10 percent of the Funds' outstanding voting securities.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such

Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

MANAGEMENT AND FEES

Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with laws of Maryland governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations. The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

Investors Management Group, ("IMG") manages the investments and business affairs of the Funds. IMG is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa 50312-5338. IMG has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others for over 15 years. As of November 30, 1997, IMG had approximately $1.6 billion in equity, fixed income and money market assets under management.

The Funds are managed by Jeffrey D. Lorenzen, CFA, Managing Director, Kathryn D. Beyer, CFA, Managing Director, and Elizabeth S. Pierson, CFA, Senior Fixed Income Manager. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration degree from the University of Iowa, Iowa City, Iowa. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Master of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science degree in agricultural engineering from Iowa State University, Ames, Iowa. Ms. Pierson is a fixed income strategist and is a member of IMG's Investment Policy Committee. She began her investment career in 1984 with AMCORE Capital Management, Inc., which was merged with IMG in December 1997. Ms. Pierson received her Bachelor of Science degree from the University of Illinois, Champaign-Urbana.

Under an Investment Advisory Agreement between the Funds and IMG, a fee is paid to IMG for investment advisory services. Each Fund is responsible for paying operating expenses not assumed by IMG. The investment management fee for each Fund is calculated daily and paid monthly. The maximum management fee for each Fund is 0.35 percent of each Fund's average daily net assets.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund or class of shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Fund or class of shares and increasing the overall yield to investors in that Fund or class of shares at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

IMG also provides management and administration, fund accounting, transfer agency, and shareholder recordkeeping services to the Funds. Under a Management and Administration Agreement, IMG will supervise all aspects of the operations of the Funds, except those performed under the Investment Advisory Agreement, by the Custodian, under the Transfer Agency Agreement and under the Fund Accounting Agreement. For these services the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund. Presently, the fee is calculated at 0.06% annually. Under a Fund
Accounting Agreement, IMG provides bookkeeping and accounting services to the Funds, including calculating daily net asset value and yield quotations. For these services, the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund. Under a

Transfer Agency Agreement, IMG provides customary and usual services of a transfer agent to the Funds. For these services, IMG is paid various fees depending on the class of shares of the Funds. The fees are charged to each class of shares separately and are not computed on a periodic percentage of net assets, but at a flat annual fee depending on the number of accounts. The fees received and the services provided under these contracts are in addition to those received and paid to IMG under the Advisory Agreement.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the investment management fee and/or other fees and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

Each Fund pays certain distribution fees related to marketing, selling and distribution of Shares including, but not limited to, preparation and distribution of promotional materials, compensation to sales personnel employed by the Distributor and for payment to institutions, including financial institutions ("Participating Organizations") who render assistance in distributing or promoting the sale of each Fund's S Shares under plans ("12b-1 Plans") adopted pursuant to Rule 12b-1 under the Act. The maximum fees payable under the 12b-1 Plans are an annual rate of 0.50 percent for Liquid Assets and
0.25 percent for Municipal Assets, computed monthly on the basis of the average net asset value of the S Shares issued by each Fund. Presently the fees payable under the 12b-1 Plans have been limited to 0.40% and 0.15%, respectively, until further notice. The Directors of each Fund review quarterly a written report of the costs incurred associated with the 12b-1 Plans. The Directors believe that the 12b-1 Plans are in compliance with Rule 12b-1 and are in the best interests of the Funds.

Each Fund pays certain shareholder servicing fees to financial institutions ("Participating Organizations"), who render assistance in servicing their customers who are direct or beneficial owners of each Fund's Shares under the Administrative Services Plan and Servicing Agreements (the "Servicing Agreements") adopted by the Funds' Board of Directors. The maximum fees payable under the Servicing Agreements are an annual rate of 0.25%, computed monthly on the basis of the average daily net asset value of each Fund. The Directors of each Fund review quarterly a written report of the costs incurred association with the Administrative Services Plan. The Directors believe that the Administrative Services Plan is in the best interest of the Funds.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a Participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such Participating Organizations other than through registered brokers will involve the solicitation or sale of shares of the Funds.

AMCORE Investment Group, N.A., Rockford, Illinois, acts as custodian for the Funds' cash and investments.

OPENING AN ACCOUNT

The Funds require a completed and signed application (which is attached) at the time you open each new account. Additional paperwork may be required from corporations, associations and certain fiduciaries. IF YOU HAVE QUESTIONS CALL THE FUNDS AT 1-800-798-1819 FROM 8:00 A.M. TO 4:30 P.M. CENTRAL TIME.

SHARE PRICE

The shares of each Fund are sold without a sales charge. The price of one share is its "net asset value" or NAV (generally $1.00). NAV is computed by adding the value of each Fund's investments, plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each Funds' shares is determined twice each business day, at 11:00 a.m. Central Time and at the close of the New York Stock Exchange (normally 3:00 p.m. Central Time). The Funds are open for business each day the Federal Reserve is open.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. If you invest by check, the Funds must generally allow one or more days for conversion into federal funds before accepting your purchase.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures are described in more detail in each Fund's Statement of Additional Information.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations, Student Loan Certificates and FmHA Certificates, which are subject to mandatory repurchase at their original purchase price, investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and nonrated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the board of directors of each Fund.

PURCHASING SHARES

Shares of each Fund may be purchased directly from BISYS Fund Services, Inc., as the distributor. Shares may also be purchased by customers of qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") that have entered into servicing agreements with the Distributor. The Participating Organization is responsible for transmitting purchase orders directly to the Fund's Distributor. A Participating Organization may elect to hold record ownership of shares for its customers and to show beneficial ownership of shares on the account statements it provides to them. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with IMG as transfer agent for the Funds. Generally, shares purchased through Participating Organizations will be held by the Participating Organization as shareholder of record.

Shares of each Fund are offered without any purchase or redemption charge imposed by the Fund. The minimum initial investment that may be made in each Fund is $250. Subsequent investments in each Fund must be made in amounts of not less than $25, except where purchases are made through financial institutions providing an automatic "sweep" investment program, in which case there is no minimum. Participating organizations may aggregate their customers' purchases to satisfy the required minimums.

Purchases may be effected on business days when the Advisor, Distributor and Custodian are open for business. The Funds reserve the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

A purchase order for S Shares received in good order by the Funds by 11:00 a.m. Central Time on a business day is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day, IF THE CUSTODIAN HAS RECEIVED THE PURCHASE PRICE IN FEDERAL FUNDS OR OTHER IMMEDIATELY AVAILABLE FUNDS BY 3:00 P.M. CENTRAL TIME THAT DAY. A purchase order for S Shares received after 11:00 a.m. Central Time and prior to 3:00 p.m. Central Time on a business day for which such funds have been received by 3:00 p.m. Central Time will be effected as of 3:00 p.m. Central Time, and will begin to accrue dividends on the following business day. If federal funds are not available by 3:00 p.m. Central Time, the order will be canceled. Payment for orders which are not accepted or are canceled will be returned after prompt inquiry to the transmitting organization.

While the Funds themselves do not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Funds may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired, because the costs thereof will reduce the Funds' yields to the investor below that obtainable by investing in the Funds directly.

Customers wishing to purchase shares through their Participating Organization should contact such entity directly for appropriate instructions. (For a list of the Participating Organizations in your area, CALL THE FUNDS AT 1-800-798-1819 OR 515-244-5426.) Direct investors may purchase shares in accordance with the procedures described below, "Purchase Procedures".

Certificates representing Fund shares purchased will not be issued. However, all purchases are confirmed in writing to the investor and credited to their account in the shareholder records maintained by the Transfer Agent. Investors will have the same rights to their shares as if certificates had been issued.

PURCHASE PROCEDURES

   METHOD              INITIAL INVESTMENT              ADDITIONAL INVESTMENT

   BY MAIL                $250 (minimum)                   $25 (minimum)
                      Please make your check           Please make your check
                      payable to the Fund selected     payable to the Fund
                      and mail to the address          selected, with your
                      indicated on the application.    account number on the
                                                       check and mail to the
                                                       address printed on your
                                                       account statement.

   BY WIRE            Please call for an account       See instructions below.
                      number before initial invest-
                      ment at 1-800-798-1819 or
                      515-244-5426.

   Federal Funds should be wired to: Federal Reserve Bank of Chicago for AMCORE Investment Group, N.A., Rockford, Illinois, together with the name of the Fund, your account number and names.

   Please note that when accounts are opened by wire you must send a completed application at your earliest convenience. Your application must be received by the Fund before any instructions for redemption will be accepted.

   BY ELECTRONIC      Not available for initial        Shareholders who have
   FUNDS TRANSFER     purchase.                        an account with an
   (ACH)                                               institution which is a
                                                       member of the Automated
                                                       Clearing House, may
                                                       elect to purchase Fund
                                                       shares via electronic
                                                       funds transfer.  Select
                                                       this service on your
                                                       application or call
                                                       the Fund.

SHAREHOLDER SERVICES

Some shareholder  services may not be available if shares are purchased  through
Participating   Organizations.   Call  the  Funds  at  1-800-798-1819  for  more
information.

EXCHANGE PRIVILEGE. You may exchange S Shares of either Fund for S Shares in the other Fund described in this Prospectus. An exchange involves a redemption of the shares of the Fund being liquidated and a purchase of the shares of the Fund in which the redemption proceeds are to be invested. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices by transactions involving frequent purchases and sales of shares. Each Fund reserves the right at any time and without prior notice, to suspend, limit, modify or terminate exchange privileges or their use by individual shareholders in order to prevent transactions considered to be disadvantageous to existing shareholders.

TELEPHONE TRANSFERS. This service allows you to authorize transfers of money to purchase or sell shares. Using Telephone Transfer you can move money between your bank account and your account in the Funds with one phone call. Moneys may be transferred either by wire or electronic funds transfer with an institution which is a member of the Automated Clearing House ("ACH").

Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. A $15.00 fee may be charged to your account for redemptions by wire.

Allow two (2) days after the call for electronic funds transfer via ACH to move moneys between your bank account and your account with either Fund.

For moneys recently invested, allow normal clearing time before redemption proceeds are sent to your bank. In order to change the financial institution account designated to receive redemption proceeds, it will be necessary to send a written request to the Fund with a signature guarantee from a national or state bank, a trust company or a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange.

You can also arrange systematic periodic investments (minimum $50) into your Fund account. Simply select the regular investment schedule you would like when completing your account application. Your bank account will automatically be debited to purchase shares of the Fund you select. You will receive confirmation of each transaction.

Your bank must be a member of ACH and you must have a checking or NOW/Money Market Deposit account to use electronic funds transfer or systematic investing. Please allow 20 days after receipt of your application to activate the Telephone Transfer capability.

STATEMENTS AND REPORTS. You will receive a statement of your account listing every transaction that affects your share balance no less than once per month. At least twice a year you will receive the financial statements of the Fund in which you have invested with a summary of that Fund's portfolio composition and performance. Each Fund's Annual Report is reported on by the Funds' independent auditors, KPMG Peat Marwick LLP.

REDEEMING SHARES

Shareholders may request redemption of their shares at any time. Shares will be redeemed at their net asset value as next determined after a redemption request in good order is received by the Fund's Distributor. Redemption orders received in good order by the Distributor before 11:00 a.m. Central Time on a business day will be redeemed as of 11:00 a.m. Central Time and will earn dividends through the previous day; proceeds normally will be sent electronically the same day (or mailed by check the next business day) to the organization that placed the redemption order in good form. Redemption orders received after 11:00 a.m. Central Time or on a non-business day will be redeemed as of 3:00 p.m. Central Time or at the next determined net asset value and earn dividends through the date the redemption request was received; proceeds will be sent electronically on the next business day (or mailed by check on the second business day thereafter). While the Funds use their best efforts to maintain their net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount originally invested.

If you purchase shares through a Participating Organization, you may redeem shares in accordance with that Organization's rules regarding redemption requests. Direct shareholders may redeem shares in accordance with the procedures described under "How to Redeem Shares".

The Funds intend to pay redemption proceeds within two business days and in no event will payment be made later than seven days after receipt of a redemption request in good order. Payments to investors who request to redeem shares within a few days after a purchase paid for by check may be delayed until the Funds can verify the check has been collected.

The Funds reserve the right to suspend redemptions or to postpone the payment therefore when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making sale of portfolio securities or valuations of the Funds' net assets not reasonably practicable.

A shareholder may not reduce the value of their account to less than $100 by writing checks. The check writing privilege is not available when purchases are made through a financial institution providing an automatic "sweep" investment program. The Funds and the Custodian reserve the right to terminate the check writing service or to institute charges for the service.

If an investor's account drops below $250 due to redemptions, the Funds reserve the right to redeem any remaining shares if after 30 days' notice additional investments to bring the account value to $250 are not made.

HOW TO REDEEM SHARES

   BY MAIL--                              Send a "letter of instruction": a
   TO: 2203 GRAND AVENUE                  letter specifying the name of the
       DES MOINES, IA 50312-5338          Fund, the number of shares to be
                                          sold, your name, your account number,
                                          and the additional requirements
                                          listed below that apply to your
                                          particular account.

   TYPE OF REGISTRATION                   REQUIREMENTS
   Individual, Joint Tenants, Sole        Letter of instruction signed by all
   Proprietorship, Custodial (Uniform     persons required to sign for the
   Gifts or Transfers To Minors Act),     account, exactly as it is registered,
   General Partners                       accompanied by signature guarantee(s).

   Corporation, Association               Letter of instruction and a corporate
                                          resolution signed by person(s)
                                          authorized to act on the account,
                                          accompanied by signature guarantee(s).

   Trust                                  A letter of instruction signed by
                                          the Trustee(s) (as Trustee), with a
                                          signature guarantee. (If the Trustee's
                                          name is not registered on your
                                          account,  also  provide  a copy of the
                                          trust document,  certified  within the
                                          last 60 days.)

   If you do not fall into any of these registration categories (e.g., Executors, Administrators, Conservators or Guardians) please call for further instructions.

       A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. A signature guarantee may be obtained from an eligible guarantor institution, as defined by the Securities and Exchange Commission. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words, "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.

                FOR ALL OPTIONS BELOW, PLEASE CALL 1-800-798-1819

   BY CHECK--                             You must have applied for the check
   (minimum $250                          writing feature on your account
   maximum $100,000)                      spplication.  You may redeem pro-
                                          vided that the signatures you
                                          designated are on the check.  (There
                                          is no charge for this service and
                                          you may write an unlimited number
                                          of checks.)

   BY EXCHANGE--                          You must meet the minimum investment
                                          requirement of the other fund.  You
                                          can only exchange between accounts
                                          with identical names, addresses, and
                                          taxpayer identification numbers.

   BY ELECTRONIC FUNDS                    You must have applied for the
   TRANSFER (ACH) OR WIRE--               Telephone Transfer feature on your
                                          application.  Allow two days via ACH.
                                          Call before 10:00 a.m. for same day
                                          wire.  $15.00 fee for bank wires.

TABLE OF CONTENTS
Prospectus Summary..........................................................2
Expense Summary of S Shares.................................................4
Investment Objectives, Policies and Restrictions............................5
Liquid Assets...............................................................5
Municipal Assets............................................................7
Performance................................................................10
Distributions and Taxes....................................................11
Organization and Shares of the Funds.......................................12
Shareholder Reports and Meetings...........................................13
Management and Fees........................................................14
Opening an Account.........................................................17
Share Price................................................................17
Purchasing Shares..........................................................18
Shareholder Services.......................................................19
Redeeming Shares...........................................................20

NO SALESMAN, OR OTHER PERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY BISYS FUND SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY BISYS FUND SERVICES, INC., IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

S2 SHARES                                                               S SHARES
LIQUID ASSETS FUND                                         MUNICIPAL ASSETS FUND

                 2203 Grand Avenue, Des Moines, Iowa 50312-5338
________________________________________________________________________________
FOR CURRENT YIELD, PURCHASE AND REDEMPTION INFORMATION CALL.........800-798-1819
 ....................................................................515-244-5426
________________________________________________________________________________

PROSPECTUS                                                      JANUARY 16, 1998
________________________________________________________________________________

Liquid Assets Fund and Municipal Assets Fund, each of these a "Fund", (collectively, the "Funds") are money market mutual funds designed to enable investors to meet short-term goals. Investors choose whichever Fund best suits their needs and may, without charge, exchange Funds as their investment outlook or goals change.

Liquid Assets Fund offers four classes of shares and Municipal Assets Fund offers three classes of shares. This Prospectus describes the "S2 Shares" of Liquid Assets Fund and "S Shares" of Municipal Assets Fund, (collectively, the "Shares"). S Shares and S2 are normally offered through financial institutions providing automatic "sweep" investment programs to their own customers. The Funds also offer "T Shares" and "I Shares" which accrue daily dividends in the same manner as S Shares and S2 Shares except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

LIQUID ASSETS FUND, ("Liquid Assets") seeks maximum current income consistent with safety of principal and maintenance of liquidity. MUNICIPAL ASSETS FUND, ("Municipal Assets") seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. Shares are offered and redeemed at $1.00 per share under rules which allow the Funds to use the amortized cost method of valuing the Funds' assets.

AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE FUNDS SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00, BUT UNDER EXTRAORDINARY CIRCUMSTANCES THE VALUE OF SHARES MAY VARY FROM $1.00 AND CONSEQUENTLY, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth basic information about each Fund that investors should know before investing and should be retained for future reference. Statements of Additional Information (as of the date of this Prospectus) which contain more detailed information about each Fund have been filed with the Securities and Exchange Commission and are hereby incorporated by reference. The Statements of Additional Information are available free upon request from the Funds at the address and telephone number indicated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY


TYPE OF COMPANY

Each Fund is a diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE

For Liquid Assets, maximum current income consistent with safety of principal and maintenance of liquidity.

For Municipal Assets, maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.

INVESTMENT POLICY

Under normal market conditions, Liquid Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term debt obligations including, primarily, redeemable Certificates backed by federally insured student loans and Farmers Home Administration guaranteed loans, commercial paper, bank obligations, short-term corporate obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market  conditions,  Municipal  Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term municipal securities which mature or have a demand feature exercisable in one year or less from the date of acquisition having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES, POLICIES AND Restrictions." As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value of $1.00 per Share.

SHARES OFFERED

S-2 Shares of common stock of Liquid Assets and S Shares of common stock Municipal Assets ("Shares"), each a separate investment portfolio of the IMG Mutual Funds, Inc., a Maryland Corporation. See "OPENING AN ACCOUNT", "PURCHASING SHARES" and "REDEEMING SHARES" for detailed information about how to buy and sell shares.


MINIMUM PURCHASE

The minimum initial investment is $250 with $25 minimum subsequent investments (subject to certain exceptions).

DIVIDENDS

Dividends are declared daily and paid monthly and will be automatically reinvested unless the shareholder elects otherwise.

INVESTMENT ADVISOR

Investors Management Group, Ltd. (the "Advisor").

ADMINISTRATOR

Investors Management Group, Ltd. (the "Administrator").

DISTRIBUTOR

BISYS Fund Services Inc., Columbus, Ohio (the "Distributor")

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
                                                     LIQUID           MUNICIPAL
                                                     ASSETS            ASSETS
Maximum Sales Charge Imposed on Purchases             None              None
Maximum Sales Charge on Reinvested Dividends          None              None
Deferred Sales Load                                   None              None
Redemption Fee *                                      None              None
Exchange Fee                                          None              None

* A $15.00 fee may be charged to an individual shareholder account for redemption by wire.

                                                     LIQUID           MUNICIPAL
                                                     ASSETS            ASSETS
ESTIMATED ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees.....................................  0.35%             0.35%
12b-1 Distribution Fees After Limitations 1.........  0.15%             0.15%
Other Expenses After Limitations 1
     Shareholder Servicing Fees.....................  0.25%             0.25%
     Administrative Fees............................  0.06%             0.06%
     Other Expenses.................................  0.11%             0.15%
     Total Other Expenses...........................  0.42%             0.46%
Total Fund Operating Expenses After Limitations 1...  0.92%             0.96%

The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in S2 shares of Liquid Assets and S Shares of Municipal Assets will bear directly or indirectly. The table reflects current fees and estimates other expenses. Rule 12b-1 Distribution Fees are fees related to distribution and marketing expenses incurred under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. From time to time, the Fund's Advisor and/or Distributor may voluntarily waive the Management Fees, the 12b-1 Distribution Fees and/or Shareholder Servicing Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

1 Under the Funds' 12b-1 Plan, the Funds are permitted to pay fees up to 0.25% of average annual net assets, but have voluntarily agreed to limit such fees to 0.15% until further notice. The Funds are subject to a Management and Administration Agreement with IMG pursuant to which the Funds are authorized to pay a periodic fee calculated at an annual rate of 0.21% of the average daily net assets of such Funds. Currently, however, the fee has been voluntarily limited to an annual rate of 0.06%. Absent the limitation of these fees, "Total Operating Expenses" as a percentage of average daily net assets would have been 1.17% for Liquid Assets and 1.21% for Municipal Assets.

EXAMPLE
You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period.

                    1 Year          3 Years         5 Years          10 Years
Liquid Assets         $ 9            $29              $51              $113
Municipal Assets      $10            $31              $53              $118

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

LIQUID ASSETS

The investment objective of Liquid Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in the following money market instruments maturing in 397 days or less from time of investment, (with certain exceptions):

(1) Obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury, as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

(3) Redeemable interest-bearing trust certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust. Further details concerning the Student Loan Trusts and the Fund's investments in Student Loan Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates ("FmHA Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Further details concerning the FmHA Trusts and the Fund's investment in FmHA Certificates and FmHA guaranteed loans are found in the Statement of Additional Information.

(5) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs; (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; or (c) is determined to be of equivalent quality by the Fund's Board of Directors if unrated.

(6) U.S. dollar-denominated bank obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

(7) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the highest rating category by two NRSROs, if rated by two or more NRSROs; (b) are rated in the highest rating category if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Fund's Board of Directors if unrated.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than 397 days, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days. The Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates, and/or FmHA Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

It is the policy of the Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than ten percent of the value of the total net assets of the Fund.

As a fundamental policy, the Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities. As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Fund will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks will default on repurchase agreements with the Student Loan Trusts or the FmHA Trusts, which could cause the net asset value per share to decrease.

In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:
Without shareholder approval the Fund may not: (1) purchase any securities other than those described above; (2) invest more than 80 percent of its total assets in Student Loan Certificates and/or FmHA Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Student Loan Certificates or FmHA Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, Student Loan Certificates, and FmHA Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

MUNICIPAL ASSETS

The investment objective of Municipal Assets is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests in the following types of money market instruments maturing in 397 days or less from time of investment (with certain exceptions), as defined herein:

(1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than 397 days from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Fund's board of directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not invest more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. In determining whether particular variable rate investments backed by Liquidity Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from federal income tax, except to the extent that some or all of which may be subject to the alternative minimum tax. This fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting securities.

It is the policy of the Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Fund. The Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances, described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible an issuer or bank will default on the provisions of their Liquidity Agreements, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:
Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policy"; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets (determined as of the date of purchase) in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the
Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if five percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (1) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (2) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

PERFORMANCE

Performance of each Fund may be quoted in advertising in terms of current yield and effective yield. CURRENT YIELD refers to the income generated by an investment in either Fund over a seven-day period. This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. EFFECTIVE YIELD is calculated similarly but, when annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Performance of the Funds may also be compared to other mutual funds with similar investment objectives, relevant indices or rankings prepared by independent services or other financial publications, or yields on deposits at financial institutions. Unlike the Funds, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Funds.

Additionally, Municipal Assets may quote a taxable-equivalent yield based on a stated income tax rate. Please see each Fund's Statement of Additional Information for further discussion of the manner in which yields are calculated and the comparative performance data which may be used.

Of course, the Funds' yields are not fixed nor is principal guaranteed. Yields are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields will fluctuate and are not necessarily representative of the future results.

DISTRIBUTIONS AND TAXES

Dividends from the net income of each Fund are declared daily on each business day and paid monthly to holders of record immediately before 3:00 p.m. Central Time. Dividends are automatically reinvested in S Shares unless cash payment has been selected on the Account Application. If a shareholder has elected to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in Shares of the Fund. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in Shares of the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

Dividends on each class of shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

Dividends declared in October, November, or December of any year, payable to shareholders of record on a specified date in such months, will be deemed to have been received by the shareholders and paid by the Funds on December 31 of such year, in the event that such dividends are actually paid during January of the following year.

Each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income, tax-exempt dividend income and/or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares.

Dividends derived from interest on federally tax-exempt debt obligations owned by Municipal Assets are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to shareholders, although some could be includable for purposes of the alternative minimum tax. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested.

Municipal Assets expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year. This discussion is only a summary and relates solely to Federal tax matters. Further discussion of the Federal Income Tax consequences of an investment in the Fund is provided in the Statement of Additional Information. Dividends may also be subject to local taxation. Shareholders are encouraged to consult with their personal tax advisors.

ORGANIZATION AND SHARES OF THE FUNDS

IMG Mutual Funds, Inc. is a Maryland corporation organized on November 16, 1994. The Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the Liquid Assets Funds, Inc., and the Municipal Assets Funds, Inc., two separately registered open-end, diversified management investment companies organized as Iowa corporations. References herein to the "immediate predecessor" of the Funds refer to the respective companies which correspond to such Fund. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

S2 Shares of Liquid Assets and S Shares of Municipal Assets are described in this Prospectus. T Shares and I Shares are offered in separate Prospectuses which may be obtained by calling the Fund at 1-800-798-1819 or writing to the address on the cover of this Prospectus. Please read the Prospectus carefully before investing or sending money. All shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by the Funds, except that Shares, S2 Shares and T Shares bear separate distribution and/or shareholder servicing fees. I Shares bear no distribution or shareholder servicing fees.

Each class of shares offers different privileges. Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their customers, and offer a check writing privilege. T Shares are normally offered through trust organizations or others providing shareholder services such as establishing and maintaining accounts and records for their customers who invest in T Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries concerning their investments. I Shares are available directly from the Distributor only and offer only the Exchange and Telephone Transfer services. Each class of shares is exchangeable only for shares of the same class. Financial institutions selling or servicing Shares and T Shares may receive different compensation with respect to one class over another.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each Fund will vote together and not by class unless otherwise required by law or permitted by each Fund's Board of Directors. All shareholders of each Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement, investment objective and fundamental policies. Only holders of Shares will vote on matters relating to the Distribution Plan for Shares. Only holders of T Shares will vote on matters pertaining to the Administrative Services Plan for T Shares.

Shares of the Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of each Fund's outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as each Fund's Board may grant in its discretion. When issued for payments as described in this Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

SHAREHOLDER REPORTS AND MEETINGS

Each shareholder will receive monthly Fund information, an unaudited semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write the Fund at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders or record of not less than 10 percent of the Funds' outstanding voting securities.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

MANAGEMENT AND FEES

Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with laws of Maryland governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations. The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

Investors Management Group, ("IMG") manages the investments and business affairs of the Funds. IMG is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa 50312-5338. IMG has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others for over 15 years. As of November 30, 1997, IMG had approximately $1.6 billion in equity, fixed income and money market assets under management.

The Funds will be managed by Jeffrey D. Lorenzen, CFA, Managing Director, Kathryn D. Beyer, CFA, Managing Director, and Elizabeth S. Pierson, CFA, Senior Fixed Income Manager. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration degree from the University of Iowa, Iowa City, Iowa. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Master of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science degree in agricultural engineering from Iowa State University, Ames, Iowa. Ms. Pierson is a fixed income strategist and is a member of IMG's Investment Policy Committee. She began her investment career in 1984 with AMCORE Capital Management, Inc. Ms. Pierson received her Bachelor of Science degree from the University of Illinois, Champaign-Urbana.

Under an Investment Advisory Agreement between the Funds and IMG, a fee is paid to IMG for investment advisory services. Each Fund is responsible for paying operating expenses not assumed by IMG. The investment management fee for each Fund is calculated daily and paid monthly. The maximum management fee for each Fund is 0.35 percent of each Fund's average daily net assets.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund or class of shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Fund or class of shares and increasing the overall yield to investors in that Fund or class of shares at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

IMG also provides management and administration, fund accounting, transfer agency, and shareholder recordkeeping services to the Funds. Under a Management and Administration Agreement, IMG will supervise all aspects of the operations of the Funds, except those performed under the Investment Advisory Agreement, by the Custodian, under the Transfer Agency Agreement and under the Fund Accounting Agreement. For these services the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund. Presently, the fee is calculated at 0.06% annually. Under a Fund
Accounting Agreement, IMG provides bookkeeping and accounting services to the Funds, including calculating daily net asset value and yield quotations. For these services, the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund. Under a Transfer Agency Agreement, IMG provides customary and usual services of a transfer agent to the Funds. For these services, IMG is paid various fees depending on the class of shares of the Funds. The fees are charged to each class of shares separately and are not computed on a periodic percentage of net assets, but at a flat annual fee depending on the number of accounts. The fees received and the services provided under these contracts are in addition to those received and paid to IMG under the Advisory Agreement.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the investment management fee and/or other fees and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

Each Fund pays certain distribution fees related to marketing, selling and distribution of S Shares including, but not limited to, preparation and distribution of promotional materials, compensation to sales personnel employed by the Distributor and for payment to institutions, including financial institutions ("Participating Organizations") who render assistance in distributing or promoting the sale of each Fund's S Shares under plans ("12b-1 Plans") adopted pursuant to Rule 12b-1 under the Act. The maximum fees payable under the 12b-1 Plans are an annual rate of 0.25 percent for S2 Shares of Liquid Assets and 0.25 percent for S Shares of Municipal Assets, computed monthly on the basis of the average net asset value of the respective Shares issued by each Fund. Presently the fees payable under the 12b-1 Plans have been limited to 0.15% for both classes of shares until further notice. The Directors of each Fund review quarterly a written report of the costs incurred associated with the 12b-1 Plans. The Directors believe that the 12b-1 Plans are in compliance with Rule 12b-1 and are in the best interests of the Funds.

Each Fund pays certain shareholder servicing fees to financial institutions ("Participating Organizations"), who render assistance in servicing their customers who are direct or beneficial owners of each Fund's Shares under the Administrative Services Plan and Servicing Agreements (the "Servicing Agreements") adopted by the Funds' Board of Directors. The maximum fees payable under the Servicing Agreements are an annual rate of 0.25%, computed monthly on the basis of the average daily net asset value of each Fund. The Directors of each Fund review quarterly a written report of the costs incurred association with the Administrative Services Plan. The Directors believe that the Administrative Services Plan is in the best interest of the Funds.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a Participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such Participating Organizations other than through registered brokers will involve the solicitation or sale of shares of the Funds.

AMCORE Investment Group, N.A., Rockford, Illinois, acts as custodian for the Funds' cash and investments.

OPENING AN ACCOUNT

The Funds require a completed and signed application (which is attached) at the time you open each new account. Additional paperwork may be required from corporations, associations and certain fiduciaries. IF YOU HAVE QUESTIONS CALL THE FUNDS AT 1-800-798-1819 FROM 8:00 A.M. TO 4:30 P.M. CENTRAL TIME.

SHARE PRICE

The shares of each Fund are sold without a sales charge. The price of one share is its "net asset value" or NAV (generally $1.00). NAV is computed by adding the value of each Fund's investments, plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each Funds' shares is determined twice each business day, at 11:00 a.m. Central Time and at the close of the New York Stock Exchange (normally 3:00 p.m. Central Time). The Funds are open for business each day the Federal Reserve is open.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. If you invest by check, the Funds must generally allow one or more days for conversion into federal funds before accepting your purchase.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures are described in more detail in each Fund's Statement of Additional Information.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations, Student Loan Certificates and FmHA Certificates, which are subject to mandatory repurchase at their original purchase price, investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and nonrated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the board of directors of each Fund.

PURCHASING SHARES

Shares of each Fund may be purchased directly from BISYS Fund Services, Inc., as the distributor. Shares may also be purchased by customers of qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") that have entered into servicing agreements with the Distributor. The Participating Organization is responsible for transmitting purchase orders directly to the Fund's Distributor. A Participating Organization may elect to hold record ownership of shares for its customers and to show beneficial ownership of shares on the account statements it provides to them. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with IMG as transfer agent for the Funds. Generally, shares purchased through Participating Organizations will be held by the Participating Organization as shareholder of record.

Shares of each Fund are offered without any purchase or redemption charge imposed by the Fund. The minimum initial investment that may be made in each Fund is $250. Subsequent investments in each Fund must be made in amounts of not less than $25, except where purchases are made through financial institutions providing an automatic "sweep" investment program, in which case there is no minimum. Participating organizations may aggregate their customers' purchases to satisfy the required minimums.

Purchases may be effected on business days when the Advisor, Distributor and Custodian are open for business. The Funds reserve the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

A purchase order for Shares received in good order by the Funds by 11:00 a.m. Central Time on a business day is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day, IF THE CUSTODIAN HAS RECEIVED THE PURCHASE PRICE IN FEDERAL FUNDS OR OTHER IMMEDIATELY AVAILABLE FUNDS BY 3:00 P.M. CENTRAL TIME THAT DAY. A purchase order for Shares received after 11:00 a.m. Central Time and prior to 3:00 p.m. Central Time on a business day for which such funds have been received by 3:00 p.m. Central Time will be effected as of 3:00 p.m. Central Time, and will begin to accrue dividends on the following business day. If federal funds are not available by 3:00 p.m. Central Time, the order will be canceled. Payment for orders which are not accepted or are canceled will be returned after prompt inquiry to the transmitting organization.

While the Funds themselves do not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Funds may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired, because the costs thereof will reduce the Funds' yields to the investor below that obtainable by investing in the Funds directly.

Customers wishing to purchase shares through their Participating Organization should contact such entity directly for appropriate instructions. (For a list of the Participating Organizations in your area, CALL THE FUNDS AT 1-800-798-1819 OR 515-244-5426.) Direct investors may purchase shares in accordance with the procedures described below, "Purchase Procedures".

Certificates representing Fund shares purchased will not be issued. However, all purchases are confirmed in writing to the investor and credited to their account in the shareholder records maintained by the Transfer Agent. Investors will have the same rights to their shares as if certificates had been issued.

PURCHASE PROCEDURES

   METHOD              INITIAL INVESTMENT              ADDITIONAL INVESTMENT

   BY MAIL                $250 (minimum)                   $25 (minimum)
                      Please make your check           Please make your check
                      payable to the Fund selected     payable to the Fund
                      and mail to the address          selected, with your
                      indicated on the application.    account number on the
                                                       check and mail to the
                                                       address printed on your
                                                       account statement.

   BY WIRE            Please call for an account       See instructions below.
                      number before initial invest-
                      ment at 1-800-798-1819 or
                      515-244-5426.

   Federal Funds should be wired to: Federal Reserve Bank of Chicago for AMCORE Investment Group, N.A., Rockford, Illinois, together with the name of the Fund, your account number and names.

   Please note that when accounts are opened by wire you must send a completed application at your earliest convenience. Your application must be received by the Fund before any instructions for redemption will be accepted.

   BY ELECTRONIC      Not available for initial        Shareholders who have
   FUNDS TRANSFER     purchase.                        an account with an
   (ACH)                                               institution which is a
                                                       member of the Automated
                                                       Clearing House, may
                                                       elect to purchase Fund
                                                       shares via electronic
                                                       funds transfer.  Select
                                                       this service on your
                                                       application or call
                                                       the Fund.

SHAREHOLDER SERVICES

Some shareholder  services may not be available if shares are purchased  through
Participating   Organizations.   Call  the  Funds  at  1-800-798-1819  for  more
information.

EXCHANGE PRIVILEGE. You may exchange Shares of either Fund for Shares in the other Fund described in this Prospectus. An exchange involves a redemption of the shares of the Fund being liquidated and a purchase of the shares of the Fund in which the redemption proceeds are to be invested. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices by transactions involving frequent purchases and sales of shares. Each Fund reserves the right at any time and without prior notice, to suspend, limit, modify or terminate exchange privileges or their use by individual shareholders in order to prevent transactions considered to be disadvantageous to existing shareholders.

TELEPHONE TRANSFERS. This service allows you to authorize transfers of money to purchase or sell shares. Using Telephone Transfer you can move money between your bank account and your account in the Funds with one phone call. Moneys may be transferred either by wire or electronic funds transfer with an institution which is a member of the Automated Clearing House ("ACH").

Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. A $15.00 fee may be charged to your account for redemptions by wire.

Allow two (2) days after the call for electronic funds transfer via ACH to move moneys between your bank account and your account with either Fund.

For moneys recently invested, allow normal clearing time before redemption proceeds are sent to your bank. In order to change the financial institution account designated to receive redemption proceeds, it will be necessary to send a written request to the Fund with a signature guarantee from a national or state bank, a trust company or a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange.

You can also arrange systematic periodic investments (minimum $50) into your Fund account. Simply select the regular investment schedule you would like when completing your account application. Your bank account will automatically be debited to purchase shares of the Fund you select. You will receive confirmation of each transaction.

Your bank must be a member of ACH and you must have a checking or NOW/Money Market Deposit account to use electronic funds transfer or systematic investing. Please allow 20 days after receipt of your application to activate the Telephone Transfer capability.

STATEMENTS AND REPORTS. You will receive a statement of your account listing every transaction that affects your share balance no less than once per month. At least twice a year you will receive the financial statements of the Fund in which you have invested with a summary of that Fund's portfolio composition and performance. Each Fund's Annual Report is reported on by the Funds' independent auditors, KPMG Peat Marwick LLP.

REDEEMING SHARES

Shareholders may request redemption of their shares at any time. Shares will be redeemed at their net asset value as next determined after a redemption request in good order is received by the Fund's Distributor. Redemption orders received in good order by the Distributor before 11:00 a.m. Central Time on a business day will be redeemed as of 11:00 a.m. Central Time and will earn dividends through the previous day; proceeds normally will be sent electronically the same day (or mailed by check the next business day) to the organization that placed the redemption order in good form. Redemption orders received after 11:00 a.m. Central Time or on a non-business day will be redeemed as of 3:00 p.m. Central Time or at the next determined net asset value and earn dividends through the date the redemption request was received; proceeds will be sent electronically on the next business day (or mailed by check on the second business day thereafter). While the Funds use their best efforts to maintain their net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount originally invested.

If you purchase shares through a Participating Organization, you may redeem shares in accordance with that Organization's rules regarding redemption requests. Direct shareholders may redeem shares in accordance with the procedures described under "How to Redeem Shares".

The Funds intend to pay redemption proceeds within two business days and in no event will payment be made later than seven days after receipt of a redemption request in good order. Payments to investors who request to redeem shares within a few days after a purchase paid for by check may be delayed until the Funds can verify the check has been collected.

The Funds reserve the right to suspend redemptions or to postpone the payment therefore when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making sale of portfolio securities or valuations of the Funds' net assets not reasonably practicable.

A shareholder may not reduce the value of their account to less than $100 by writing checks. The check writing privilege is not available when purchases are made through a financial institution providing an automatic "sweep" investment program. The Funds and the Custodian reserve the right to terminate the check writing service or to institute charges for the service.

If an investor's account drops below $250 due to redemptions, the Funds reserve the right to redeem any remaining shares if after 30 days' notice additional investments to bring the account value to $250 are not made.

HOW TO REDEEM SHARES

   BY MAIL--                              Send a "letter of instruction": a
   TO: 2203 GRAND AVENUE                  letter specifying the name of the
       DES MOINES, IA 50312-5338          Fund, the number of shares to be
                                          sold, your name, your account number,
                                          and the additional requirements
                                          listed below that apply to your
                                          particular account.

   TYPE OF REGISTRATION                   REQUIREMENTS
   Individual, Joint Tenants, Sole        Letter of instruction signed by all
   Proprietorship, Custodial (Uniform     persons required to sign for the
   Gifts or Transfers To Minors Act),     account, exactly as it is registered,
   General Partners                       accompanied by signature guarantee(s).

   Corporation, Association               Letter of instruction and a corporate
                                          resolution signed by person(s)
                                          authorized to act on the account,
                                          accompanied by signature guarantee(s).

   Trust                                  A letter of instruction signed by
                                          the Trustee(s) (as Trustee), with a
                                          signature guarantee. (If the Trustee's
                                          name is not registered on your
                                          account,  also  provide  a copy of the
                                          trust document,  certified  within the
                                          last 60 days.)

   If you do not fall into any of these registration categories (e.g., Executors, Administrators, Conservators or Guardians) please call for further instructions.

       A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. A signature guarantee may be obtained from an eligible guarantor institution, as defined by the Securities and Exchange Commission. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words, "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.

                FOR ALL OPTIONS BELOW, PLEASE CALL 1-800-798-1819

   BY CHECK--                             You must have applied for the check
   (minimum $250                          writing feature on your account
   maximum $100,000)                      spplication.  You may redeem pro-
                                          vided that the signatures you
                                          designated are on the check.  (There
                                          is no charge for this service and
                                          you may write an unlimited number
                                          of checks.)

   BY EXCHANGE--                          You must meet the minimum investment
                                          requirement of the other fund.  You
                                          can only exchange between accounts
                                          with identical names, addresses, and
                                          taxpayer identification numbers.

   BY ELECTRONIC FUNDS                    You must have applied for the
   TRANSFER (ACH) OR WIRE--               Telephone Transfer feature on your
                                          application.  Allow two days via ACH.
                                          Call before 10:00 a.m. for same day
                                          wire.  $15.00 fee for bank wires.

TABLE OF CONTENTS
Prospectus Summary..........................................................2
Expense Summary of Shares...................................................2
Investment Objectives, Policies and Restrictions............................7
Liquid Assets...............................................................7
Municipal Assets............................................................9
Performance................................................................12
Distributions and Taxes....................................................13
Organization and Shares of the Funds.......................................14
Shareholder Reports and Meetings...........................................13
Management and Fees........................................................15
Opening an Account.........................................................16
Share Price................................................................16
Purchasing Shares..........................................................16
Shareholder Services.......................................................19
Redeeming Shares...........................................................21

NO SALESMAN, OR OTHER PERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY BISYS FUND SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY BISYS FUND SERVICES, INC., IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

T SHARES
LIQUID ASSETS FUND AND MUNICIPAL ASSETS FUND

                 2203 Grand Avenue, Des Moines, Iowa 50312-5338
________________________________________________________________________________
FOR CURRENT YIELD, PURCHASE AND REDEMPTION INFORMATION CALL.........800-798-1819
 ....................................................................515-244-5426
________________________________________________________________________________

PROSPECTUS                                                      JANUARY 16, 1998
________________________________________________________________________________

Liquid Assets Fund and Municipal Assets Fund, each of these a "Fund", (collectively, the "Funds") are money market mutual funds designed to enable investors to meet short-term goals. Investors choose whichever Fund best suits their needs and may, without charge, exchange Funds as their investment outlook or goals change.

Liquid Assets Fund offers four classes of shares and Municipal Assets Fund offers three classes of shares. This Prospectus describes the "T Shares" of each Fund. T Shares are offered to customers of banks. T Shares are normally offered through trust organizations or others providing shareholder services such as establishing and maintaining accounts and records for their customers who invest in T Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries regarding their accounts. The Funds also offer "S Shares" and "I Shares" which accrue daily dividends in the same manner as T Shares except that each class bears separate distribution and/or shareholder administrative servicing fees. "S2 Shares" are also offered by Liquid Assets Fund. (see "Organization and Shares of the Funds").

LIQUID ASSETS FUND, ("Liquid Assets") seeks maximum current income consistent with safety of principal and maintenance of liquidity. MUNICIPAL ASSETS FUND, ("Municipal Assets") seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. Trust Shares are offered and redeemed at $1.00 per share under rules which allow the Funds to use the amortized cost method of valuing the Funds' assets.

AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE FUNDS SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00, BUT UNDER EXTRAORDINARY CIRCUMSTANCES THE VALUE OF SHARES MAY VARY FROM $1.00 AND CONSEQUENTLY, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth basic information about each Fund that investors should know before investing and should be retained for future reference. Statements of Additional Information (as of the date of this Prospectus) which contain more detailed information about each Fund have been filed with the Securities and Exchange Commission and are hereby incorporated by reference. The Statements of Additional Information are available free upon request from the Funds at the address and telephone number indicated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

TYPE OF COMPANY

Each Fund is a diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE

For Liquid Assets, maximum current income consistent with safety of principal and maintenance of liquidity.

For Municipal Assets, maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.

INVESTMENT POLICY

Under normal market conditions, Liquid Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term debt obligations including, primarily, redeemable Certificates backed by federally insured student loans and Farmers Home Administration guaranteed loans, commercial paper, bank obligations, short-term corporate obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market  conditions,  Municipal  Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term municipal securities which mature or have a demand feature exercisable in one year or less from the date of acquisition having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES, POLICIES AND Restrictions." As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value of $1.00 per Share.

SHARES OFFERED

T Shares of common stock ("Shares") of Liquid Assets and Municipal Assets, each a separate investment portfolio of the IMG Mutual Funds, Inc., a Maryland Corporation. See "OPENING AN ACCOUNT", "PURCHASING SHARES" and "REDEEMING SHARES" for detailed information about how to buy and sell shares.


MINIMUM PURCHASE

The minimum initial investment is $250 with $25 minimum subsequent investments (subject to certain exceptions).

DIVIDENDS

Dividends are declared daily and paid monthly and will be automatically reinvested unless the shareholder elects otherwise.

INVESTMENT ADVISOR

Investors Management Group, Ltd. (the "Advisor").

ADMINISTRATOR

Investors Management Group, Ltd.  (the "Administrator").

DISTRIBUTOR

BISYS Fund Services Inc., Columbus, Ohio (the "Distributor")

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
                                                     LIQUID           MUNICIPAL
                                                     ASSETS            ASSETS
Maximum Sales Charge Imposed on Purchases             None              None
Maximum Sales Charge on Reinvested Dividends          None              None
Deferred Sales Load                                   None              None
Redemption Fee *                                      None              None
Exchange Fee                                          None              None

* A $15.00 fee may be charged to an individual shareholder account for redemption by wire.

                                                     LIQUID           MUNICIPAL
                                                     ASSETS            ASSETS
ESTIMATED ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees...................................... 0.35%             0.35%
12b-1 Distribution Fees.............................. 0.00%             0.00%
Other Expenses
  Shareholder Servicing Fees After Limitations 1..... 0.15%             0.15%
  Administrative Fees 2.............................. 0.06%             0.06%
  Other Expenses..................................... 0.11%             0.15%
  Total Other Expenses............................... 0.32%             0.36%
Total Fund Operating Expenses After Limitations 2.... 0.67%             0.71%

The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in T Shares of a Fund will bear directly or indirectly. The table reflects the current fees and an estimate of other expenses. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

1 The Funds have entered into Shareholder Servicing Agreements under the Administrative Services Plan pursuant to which the Funds are authorized to pay financial institutions, such as banks, a periodic fee calculated at an annual rate of 0.25% of the average daily net assets of such Funds. Currently, however, the Funds have limited these fees to an annual rate of 0.15% of the average daily net assets of each Fund.

2 The Funds are subject to a Management and Administration Agreement with IMG pursuant to which the Funds are authorized to pay a periodic fee calculated at an annual rate of 0.21% of the average daily net assets of such Funds.
Currently, however, the fee has been voluntarily limited to an annual rate of 0.06%. Absent the limitation of these fees, "Total Operating Expenses" as a percentage of average daily net assets would have been 0.92% for Liquid Assets and 0.96% for Municipal Assets.

EXAMPLE
You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period.

                       1 Year         3 Years           5 Years        10 Years
Liquid Assets           $  7            $21              $37              $83
Municipal Assets        $  7            $23              $40              $88

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

LIQUID ASSETS

The investment objective of Liquid Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in the following money market instruments maturing in 397 days or less from time of investment, (with certain exceptions):

(1) Obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury, as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

(3) Redeemable interest-bearing trust certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust. Further details concerning the Student Loan Trusts and the Fund's investments in Student Loan Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates ("FmHA Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Further details concerning the FmHA Trusts and the Fund's investment in FmHA Certificates and FmHA guaranteed loans are found in the Statement of Additional Information.

(5) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs; (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; or (c) is determined to be of equivalent quality by the Fund's Board of Directors if unrated.

(6) U.S. dollar-denominated bank obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

(7) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the highest rating category by two NRSROs, if rated by two or more NRSROs; (b) are rated in the highest rating category if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Fund's Board of Directors if unrated.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than 397 days, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days. The Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates, and/or FmHA Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

It is the policy of the Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than ten percent of the value of the total net assets of the Fund.

As a fundamental policy, the Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities. As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Fund will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks will default on repurchase agreements with the Student Loan Trusts or the FmHA Trusts, which could cause the net asset value per share to decrease.

In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:
Without shareholder approval the Fund may not: (1) purchase any securities other than those described above; (2) invest more than 80 percent of its total assets in Student Loan Certificates and/or FmHA Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Student Loan Certificates or FmHA Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, Student Loan Certificates, and FmHA Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

MUNICIPAL ASSETS

The investment objective of Municipal Assets is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests in the following types of money market instruments maturing in 397 days or less from time of investment (with certain exceptions), as defined herein:

(1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than 397 days from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Fund's board of directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not invest more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. In determining whether particular variable rate investments backed by Liquidity Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from federal income tax, except to the extent that some or all of which may be subject to the alternative minimum tax. This fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting securities.

It is the policy of the Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Fund. The Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances, described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible an issuer or bank will default on the provisions of their Liquidity Agreements, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:
Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policy"; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets (determined as of the date of purchase) in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the
Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if five percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (1) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (2) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

PERFORMANCE

Performance of each Fund may be quoted in advertising in terms of current yield and effective yield. CURRENT YIELD refers to the income generated by an investment in either Fund over a seven-day period. This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. EFFECTIVE YIELD is calculated similarly but, when annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Performance of the Funds may also be compared to other mutual funds with similar investment objectives, relevant indices or rankings prepared by independent services or other financial publications, or yields on deposits at financial institutions. Unlike the Funds, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Funds.

Additionally, Municipal Assets may quote a taxable-equivalent yield based on a stated income tax rate. Please see each Fund's Statement of Additional Information for further discussion of the manner in which yields are calculated and the comparative performance data which may be used.

Of course, the Funds' yields are not fixed nor is principal guaranteed. Yields are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields will fluctuate and are not necessarily representative of the future results

DISTRIBUTIONS AND TAXES

Dividends from the net income of each Fund are declared daily on each business day and paid monthly to holders of record immediately before 3:00 p.m. Central Time. Dividends are automatically reinvested in T Shares unless cash payment has been selected on the Account Application. If a shareholder has elected to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in T Shares of the Fund. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in T Shares of the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

Dividends on each class of shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

Dividends declared in October, November, or December of any year, payable to shareholders of record on a specified date in such months, will be deemed to have been received by the shareholders and paid by the Funds on December 31 of such year, in the event that such dividends are actually paid during January of the following year.

Each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income, tax-exempt dividend income and/or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares.

Dividends derived from interest on federally tax-exempt debt obligations owned by Municipal Assets are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to shareholders, although some could be includable for purposes of the alternative minimum tax. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested.

Municipal Assets expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year. This discussion is only a summary and relates solely to Federal tax matters. Further discussion of the Federal Income Tax consequences of an investment in the Fund is provided in the Statement of Additional Information. Dividends may also be subject to local taxation. Shareholders are encouraged to consult with their personal tax advisors.

ORGANIZATION AND SHARES OF THE FUNDS

IMG Mutual Funds, Inc. is a Maryland corporation organized on November 16, 1994. The Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the Liquid Assets Funds, Inc., and the Municipal Assets Funds, Inc., two separately registered open-end, diversified management investment companies organized as Iowa corporations. References herein to the "immediate predecessor" of the Funds refer to the respective companies which correspond to such Fund. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

T Shares of the Funds are described in this Prospectus. S Shares, I Shares and S2 Shares are offered in separate Prospectuses which may be obtained by calling the Fund at 1-800-798-1819 or writing to the address on the cover of this Prospectus. Please read the Prospectus carefully before investing or sending money. All shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by the Funds, except that S Shares, T Shares and S2 Shares bear separate distribution and/or shareholder servicing fees. I Shares bear no distribution or shareholder servicing fees.

Each class of shares offers different privileges. S Shares and S2 Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their customers, and offer a check writing privilege. T Shares are normally offered through trust organizations or others providing shareholder services such as establishing and maintaining accounts and records for their customers who invest in T Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries concerning their investments. I Shares are available directly from the Distributor only and offer only the Exchange and Telephone Transfer services. Each class of shares is exchangeable only for shares of the same class. Financial institutions selling or servicing S Shares, T Shares and S2 Shares may receive different compensation with respect to one class over another.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each Fund will vote together and not by class unless otherwise required by law or permitted by each Fund's Board of Directors. All shareholders of each Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement, investment objective and fundamental policies. Only holders of S Shares, S2 Shares and T Shares will vote on matters pertaining to the Administrative Services Plan.

Shares of the Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of each Fund's outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as each Fund's Board may grant in its discretion. When issued for payments as described in this Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertified form and will be evidenced by the appropriate notation on the books of the transfer agent.

SHAREHOLDER REPORTS AND MEETINGS

Each shareholder will receive monthly Fund information, an unaudited semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write the Fund at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders or record of not less than 10 percent of the Funds' outstanding voting securities.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

MANAGEMENT AND FEES

Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with laws of Maryland governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations. The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

Investors Management Group, ("IMG") manages the investments and business affairs of the Funds. IMG,., is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa 50312-5338. IMG has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others for over 15 years. As of November 30, 1997, IMG had approximately $1.6 billion in equity, fixed income and money market assets under management.

The Funds will be managed by Jeffrey D. Lorenzen, CFA, Managing Director, Kathryn D. Beyer, CFA, Managing Director, and Elizabeth S. Pierson, CFA, Senior Fixed Income Manager. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration degree from the University of Iowa, Iowa City, Iowa. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Master of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science degree in agricultural engineering from Iowa State University, Ames, Iowa. Ms. Pierson is a fixed income strategist and is a member of IMG's Investment Policy Committee. She began her investment career in 1984 with AMCORE Capital Management, Inc. Ms. Pierson received her Bachelor of Science degree from the University of Illinois, Champaign-Urbana.

Under an Investment Advisory Agreement between the Funds and IMG, a fee is paid to IMG for investment advisory services. Each Fund is responsible for paying operating expenses not assumed by IMG. The investment management fee for each Fund is calculated daily and paid monthly. The maximum management fee for each Fund is 0.35 percent of each Fund's average daily net assets.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund or class of shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Fund or class of shares and increasing the overall yield to investors in that Fund or class of shares at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

IMG also provides management and administration, fund accounting, transfer agency, and shareholder recordkeeping services to the Funds. Under a Management and Administration Agreement, IMG will supervise all aspects of the operations of the Funds, except those performed under the Investment Advisory Agreement, by the Custodian, under the Transfer Agency Agreement and under the Fund Accounting Agreement. For these services the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund. Presently, the fee is calculated at 0.06% annually. Under a Fund
Accounting Agreement, IMG provides bookkeeping and accounting services to the Funds, including calculating daily net asset value and yield quotations. For these services, the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund. Under a Transfer Agency Agreement, IMG provides customary and usual services of a transfer agent to the Funds. For these services, IMG is paid various fees depending on the class of shares of the Funds. The fees are charged to each class of shares separately and are not computed on a periodic percentage of net assets, but at a flat annual fee depending on the number of accounts. The fees received and the services provided under these contracts are in addition to those received and paid to IMG under the Advisory Agreement.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions;

insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the investment management fee and/or other fees and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

Each Fund pays certain shareholder servicing fees to financial institutions ("Participating Organizations"), who render assistance in servicing their customers who are direct or beneficial owners of each Fund's Shares under the Administrative Services Plan and Servicing Agreements (the "Servicing Agreements") adopted by the Funds' Board of Directors. The maximum fees payable under the Servicing Agreements are an annual rate of 0.25%, computed monthly on the basis of the average daily net asset value of each Fund. At present, the Board of Directors has limited the fee to 0.15% until further notice. The Directors of each Fund review quarterly a written report of the costs incurred association with the Administrative Services Plan. The Directors believe that the Administrative Services Plan is in the best interest of the Funds.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a Participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such Participating Organizations other than through registered brokers will involve the solicitation or sale of shares of the Funds.

AMCORE Investment Group, N.A., Rockford, Illinois, acts as custodian for the Funds' cash and investments.

OPENING AN ACCOUNT

The Funds require a completed and signed application (which is attached) at the time you open each new account. Additional paperwork may be required from corporations, associations and certain fiduciaries. IF YOU HAVE QUESTIONS CALL THE FUNDS AT 1-800-798-1819 FROM 8:00 A.M. TO 4:30 P.M. CENTRAL TIME.

SHARE PRICE

The shares of each Fund are sold without a sales charge. The price of one share is its "net asset value" or NAV (generally $1.00). NAV is computed by adding the value of each Fund's investments, plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each Funds' shares is determined twice each business day, at 11:00 a.m. Central Time and at the close of the New York Stock Exchange (normally 3:00 p.m. Central Time). The Funds are open for business each day the Federal Reserve is open.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. If you invest by check, the Funds must generally allow one or more days for conversion into federal funds before accepting your purchase.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures are described in more detail in each Fund's Statement of Additional Information.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations, Student Loan Certificates and FmHA Certificates, which are subject to mandatory repurchase at their original purchase price, investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and nonrated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the board of directors of each Fund.

PURCHASING SHARES

Shares of each Fund may be purchased directly from BISYS, Fund Services, Inc., as the distributor. Shares may also be purchased by customers of qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") that have entered into servicing agreements with the Distributor. The Participating Organization is responsible for transmitting purchase orders directly to the Fund's Distributor. A Participating Organization may elect to hold record ownership of shares for its customers and to show beneficial ownership of shares on the account statements it provides to them. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with IMG as transfer agent for the Funds. Generally, shares purchased through Participating Organizations will be held by the Participating Organization as shareholder of record.

Shares of each Fund are offered without any purchase or redemption charge imposed by the Fund. The minimum initial investment that may be made in each Fund is $250. Subsequent investments in each Fund must be made in amounts of not less than $25, except where purchases are made through Participating Organizations in which case there is no minimum. Participating Organizations may aggregate their customers' purchases to satisfy the required minimums.

Purchases may be effected on business days when the Advisor, Distributor and Custodian are open for business. The Funds reserve the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

A purchase order for T Shares received in good order by the Funds by 11:00 a.m. Central Time on a business day is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day, if the Custodian has received the purchase price in federal funds or other immediately available funds by 3:00 p.m. Central Time that day. A purchase order for T Shares received after 11:00 a.m. Central Time and prior to 3:00 p.m. Central Time on a business day for which such funds have been received by 3:00 p.m. Central Time will be effected as of 3:00 p.m. Central Time, and will begin to accrue dividends on the following business day. If federal funds are not available by 3:00 p.m. Central Time, the order will be canceled. Payment for orders which are not accepted or are canceled will be returned after prompt inquiry to the transmitting organization.

While the Funds themselves do not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Funds may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired, because the costs thereof will reduce the Funds' yields to the investor below that obtainable by investing in the Funds directly.

Customers wishing to purchase shares through their Participating Organization should contact such entity directly for appropriate instructions. (For a list of the Participating Organizations in your area, call the Funds at 1-800-798-1819 or 515-244-5426.) Direct investors may purchase shares in accordance with the procedures described below, "Purchase Procedures".

Certificates representing Fund shares purchased will not be issued. However, all purchases are confirmed in writing to the investor and credited to their account in the shareholder records maintained by the Transfer Agent. Investors will have the same rights to their shares as if certificates had been issued.

PURCHASE PROCEDURES

   METHOD              INITIAL INVESTMENT              ADDITIONAL INVESTMENT

   BY MAIL                $250 (minimum)                   $25 (minimum)
                      Please make your check           Please make your check
                      payable to the Fund selected     payable to the Fund
                      and mail to the address          selected, with your
                      indicated on the application.    account number on the
                                                       check and mail to the
                                                       address printed on your
                                                       account statement.

   BY WIRE            Please call for an account       See instructions below.
                      number before initial invest-
                      ment at 1-800-798-1819 or
                      515-244-5426.

   Federal Funds should be wired to: Federal Reserve Bank of Chicago for AMCORE Investment Group, N.A., Rockford, Illinois, together with the name of the Fund, your account number and names.

   Please note that when accounts are opened by wire you must send a completed application at your earliest convenience. Your application must be received by the Fund before any instructions for redemption will be accepted.

   BY ELECTRONIC      Not available for initial        Shareholders who have
   FUNDS TRANSFER     purchase.                        an account with an
   (ACH)                                               institution which is a
                                                       member of the Automated
                                                       Clearing House, may
                                                       elect to purchase Fund
                                                       shares via electronic
                                                       funds transfer.  Select
                                                       this service on your
                                                       application or call
                                                       the Fund.

SHAREHOLDER SERVICES

Some shareholder  services may not be available if shares are purchased  through
Participating   Organizations.   Call  the  Funds  at  1-800-798-1819  for  more
information.

EXCHANGE PRIVILEGE. You may exchange T Shares of either Fund for T Shares in the other Fund described in this Prospectus. An exchange involves a redemption of the shares of the Fund being liquidated and a purchase of the shares of the Fund in which the redemption proceeds are to be invested. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices by transactions involving frequent purchases and sales of shares. Each Fund reserves the right at any time and without prior notice, to suspend, limit, modify or terminate exchange privileges or their use by individual shareholders in order to prevent transactions considered to be disadvantageous to existing shareholders.

TELEPHONE TRANSFERS. This service allows you to authorize transfers of money to purchase or sell shares. Using Telephone Transfer you can move money between your bank account and your account in the Funds with one phone call. Moneys may be transferred either by wire or electronic funds transfer with an institution which is a member of the Automated Clearing House ("ACH").

Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. A $15.00 fee may be charged to your account for redemptions by wire.

Allow two (2) days after the call for electronic funds transfer via ACH to move moneys between your bank account and your account with either Fund.

For moneys recently invested, allow normal clearing time before redemption proceeds are sent to your bank. In order to change the financial institution account designated to receive redemption proceeds, it will be necessary to send a written request to the Fund with a signature guarantee from a national or state bank, a trust company or a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange.

You can also arrange systematic periodic investments (minimum $50) into your Fund account. Simply select the regular investment schedule you would like when completing your account application. Your bank account will automatically be debited to purchase shares of the Fund you select. You will receive confirmation of each transaction.

Your bank must be a member of ACH and you must have a checking or NOW/Money Market Deposit account to use electronic funds transfer or systematic investing. Please allow 20 days after receipt of your application to activate the Telephone Transfer capability.

STATEMENTS AND REPORTS. You will receive a statement of your account listing every transaction that affects your share balance no less than once per month. At least twice a year you will receive the financial statements of the Fund in which you have invested with a summary of that Fund's portfolio composition and performance. Each Fund's Annual Report is reported on by the Funds' independent auditors, KPMG Peat Marwick LLP.

REDEEMING SHARES

Shareholders may request redemption of their shares at any time. Shares will be redeemed at their net asset value as next determined after a redemption request in good order is received by the Fund's Distributor. Redemption orders received in good order by the Distributor before 11:00 a.m. Central Time on a business day will be redeemed as of 11:00 a.m. Central Time and will earn dividends through the previous day; proceeds normally will be sent electronically the same day (or mailed by check the next business day) to the organization that placed the redemption order in good form. Redemption orders received after 11:00 a.m. Central Time or on a non-business Day will be redeemed as of 3:00 p.m. Central Time or at the next determined net asset value and earn dividends through the date the redemption request was received; proceeds will be sent electronically on the next business day (or mailed by check on the second business day thereafter). While the Funds use their best efforts to maintain their net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount originally invested.

If you purchase shares through a Participating Organization, you may redeem shares in accordance with that Organization's rules regarding redemption requests. Direct shareholders may redeem shares in accordance with the procedures described under "How to Redeem Shares".

The Funds intend to pay redemption proceeds within two business days and in no event will payment be made later than seven days after receipt of a redemption request in good order. Payments to investors who request to redeem shares within a few days after a purchase paid for by check may be delayed until the Funds can verify the check has been collected.

The Funds reserve the right to suspend redemptions or to postpone the payment therefore when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making sale of portfolio securities or valuations of the Funds' net assets not reasonably practicable.

If an investor's account drops below $250 due to redemptions, the Funds reserve the right to redeem any remaining shares, if after 30 days' notice, additional investments to bring the account value to $250 are not made.

HOW TO REDEEM SHARES

   BY MAIL--                              Send a "letter of instruction": a
   TO: 2203 GRAND AVENUE                  letter specifying the name of the
       DES MOINES, IA 50312-5338          Fund, the number of shares to be
                                          sold, your name, your account number,
                                          and the additional requirements
                                          listed below that apply to your
                                          particular account.

   TYPE OF REGISTRATION                   REQUIREMENTS
   Individual, Joint Tenants, Sole        Letter of instruction signed by all
   Proprietorship, Custodial (Uniform     persons required to sign for the
   Gifts or Transfers To Minors Act),     account, exactly as it is registered,
   General Partners                       accompanied by signature guarantee(s).

   Corporation, Association               Letter of instruction and a corporate
                                          resolution signed by person(s)
                                          authorized to act on the account,
                                          accompanied by signature guarantee(s).

   Trust                                  A letter of instruction signed by
                                          the Trustee(s) (as Trustee), with a
                                          signature guarantee. (If the Trustee's
                                          name is not registered on your
                                          account,  also  provide  a copy of the
                                          trust document,  certified  within the
                                          last 60 days.)

   If you do not fall into any of these registration categories (e.g., Executors, Administrators, Conservators or Guardians) please call for further instructions.

       A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. A signature guarantee may be obtained from an eligible guarantor institution, as defined by the Securities and Exchange Commission. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words, "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.

                FOR ALL OPTIONS BELOW, PLEASE CALL 1-800-798-1819

   BY EXCHANGE--                          You must meet the minimum investment
                                          requirement of the other fund.  You
                                          can only exchange between accounts
                                          with identical names, addresses, and
                                          taxpayer identification numbers.

   BY ELECTRONIC FUNDS                    You must have applied for the
   TRANSFER (ACH) OR WIRE--               Telephone Transfer feature on your
                                          application.  Allow two days via ACH.
                                          Call before 10:00 a.m. for same day
                                          wire.  $15.00 fee for bank wires.

TABLE OF CONTENTS
Prospectus Summary..........................................................2
Expense Summary of T Shares.................................................2
Investment Objectives, Policies and Restrictions............................7
Liquid Assets...............................................................7
Municipal Assets............................................................9
Performance................................................................12
Distributions and Taxes....................................................13
Organization and Shares of the Funds.......................................14
Shareholder Reports and Meetings...........................................13
Management and Fees........................................................15
Opening an Account.........................................................17
Share Price................................................................17
Purchasing Shares..........................................................17
Shareholder Services.......................................................19
Redeeming Shares...........................................................21

NO SALESMAN, OR OTHER PERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY BISYS FUND SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY BISYS FUND SERVICES, INC., IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

I SHARES
LIQUID ASSETS FUND AND MUNICIPAL ASSETS FUND

                 2203 Grand Avenue, Des Moines, Iowa 50312-5338
________________________________________________________________________________
FOR CURRENT YIELD, PURCHASE AND REDEMPTION INFORMATION CALL.........800-798-1819
 ....................................................................515-244-5426
________________________________________________________________________________

PROSPECTUS                                                      JANUARY 16, 1998
________________________________________________________________________________

Liquid Assets Fund and Municipal Assets Fund, each of these a "Fund", (collectively, the "Funds") are money market mutual funds designed to enable investors to meet short-term goals. Investors choose whichever Fund best suits their needs and may, without charge, exchange Funds as their investment outlook or goals change.

Liquid Assets Fund offers four classes of shares and Municipal Assets Fund offers three classes of shares. This Prospectus describes the "I Shares" of each Fund. I Shares are offered to individual and institutional customers (acting on their own behalf or on the behalf of individuals). The Funds also offer "S Shares" and "T Shares" which accrue daily dividends in the same manner as I Shares except that each class bears separate distribution and/or shareholder administrative servicing fees. "S2 Shares" are also offered by Liquid Assets Fund. (see "Organization and Shares of the Funds").

LIQUID ASSETS FUND, ("Liquid Assets") seeks maximum current income consistent with safety of principal and maintenance of liquidity. MUNICIPAL ASSETS FUND, ("Municipal Assets") seeks maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. I Shares are offered and redeemed at $1.00 per share under rules which allow the Funds to use the amortized cost method of valuing the Funds' assets.

AN INVESTMENT IN SHARES OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, BY ANY STATE, OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK, OR GUARANTEED BY A BANK. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THE FUNDS SEEK TO MAINTAIN A CONSTANT NET ASSETS VALUE OF $1.00, BUT UNDER EXTRAORDINARY CIRCUMSTANCES THE VALUE OF SHARES MAY VARY FROM $1.00 AND CONSEQUENTLY, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth basic information about each Fund that investors should know before investing and should be retained for future reference. Statements of Additional Information (as of the date of this Prospectus) which contain more detailed information about each Fund have been filed with the Securities and Exchange Commission and are hereby incorporated by reference. The Statements of Additional Information are available free upon request from the Funds at the address and telephone number indicated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

TYPE OF COMPANY

Each Fund is a diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE

For Liquid Assets, maximum current income consistent with safety of principal and maintenance of liquidity.

For Municipal Assets, maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity.

INVESTMENT POLICY

Under normal market conditions, Liquid Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term debt obligations including, primarily, redeemable Certificates backed by federally insured student loans and Farmers Home Administration guaranteed loans, commercial paper, bank obligations, short-term corporate obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market  conditions,  Municipal  Assets will invest in a diversified portfolio of high quality, U.S. dollar denominated short-term municipal securities which mature or have a demand feature exercisable in one year or less from the date of acquisition having a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES, POLICIES AND Restrictions." As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value of $1.00 per Share.

SHARES OFFERED

I Shares of common stock ("Shares") of Liquid Assets and Municipal Assets, each a separate investment portfolio of the IMG Mutual Funds, Inc., a Maryland Corporation. See "OPENING AN ACCOUNT", "PURCHASING SHARES" and "REDEEMING

SHARES" for detailed information about how to buy and sell shares.

MINIMUM PURCHASE

The minimum initial investment is $250 with $25 minimum subsequent investments (subject to certain exceptions).

DIVIDENDS

Dividends are declared daily and paid monthly and will be automatically reinvested unless the shareholder elects otherwise.

INVESTMENT ADVISOR

Investors Management Group, Ltd. (the "Advisor").

ADMINISTRATOR

Investors Management Group, Ltd. (the "Administrator").

DISTRIBUTOR

BISYS Fund Services Inc., Columbus, Ohio (the "Distributor")

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
                                                     LIQUID           MUNICIPAL
                                                     ASSETS            ASSETS
Maximum Sales Charge Imposed on Purchases             None              None
Maximum Sales Charge on Reinvested Dividends          None              None
Deferred Sales Load                                   None              None
Redemption Fee *                                      None              None
Exchange Fee                                          None              None

* A $15.00 fee may be charged to an individual shareholder account for redemption by wire.


                                                     LIQUID           MUNICIPAL
                                                     ASSETS            ASSETS
ESTIMATED ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees.................................... 0.35%             0.35%
  Other Expenses After Limitations 1
    Administrative Fees.............................. 0.06%             0.06%
    Other Expenses................................... 0.11%             0.15%
    Total Other Expenses............................. 0.17%             0.21%
  Total Fund Operating Expenses After Limitations 1.. 0.52%             0.56%

The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in I Shares of a Fund will bear directly or indirectly. The table reflects current fees and estimates other expenses. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

1 The Funds are subject to a Management and Administration Agreement pursuant to which the Funds are authorized to pay a periodic amount calculated at an annual rate of 0.21% of the average daily net assets of such Funds. Currently, however, the fee has been voluntarily limited to an annual rate of 0.06%. Absent the waiver of these fees, "Total Operating Expenses" as a percentage of average daily net assets would have been 0.67% for Liquid Assets and 0.71% for Municipal Assets.

EXAMPLE
You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period.

                       1 Year         3 Years           5 Years        10 Years
  Liquid Assets         $  5            $17              $29              $65
  Municipal Assets      $  6            $18              $31              $70

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

LIQUID ASSETS

The investment objective of Liquid Assets is maximum current income consistent with safety of principal and maintenance of liquidity. The Fund invests in the following money market instruments maturing in 397 days or less from time of investment, (with certain exceptions):

(1) Obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury, as well as those supported only by the credit of the issuing agency or instrumentality.

(2) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

(3) Redeemable interest-bearing trust certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust. Further details concerning the Student Loan Trusts and the Fund's investments in Student Loan Certificates are found in the Statement of Additional Information.

(4) Redeemable interest-bearing ownership certificates ("FmHA Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of no more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Further details concerning the FmHA Trusts and the Fund's investment in FmHA Certificates and FmHA guaranteed loans are found in the Statement of Additional Information.

(5) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs; (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; or (c) is determined to be of equivalent quality by the Fund's Board of Directors if unrated.

(6) U.S. dollar-denominated bank obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

(7) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the highest rating category by two NRSROs, if rated by two or more NRSROs; (b) are rated in the highest rating category if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Fund's Board of Directors if unrated.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not have invested more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, will be backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and will have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than 397 days, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days. The Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates, and/or FmHA Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

It is the policy of the Fund that any illiquid securities (including repurchase agreements of more than seven days duration) may not constitute, at the time of purchase or at any time, more than ten percent of the value of the total net assets of the Fund.

As a fundamental policy, the Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act, the Fund may not issue senior securities. As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

While investments by the Fund will be confined to high quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible Participating Banks or borrowers will default on the provisions of their agreements with the Fund or that banks will default on repurchase agreements with the Student Loan Trusts or the FmHA Trusts, which could cause the net asset value per share to decrease.

In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:
Without shareholder approval the Fund may not: (1) purchase any securities other than those described above; (2) invest more than 80 percent of its total assets in Student Loan Certificates and/or FmHA Certificates; (3) purchase or sell real estate (other than short-term loans secured by real estate or interests therein or loans to companies which invest in or engage in other activities related to real estate), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in Student Loan Certificates or FmHA Certificates, as described in (2) above, and may make the investments and enter into repurchase agreements as described above; (6) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, Student Loan Certificates, and FmHA Certificates) or for which no ready market exists; (7) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

MUNICIPAL ASSETS

The investment objective of Municipal Assets is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The Fund invests in the following types of money market instruments maturing in 397 days or less from time of investment (with certain exceptions), as defined herein:

(1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions such obligations will be nonrated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. In addition, all obligations with maturities longer than 397 days from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. The Statement of Additional Information contains further details concerning the Fund's policies and procedures with respect to investments in such tax-exempt obligations and participation interests.

(2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc., or AAA, AA, or A-1 by Standard & Poor's Corporation. Nonrated securities may also be purchased if determined by the Fund's board of directors to be of comparable quality to the rated securities in which the Fund may invest.

(3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the U.S. government may be acquired from time to time on a temporary basis for defensive purposes.

(4) Repurchase agreements involving securities in the immediate foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. Repurchase agreements may involve certain risks which are described in greater detail in the Statement of Additional Information.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar-denominated instruments determined by the Board of Directors to present minimal credit risk and which are "Eligible Securities" as that term is defined by Rule 2a-7. Pursuant to Rule 2a-7, the Fund shall not invest more than five percent of its total assets in securities issued by a single issuer. For additional requirements of Rule 2a-7, see "Opening an Account -- Share Price". Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. In determining whether particular variable rate investments backed by Liquidity Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner.

Under normal market conditions, the Fund as a matter of fundamental policy, will invest at least 80 percent of its total net assets in tax-exempt securities, the interest on which is exempt from federal income tax, except to the extent that some or all of which may be subject to the alternative minimum tax. This fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting securities.

It is the policy of the Fund that any illiquid securities may not constitute, at the time of purchase or at anytime, more than ten percent of the value of the total net assets of the Fund. The Fund will not concentrate its investments in any one industry and pursuant to Section 18(f) of the 1940 Act may not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable because of unfavorable market conditions.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund may occasionally enter into such commitments, subject to certain limitations and procedures discussed in the Statement of Additional Information.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances, described in more detail in the Statement of Additional Information, the net asset value of Fund shares could decrease. It is also possible an issuer or bank will default on the provisions of their Liquidity Agreements, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the Board of Directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:
Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Policy"; (2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets (determined as of the date of purchase) in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one bank; (4) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the
Fund), calls, straddles, spreads or combinations thereof; (6) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described above; (7) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity Agreements) or for which no ready market exists; (8) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with predecessors, of at least five years of continuous operations; (9) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven days; and (10) enter into Liquidity Agreements with any bank if five percent or more of the securities of such bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (1) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (2) more than 50 percent of the outstanding Common Stock, whichever is less. The Statement of Additional Information includes discussion of certain other investment policies and restrictions, some of which are also considered fundamental and may not be changed without shareholder approval.

PERFORMANCE

Performance of each Fund may be quoted in advertising in terms of current yield and effective yield. CURRENT YIELD refers to the income generated by an investment in either Fund over a seven-day period. This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. EFFECTIVE YIELD is calculated similarly but, when annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Performance of the Funds may also be compared to other mutual funds with similar investment objectives, relevant indices or rankings prepared by independent services or other financial publications, or yields on deposits at financial institutions. Unlike the Funds, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Funds.

Additionally, Municipal Assets may quote a taxable-equivalent yield based on a stated income tax rate. Please see each Fund's Statement of Additional Information for further discussion of the manner in which yields are calculated and the comparative performance data which may be used.

Of course, the Funds' yields are not fixed nor is principal guaranteed. Yields are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields will fluctuate and are not necessarily representative of the future results.

DISTRIBUTIONS AND TAXES

Dividends from the net income of each Fund are declared daily on each business day and paid monthly to holders of record immediately before 3:00 p.m. Central Time. Dividends are automatically reinvested in I Shares unless cash payment has been selected on the Account Application. If a shareholder has elected to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in I Shares of the Fund. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in I Shares of the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

Dividends on each class of shares are determined in the same manner and are paid in the same amounts irrespective of class, except that each class bears separate distribution and/or shareholder servicing fees (see "Organization and Shares of the Funds").

Dividends declared in October, November, or December of any year, payable to shareholders of record on a specified date in such months, will be deemed to have been received by the shareholders and paid by the Funds on December 31 of such year, in the event that such dividends are actually paid during January of the following year.

Each Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income, tax-exempt dividend income and/or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares.

Dividends derived from interest on federally tax-exempt debt obligations owned by Municipal Assets are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to shareholders, although some could be includable for purposes of the alternative minimum tax. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested.

Municipal Assets expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year. This discussion is only a summary and relates solely to Federal tax matters. Further discussion of the Federal Income Tax consequences of an investment in the Fund is provided in the Statement of Additional Information. Dividends may also be subject to local taxation. Shareholders are encouraged to consult with their personal tax advisors.

ORGANIZATION AND SHARES OF THE FUNDS

IMG Mutual Funds, Inc. is a Maryland corporation organized on November 16, 1994. The Funds were created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of the Liquid Assets Funds, Inc., and the Municipal Assets Funds, Inc., two separately registered open-end, diversified management investment companies organized as Iowa corporations. References herein to the "immediate predecessor" of the Funds refer to the respective companies which correspond to such Fund. . Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes are utilized to create differing expense and fee structures for investors in the same Fund. Differences exist, for example in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

I Shares of the Funds are described in this Prospectus. S Shares and T Shares and S2 Shares are offered in separate Prospectuses which may be obtained by calling the Fund at 1-800-798-1819 or writing to the address on the cover of this Prospectus. Please read the Prospectus carefully before investing or sending money. All shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by the Funds, except that S Shares, T Shares and S2 Shares bear separate distribution and/or shareholder servicing fees. I Shares bear no distribution or shareholder servicing fees.

Each class of shares offers different privileges. S Shares and S2 Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their customers, and offer a check writing privilege. T Shares are normally offered through trust organizations or others providing shareholder services such as establishing and maintaining accounts and records for their customers who invest in T Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries concerning their investments. I Shares are available directly from the

Distributor only and offer only the Exchange and Telephone Transfer services. Each class of shares is exchangeable only for shares of the same class. Financial institutions selling or servicing S Shares, T Shares and S2 Shares may receive different compensation with respect to one class over another.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each Fund will vote together and not by class unless otherwise required by law or permitted by each Fund's Board of Directors. All shareholders of each Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement, investment objective and fundamental policies. Only holders of S Shares and S2 Shares will vote on matters relating to the Distribution Plan for S Shares and S2 Shares. Only holders of S Shares, S2 Shares and T Shares will vote on matters pertaining to the Administrative Services Plan.

Shares of the Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of each Fund's outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as each Fund's Board may grant in its discretion. When issued for payments as described in this Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

SHAREHOLDER REPORTS AND MEETINGS

Each shareholder will receive monthly Fund information, an unaudited semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write the Fund at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, in their discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Funds have also adopted provisions in their Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Funds may remove a Director by the affirmative vote of a majority of the Funds' outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders or record of not less than 10 percent of the Funds' outstanding voting securities.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such Fund.

However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

MANAGEMENT AND FEES

Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with laws of Maryland governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations. The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

Investors Management Group, ("IMG") manages the investments and business affairs of the Funds. IMG is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa 50312-5338. IMG has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others for over 15 years. As of November 30, 1997, IMG had approximately $1.6 billion in equity, fixed income and money market assets under management.

The Funds will be managed by Jeffrey D. Lorenzen, CFA, Managing Director, Kathryn D. Beyer, CFA, Managing Director, and Elizabeth S. Pierson, CFA, Senior Fixed Income Manager. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration degree from the University of Iowa, Iowa City, Iowa. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Master of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science degree in agricultural engineering from Iowa State University, Ames, Iowa. Ms. Pierson is a fixed income strategist and is a member of IMG's Investment Policy Committee. She began her investment career in 1984 with AMCORE Capital Management, Inc. Ms. Pierson received her Bachelor of Science degree from the University of Illinois, Champaign-Urbana.

Under an Investment Advisory Agreement between the Funds and IMG, a fee is paid to IMG for investment advisory services. Each Fund is responsible for paying operating expenses not assumed by IMG. The investment management fee for each Fund is calculated daily and paid monthly. The maximum management fee for each Fund is 0.35 percent of each Fund's average daily net assets.

From time to time, IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Fund or class of shares without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Fund or class of shares and increasing the overall yield to investors in that Fund or class of shares at the time any such amounts are waived and/or absorbed. IMG may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

IMG also provides management and administration, fund accounting, transfer agency, and shareholder recordkeeping services to the Funds. Under a Management and Administration Agreement, IMG will supervise all aspects of the operations of the Funds, except those performed under the Investment Advisory Agreement, by the Custodian, under the Transfer Agency Agreement and under the Fund Accounting Agreement. For these services the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund. Presently, the fee is calculated at 0.06% annually. Under a Fund
Accounting Agreement, IMG provides bookkeeping and accounting services to the Funds, including calculating daily net asset value and yield quotations. For these services, the Funds each pay IMG a fee calculated daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund. Under a Transfer Agency Agreement, IMG provides customary and usual services of a transfer agent to the Funds. For these services, IMG is paid various fees depending on the class of shares of the Funds. The fees are charged to each class of shares separately and are not computed on a periodic percentage of net assets, but at a flat annual fee depending on the number of accounts. The fees received and the services provided under these contracts are in addition to those received and paid to IMG under the Advisory Agreement.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds. Except for the expenses expressly assumed by IMG pursuant to its investment advisory agreement, each Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, broker commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums, fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Funds except that the Funds' Distribution Agreement requires that the Distributor pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the investment management fee and/or other fees and/or absorb certain expenses of a Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for that Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Funds will be borne by the Funds. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Funds are allocated among the Funds on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Insofar as Participating Organizations (including banks) are compensated under the Plans, their only function will be to perform administrative and shareholder services for their clients who wish to invest in the Funds. If a Participating Organization at a future date is prohibited from acting in this capacity, the shareholder may lose the services provided by the Participating Organization; however, it is not expected that the shareholders would incur any adverse financial consequences. It is intended that none of the services provided by such Participating Organizations other than through registered brokers will involve the solicitation or sale of shares of the Funds.

AMCORE Investment Group, N.A., Rockford, Illinois, acts as custodian for the Funds' cash and investments.

OPENING AN ACCOUNT

The Funds require a completed and signed application (which is attached) at the time you open each new account. Additional paperwork may be required from corporations, associations and certain fiduciaries. IF YOU HAVE QUESTIONS CALL THE FUNDS AT 1-800-798-1819 FROM 8:00 A.M. TO 4:30 P.M. CENTRAL TIME.

SHARE PRICE

The shares of each Fund are sold without a sales charge. The price of one share is its "net asset value" or NAV (generally $1.00). NAV is computed by adding the value of each Fund's investments, plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each Funds' shares is determined twice each business day, at 11:00 a.m. Central Time and at the close of the New York Stock Exchange (normally 3:00 p.m. Central Time). The Funds are open for business each day the Federal Reserve is open.

Your purchase will be processed at the next NAV calculated after your investment has been converted to federal funds. If you invest by check, the Funds must generally allow one or more days for conversion into federal funds before accepting your purchase.

Rule 2a-7 under the Investment Company Act of 1940 permits the Funds to compute net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures are described in more detail in each Fund's Statement of Additional Information.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security. U.S. government obligations, Student Loan Certificates and FmHA Certificates, which are subject to mandatory repurchase at their original purchase price, investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and nonrated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market but subject to Liquidity Agreements will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the board of directors of each Fund.

PURCHASING SHARES

Shares of each Fund may be purchased directly from BISYS Fund Services, Inc., as the distributor. Shares may also be purchased by customers of qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") that have entered into servicing agreements with the Distributor. The Participating Organization is responsible for transmitting purchase orders directly to the Fund's Distributor. A Participating Organization may elect to hold record ownership of shares for its customers and to show beneficial ownership of shares on the account statements it provides to them. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with IMG as transfer agent for the Funds. Generally, shares purchased through Participating Organizations will be held by the Participating Organization as shareholder of record.

Shares of each Fund are offered without any purchase or redemption charge imposed by the Fund. The minimum initial investment that may be made in each Fund is $250. Subsequent investments in each Fund must be made in amounts of not less than $25, except where purchases are made through Participating Organizations in which case there is no minimum. Participating Organizations may aggregate their customers' purchases to satisfy the required minimums.

Purchases may be effected on business days when the Advisor, Distributor and Custodian are open for business. The Funds reserve the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

A purchase order for I Shares received in good order by the Funds by 11:00 a.m. Central Time on a business day is effected at the net asset value per share calculated as of 11:00 a.m. Central Time, and investors will receive the dividend declared that day, IF THE CUSTODIAN HAS RECEIVED THE PURCHASE PRICE IN FEDERAL FUNDS OR OTHER IMMEDIATELY AVAILABLE FUNDS BY 3:00 P.M. CENTRAL TIME THAT DAY. A purchase order for I Shares received after 11:00 a.m. Central Time and prior to 3:00 p.m. Central Time on a business day for which such funds have been received by 3:00 p.m. Central Time will be effected as of 3:00 p.m. Central

Time, and will begin to accrue dividends on the following business day. If federal funds are not available by 3:00 p.m. Central Time, the order will be canceled. Payment for orders which are not accepted or are canceled will be returned after prompt inquiry to the transmitting organization.

While the Funds themselves do not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Funds may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired, because the costs thereof will reduce the Funds' yields to the investor below that obtainable by investing in the Funds directly.

Customers wishing to purchase shares through their Participating Organization should contact such entity directly for appropriate instructions. (For a list of the Participating Organizations in your area, CALL THE FUNDS AT 1-800-798-1819 OR 515-244-5426.) Direct investors may purchase shares in accordance with the procedures described below, "Purchase Procedures".

Certificates representing Fund shares purchased will not be issued. However, all purchases are confirmed in writing to the investor and credited to their account in the shareholder records maintained by the Transfer Agent. Investors will have the same rights to their shares as if certificates had been issued.

PURCHASE PROCEDURES

   METHOD              INITIAL INVESTMENT              ADDITIONAL INVESTMENT

   BY MAIL                $250 (minimum)                   $25 (minimum)
                      Please make your check           Please make your check
                      payable to the Fund selected     payable to the Fund
                      and mail to the address          selected, with your
                      indicated on the application.    account number on the
                                                       check and mail to the
                                                       address printed on your
                                                       account statement.

   BY WIRE            Please call for an account       See instructions below.
                      number before initial invest-
                      ment at 1-800-798-1819 or
                      515-244-5426.

   Federal Funds should be wired to: Federal Reserve Bank of Chicago for AMCORE Investment Group, N.A., Rockford, Illinois, together with the name of the Fund, your account number and names.

   Please note that when accounts are opened by wire you must send a completed application at your earliest convenience. Your application must be received by the Fund before any instructions for redemption will be accepted.

   BY ELECTRONIC      Not available for initial        Shareholders who have
   FUNDS TRANSFER     purchase.                        an account with an
   (ACH)                                               institution which is a
                                                       member of the Automated
                                                       Clearing House, may
                                                       elect to purchase Fund
                                                       shares via electronic
                                                       funds transfer.  Select
                                                       this service on your
                                                       application or call
                                                       the Fund.


SHAREHOLDER SERVICES

Some shareholder  services may not be available if shares are purchased  through
Participating   Organizations.   Call   IMG   Financial   Services,   Inc.,   at
1-800-798-1819 for more information.

EXCHANGE PRIVILEGE. You may exchange I Shares of either Fund for I Shares in the other Fund described in this Prospectus. An exchange involves a redemption of the shares of the Fund being liquidated and a purchase of the shares of the Fund in which the redemption proceeds are to be invested. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices by transactions involving frequent purchases and sales of shares. Each Fund reserves the right at any time and without prior notice, to suspend, limit, modify or terminate exchange privileges or their use by individual shareholders in order to prevent transactions considered to be disadvantageous to existing shareholders.

TELEPHONE TRANSFERS. This service allows you to authorize transfers of money to purchase or sell shares. Using Telephone Transfer you can move money between your bank account and your account in the Funds with one phone call. Moneys may be transferred either by wire or electronic funds transfer with an institution which is a member of the Automated Clearing House ("ACH").

Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank. A $15.00 fee may be charged to your account for redemptions by wire.

Allow two (2) days after the call for electronic funds transfer via ACH to move moneys between your bank account and your account with either Fund.

For moneys recently invested, allow normal clearing time before redemption proceeds are sent to your bank. In order to change the financial institution account designated to receive redemption proceeds, it will be necessary to send a written request to the Fund with a signature guarantee from a national or state bank, a trust company or a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange.

You can also arrange systematic periodic investments (minimum $50) into your Fund account. Simply select the regular investment schedule you would like when completing your account application. Your bank account will automatically be debited to purchase shares of the Fund you select. You will receive confirmation of each transaction.

Your bank must be a member of ACH and you must have a checking or NOW/Money Market Deposit account to use electronic funds transfer or systematic investing. Please allow 20 days after receipt of your application to activate the Telephone Transfer capability.

STATEMENTS AND REPORTS. You will receive a statement of your account listing every transaction that affects your share balance no less than once per month. At least twice a year you will receive the financial statements of the Fund in which you have invested with a summary of that Fund's portfolio composition and performance. Each Fund's Annual Report is reported on by the Funds' independent auditors, KPMG Peat Marwick LLP.

REDEEMING SHARES

Shareholders may request redemption of their shares at any time. Shares will be redeemed at their net asset value as next determined after a redemption request in good order is received by the Fund's Distributor. Redemption orders received in good order by the Distributor before 11:00 a.m. Central Time on a business day will be redeemed as of 11:00 a.m. Central Time and will earn dividends through the previous day; proceeds normally will be sent electronically the same day (or mailed by check the next business day) to the organization that placed the redemption order in good form. Redemption orders received after 11:00 a.m. Central Time or on a non-business Day will be redeemed as of 3:00 p.m. Central Time or at the next determined net asset value and earn dividends through the date the redemption request was received; proceeds will be sent electronically on the next business day (or mailed by check on the second business day thereafter). While the Funds use their best efforts to maintain their net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount originally invested.

If you purchase shares through a Participating Organization, you may redeem shares in accordance with that Organization's rules regarding redemption requests. Direct shareholders may redeem shares in accordance with the procedures described under "How to Redeem Shares".

The Funds intend to pay redemption proceeds within two business days and in no event will payment be made later than seven days after receipt of a redemption request in good order. Payments to investors who request to redeem shares within a few days after a purchase paid for by check may be delayed until the Funds can verify the check has been collected.

The Funds reserve the right to suspend redemptions or to postpone the payment therefore when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making sale of portfolio securities or valuations of the Funds' net assets not reasonably practicable.

If an investor's account drops below $250 due to redemptions, the Funds reserve the right to redeem any remaining shares if after 30 days' notice additional investments to bring the account value to $250 are not made.

HOW TO REDEEM SHARES

   BY MAIL--                              Send a "letter of instruction": a
   TO: 2203 GRAND AVENUE                  letter specifying the name of the
       DES MOINES, IA 50312-5338          Fund, the number of shares to be
                                          sold, your name, your account number,
                                          and the additional requirements
                                          listed below that apply to your
                                          particular account.

   TYPE OF REGISTRATION                   REQUIREMENTS
   Individual, Joint Tenants, Sole        Letter of instruction signed by all
   Proprietorship, Custodial (Uniform     persons required to sign for the
   Gifts or Transfers To Minors Act),     account, exactly as it is registered,
   General Partners                       accompanied by signature guarantee(s).

   Corporation, Association               Letter of instruction and a corporate
                                          resolution signed by person(s)
                                          authorized to act on the account,
                                          accompanied by signature guarantee(s).

   Trust                                  A letter of instruction signed by
                                          the Trustee(s) (as Trustee), with a
                                          signature guarantee. (If the Trustee's
                                          name is not registered on your
                                          account,  also  provide  a copy of the
                                          trust document,  certified  within the
                                          last 60 days.)

   If you do not fall into any of these registration categories (e.g., Executors, Administrators, Conservators or Guardians) please call for further instructions.

       A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. A signature guarantee may be obtained from an eligible guarantor institution, as defined by the Securities and Exchange Commission. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words, "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.

                FOR ALL OPTIONS BELOW, PLEASE CALL 1-800-798-1819

   BY EXCHANGE--                          You must meet the minimum investment
                                          requirement of the other fund.  You
                                          can only exchange between accounts
                                          with identical names, addresses, and
                                          taxpayer identification numbers.

   BY ELECTRONIC FUNDS                    You must have applied for the
   TRANSFER (ACH) OR WIRE--               Telephone Transfer feature on your
                                          application.  Allow two days via ACH.
                                          Call before 10:00 a.m. for same day
                                          wire.  $15.00 fee for bank wires.

TABLE OF CONTENTS
Prospectus Summary..........................................................2
Expense Summary of I Shares.................................................2
Investment Objectives, Policies and Restrictions............................7
Liquid Assets...............................................................7
Municipal Assets............................................................9
Performance................................................................12
Distributions and Taxes....................................................13
Organization and Shares of the Funds.......................................14
Shareholder Reports and Meetings...........................................13
Management and Fees........................................................15
Opening an Account.........................................................16
Share Price................................................................16
Purchasing Shares..........................................................17
Shareholder Services.......................................................19
Redeeming Shares...........................................................21

NO SALESMAN, OR OTHER PERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY BISYS FUND SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY BISYS FUND SERVICES, INC., IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS


VINTAGE BOND FUND
IMG FINANCIAL SERVICES, INC.
2203 GRAND AVENUE
DES MOINES, IA   50312-5338
1-800-798-1819

IMG Mutual Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end management investment company issuing its shares in series (each series referred to as a "Fund" and collectively as "Funds"), representing a diversified portfolio of investments with its own investment objectives and policies. The Vintage Bond Fund is offered by this Prospectus.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THE VINTAGE BOND FUND seeks to obtain income by investing in a portfolio of fixed income securities 75 percent of which at all times will be Investment Grade Fixed Income Securities and, secondarily, seeks capital appreciation consistent with the preservation of capital and prudent investment risk.

For a more detailed discussion of the investment objectives and policies of the Fund, see "INVESTMENT OBJECTIVES AND POLICIES", "IMPLEMENTATION OF POLICIES AND RISKS" and "INVESTMENT RESTRICTIONS".

This Prospectus contains information you should be aware of before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. A Statement of Additional Information as of the date of this Prospectus for the Fund has been filed with the Securities and Exchange
Commission. This Statement, which may be revised from time to time, contains further information about the Fund and is incorporated by reference in this Prospectus. Upon request, the Fund will provide a copy of the Statement of Additional Information without charge to each person to whom a Prospectus is delivered.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS JANUARY 16, 1998.

   TABLE OF CONTENTS




   SUMMARY...................................................................3
   EXPENSES..................................................................4
   INVESTMENT OBJECTIVES AND POLICIES........................................6
     FIXED INCOME SECURITIES.................................................6
     INVESTMENT OBJECTIVE....................................................7
   IMPLEMENTATION OF POLICIES AND RISKS......................................9
   INVESTMENT RESTRICTIONS..................................................20
   MANAGEMENT...............................................................21
   HOW TO INVEST............................................................24
   ADDITIONAL INVESTMENT INFORMATION........................................25
   HOW TO REDEEM SHARES.....................................................27
   SHAREHOLDER SERVICES.....................................................29
   DISTRIBUTIONS AND TAXES..................................................32
   CAPITAL STOCK............................................................33
   SHAREHOLDER REPORTS AND MEETINGS.........................................33
   CUSTODIAN, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND
     DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT.......................34
   PERFORMANCE INFORMATION..................................................34

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

SUMMARY

INVESTMENT OBJECTIVES AND POLICIES

The Fund is managed as a separate diversified open-end management investment company, with distinct investment objectives and policies.

The Vintage Bond Fund's investment objective is to obtain income by investing in a portfolio of fixed income securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and prudent investment risk. The Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities at all times. (See "INVESTMENT OBJECTIVES AND POLICIES".) Because of this emphasis, capital appreciation is not a significant consideration. The Vintage Bond Fund is designed for the investor seeking a consistent level of income, which is higher than money market or short- and intermediate-term bond funds usually provide. Unlike money market mutual funds, the Vintage Bond Fund does not seek to maintain a stable net asset value and may not be able to return dollar-for-dollar the money invested. The Vintage Bond Fund seeks income from a portfolio of fixed income securities and, secondarily, seeks capital appreciation.

RISKS AND INVESTMENT PRACTICES

The Vintage Bond Fund's investments in Fixed Income securities, including derivatives and junk bonds (up to 25 percent of its total assets), and the Advisor's policies relating thereto should not expose the Vintage Bond Fund to risks that are substantially different than other investment companies with similar investment objectives and policies; however, the investments in junk bonds and derivative securities could result in the Fund experiencing some volatility in its net asset value unrelated to interest rate risk, if the issuer of the junk bond defaults, the interest rate trends abruptly move up or down or the indices used to adjust yield on derivative securities move rapidly up or down. As with any bond fund, the principal risk of investing in a fund comprised of fixed income securities is that the net asset value will fluctuate inversely to the rise and fall of interest rates. This volatility can be reduced to some extent by managing the average portfolio maturity -- a shorter average portfolio maturity reduces volatility (which reduces yield) and a longer portfolio maturity increases volatility (which increases yield). The Advisor intends to manage the portfolio maturity to minimize the effect of interest rate volatility while maximizing yield by actively managing the portfolio in light of the Advisor's forecast for interest rates. There can be no assurance that the Fund will achieve its objective or that the Advisor's management approach will be successful.

For a complete description of the Fund's investment practices and risks thereof see "INVESTMENT OBJECTIVES AND POLICIES," "IMPLEMENTATION OF POLICIES AND RISKS," herein and "INVESTMENT POLICIES AND TECHNIQUES" in the Statement of Additional Information.

The Fund may use a variety of hedging techniques to, among other things, minimize adverse price movements or fluctuations of securities held and hedge against unfavorable future fluctuations in interest rates. Such techniques include the use of options, futures and options on futures. The Fund may also purchase put and sell call options on Fund securities and, within specified limits, invest in repurchase agreements; illiquid securities; foreign securities; mortgage- and asset-backed securities; zero coupon, deferred interest and PIK bonds; collateralized mortgage obligations and multi-class pass-through securities; stripped mortgage-backed securities; loan participations; delayed delivery transactions; variable- or floating-rate securities; and warrants; and may loan Fund securities. The Fund may engage in short-term trading, subject to constraints of remaining qualified under Subchapter M of the Internal Revenue Code of 1986, as amended. (See "DISTRIBUTIONS AND TAXES".)

MANAGEMENT

The Fund's investment advisor is Investors Management Group, Ltd., ("IMG" or the "Advisor"), an Iowa corporation. IMG provides ongoing investment advisory services for the Fund. IMG is a federally registered investment advisor providing investment management services to mutual funds, financial institutions, insurance companies, public agencies and individuals, with approximately $1.6 billion presently under management. IMG's portfolio managers will be responsible for the day-to-day management of the Funds and their investments. (See "MANAGEMENT".)

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are available through BISYS Financial Services, Inc., as Distributor to the Funds ("BISYS") at the net asset value per share of the Fund. One hundred percent of the dollars invested in the Fund are used to purchase shares of the Fund without any deduction or initial sales charge. Shares of the Fund are redeemable at any time at the next-determined net asset value per share, without any deduction or deferred sales charge. Shares of the Fund may be exchanged without charge. The net asset value per share changes daily with the value of the Fund's holdings. (See "HOW TO INVEST" and "HOW TO REDEEM SHARES".)

SHAREHOLDER SERVICES

Services offered include mail or telephone purchase, exchange and redemption; an
automatic   investment   plan;  and  automatic   dividend   reinvestment.   (See
"SHAREHOLDER SERVICES".)

DIVIDENDS AND DISTRIBUTIONS

The policy of the Fund is to distribute substantially all of the net investment income of the Fund, if any, on a regular basis. Any dividends from the net income of the Fund normally will be distributed quarterly. Any net realized capital gains for the Fund will be distributed at least annually. (See "DISTRIBUTIONS AND TAXES".)

EXPENSES

The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases.......................         None
Maximum Sales Charge on Reinvested Dividends....................         None
Exchange Fee....................................................         None
Redemption Fee*.................................................         None
Maximum Contingent Deferred Sales Charge........................         None

*There is a $10 charge associated with redemptions payable by wire transfer.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fee..................................................        0.55%
Rule 12b-1 Fees 1...............................................        0.00%
Other Expenses 2
     Shareholder Servicing Fees.................................        0.00%
     Administrative Fees........................................        0.26%
     Other Expenses.............................................        0.16%
                                                                        -----
Total Other Expenses............................................        0.42%
                                                                        -----
Total Operating Expenses .......................................        0.97%


Investors should be aware that the above table is not intended to reflect in detail the fees and expenses associated with an investment in the Funds. The table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of the Prospectus.

1 The Fund has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to which the Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of the Fund ("Rule 12b-1 Fees). Currently, however, no such amounts will be paid under the Plan by the Fund. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plan.

2 The Fund has adopted an Administrative Services Plan (the "Services Plan") pursuant to which the Fund is authorized to pay banks and other financial institutions which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of the Fund ("Shareholder Servicing Fees"). Currently the Fund is not paying any such fees under the Services Plan, however, it may elect to pay such fees at any time without further notice to shareholders. Total Fund Operating Expenses as a percentage of average daily net assets would be 1.47% for the Fund if the Fund pays the maximum under the Plan and the Services Plan.

EXAMPLE OF EXPENSES

The example below assumes the purchase of shares of each class with no conversion to any other class of shares. You would pay the following expenses on a $1,000 investment, assuming a 5 percent annual return and redemption at the end of each time period:

                  1 Year                            $ 10
                  3 Years                           $ 31
                  5 Years                           $ 54
                  10 Years                          $119

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN

THOSE SHOWN. FOR MORE COMPLETE  DESCRIPTIONS OF THE EXPENSES OF THE FUND, PLEASE
SEE: "MANAGEMENT".

INVESTMENT OBJECTIVES AND POLICIES

FIXED INCOME SECURITIES

The Fund may invest in the fixed income investments described below (collectively "Fixed Income Securities"). The Fund's authority to invest in certain types of Fixed Income Securities may be restricted or subject to objective investment criteria. For complete information on these restrictions see the description of the Fund's investment objectives and policies in this section.

Fixed Income Securities consist of (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, bankers' acceptances, and time deposits of domestic banks, foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation); (iii) commercial paper; (iv) variable and floating rate securities (including variable account master demand notes); (v) repurchase agreements; (vi) illiquid debt securities (such as private placements, restricted securities and repurchase agreements maturing in more than seven days); (vii) foreign securities -- debt securities issued by foreign issuers traded either in foreign markets or in domestic markets through depository receipts; (viii) convertible securities -- debt securities of corporations convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (ix) preferred stocks -- securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (x) U.S. government securities; (xi) mortgage-backed securities, collateralized mortgage obligations and similar securities (including corporate asset-backed securities); and (xii) when issued or delayed delivery securities.

Fixed Income Securities include fixed rate securities and variable or floating rate securities (income producing debt instruments with interest rates which change at stated intervals or in relation to a specified interest rate index). (See "IMPLEMENTATION OF POLICIES AND RISKS -- Variable or Floating Rate Securities".)

Corporate debt securities, including bonds, debentures, and notes, may be unsecured or secured by the issuer's assets. They may be senior or subordinate in right of payment to other creditors of the issuer and may be listed on a national securities exchange or traded in the over-the-counter market. The Fund may invest in the obligations of banks and savings and loan associations. However, the Fund will only invest in obligations of banks and savings and loan associations which present minimal credit risks.

"U.S. government securities" include bills, notes, bonds, and other debt securities differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage

Association and the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to U.S. government agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities and consequently, the value of such securities may fluctuate.

Fixed Income Securities in which the Funds may invest will primarily be "High-Quality Fixed Income Securities". High-Quality Fixed Income Securities are considered to be (i) corporate debt securities rated in the three highest categories by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("D&P"), Fitch Investors Services, Inc. ("Fitch"), or of similar quality as determined by another Nationally Recognized Statistical Rating Organization ("NRSRO") as that term is used in applicable rules of the SEC; (ii) U.S. government securities (as defined above); (iii) bank obligations (certificates of deposit, bankers' acceptances, and time deposits) issued by banks with a long-term CD rating in one of the three highest categories of an NRSRO, with respect to obligations purchased by the Fund and maturing in more than one year (e.g., A or higher by S&P), and in one of the three highest categories, with respect to obligations purchased by the Fund and maturing in one year or less (e.g., A-3 or higher by S&P); (iv) preferred stock rated in one of the three highest categories by an NRSRO (e.g., A or higher by S&P); (v) commercial paper rated in the two highest categories by S&P, Moody's, D&P, Fitch or another NRSRO (e.g., A-2 or higher by S&P); (vi) repurchase agreements involving these securities; and (vii) unrated securities which, in the opinion of the Advisor, are of a quality comparable to the foregoing. See Appendix A of the Statement of Additional Information for descriptions of the rating services' bond ratings.

The Fund's average maturity represents an average based on the stated maturity dates of the Fund's Fixed Income Securities, except that (i) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put exercise date, and (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis.

The investment objective for the Fund is described below. Because of the risks involved in all investments there can, of course, be no assurance that the objectives of the Fund will be met. Except for the investment objectives of the Fund, and certain additional limitations listed under "INVESTMENT RESTRICTIONS" and in the Statement of Additional Information, the investment policies of the Fund are not fundamental. Accordingly, they may be changed by the Board of Directors of the Fund without an affirmative vote of a majority of the Fund's outstanding voting shares.

INVESTMENT OBJECTIVE

The investment objective of the Vintage Bond Fund is to obtain income by investing in a portfolio of Fixed Income Securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and prudent investment risk. The Vintage Bond Fund is designed for the investor seeking a more consistent level of income than typical equity or balanced funds, which is higher than money market or short- and intermediate-term bond funds usually provide. The Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities (including Cash Equivalents). Investments will be made generally upon a long-term basis, but the Fund may make short-term investments from time to time. Longer maturities typically provide better yields but will subject the Fund to a greater possibility of substantial changes in the values of its securities as interest rates change. Unlike a money market fund, the Fund's net asset value will rise and fall in inverse relationship to changes in interest rates.

The Fund will invest at least 65 percent of its total assets in debt instruments which the Advisor considers to be bonds which include corporate debt securities, U.S. government securities, bank obligations, commercial paper, repurchase agreements, variable and floating rate securities, foreign fixed income securities, mortgage-backed securities, collateralized mortgage obligations and similar securities.

To meet the objectives of the Fund and to seek additional stability of principal, the Fund will be managed to adjust the average maturity based on the interest rate outlook. During periods of rising interest rates and falling prices, a shorter average maturity may be adopted to cushion the effect of price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer average maturity for the Fund may be considered.

Under normal circumstances, the Fund will invest at least 65 percent of its total assets in Fixed Income Securities which are considered to be of High-Quality. Up to 25 percent of the Fund's total assets could be invested in below-Investment Grade securities (commonly known as "junk bonds"). Currently, the Fund does not expect to invest in (i) securities rated lower than "Ba" by Moody's or "BB" by S&P, Fitch, D&P, or of similar quality by another NRSRO; and
(ii) unrated debt securities of similar quality. Securities of "BBB/Baa" or lower quality may have speculative characteristics and poor credit protection.

The ratings services' descriptions of the below-Investment Grade securities ratings categories in which the Fund may invest are as follows:

Moody's Investors Service, Inc. Bond Ratings: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Standard and Poor's Corporation Bond Ratings: Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Fitch Investors Services, Inc. Bond Ratings: Bonds which are rated "BB" are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

Duff & Phelps, Inc. Long Term Ratings: Bonds which are rated "BB+", "BB", and "BB-", are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

See "IMPLEMENTATION OF POLICIES AND RISKS -- Lower Rated Securities" for information concerning risks associated with investing in below investment grade bonds.

The Fund's assets may be invested in all types of Fixed Income Securities in any proportion, including corporate debt securities, bank obligations, commercial paper, repurchase agreements, private placements, foreign securities, convertible securities, preferred stocks, U.S. government securities, and mortgage-backed and similar securities. (See "Fixed Income Securities" above.) Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will normally not be retained by the Fund, but will be disposed of in an orderly fashion consistent with the best obtainable price. There is no maximum or anticipated average maturity for the Vintage Bond Fund. The maturities selected will vary depending on the interest rate outlook.

IMPLEMENTATION OF POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain additional restrictions described below), the Fund may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

REPURCHASE OBLIGATIONS

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or dealers registered under the Securities and Exchange Act of 1934. In a repurchase agreement, the Fund buys a security at one price and, at the time of sale, the seller agrees to repurchase the obligation at an agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may not enter into repurchase agreements if, as a result, more than 10 percent of the Fund's net asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable. (See "Illiquid Securities" below.)

The Fund may also enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

FIXED INCOME SECURITIES

The net asset value of the shares of open-end investment companies, such as the Vintage Bond Fund, which invest in Fixed Income Securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the net asset value of the Vintage Bond Fund can be expected to rise. Conversely, when interest rates rise, the net asset value of the Vintage Bond Fund can be expected to decline.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.

When and if available, the Fund may purchase Fixed Income Securities at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital appreciation, unless current yields on these securities remain attractive.

LOWER RATED SECURITIES

Investments in below-Investment Grade Fixed Income Securities by the Vintage Bond Fund, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specific level of income can ever be assured. In particular, securities rated lower than "Baa" by Moody's or "BBB" by S&P or comparable securities either rated by another NRSRO or unrated (commonly known as "junk bonds") are considered speculative. These lower rated, higher yielding Fixed Income Securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated Fixed Income Securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated, high yielding Fixed Income Securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to Fund losses, which could result in an increase in the Fund's yield despite the actual loss of principal.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to depress the prices of outstanding lower rated, high yielding Fixed Income Securities.

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity of the Fund, but will be reflected in the net asset value of shares of the Fund. The market for these lower rated Fixed Income Securities may be less liquid than the market for Investment Grade Fixed Income Securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Advisor's judgment may at times play a greater role in valuing these securities than in the case of Investment Grade Fixed Income Securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair market value to meet redemption requests or to respond to changes in the market.

As noted above, the Vintage Bond Fund may invest up to 25 percent of its total assets in Fixed Income Securities that are rated lower than Investment Grade.

For the fiscal year ended April 30, 1997, the Fund had not invested in any income securities that are rated below Investment Grade. See "Fixed Income Securities" above. To the extent the Fund invests in these lower rated Fixed Income Securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis than in the case of a fund investing in higher quality bonds. While the Advisor will refer to ratings issued by established ratings agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Advisor's own independent and ongoing review of credit quality.

The Funds may also invest in Fixed Income Securities rated in the fourth highest category by one or more NRSROs (e.g., "Baa" by Moody's), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade Fixed Income Securities.

For further discussion, see "INVESTMENT POLICIES AND TECHNIQUES -- Low-Rated and Comparable Unrated Fixed Income Securities" in the Statement of Additional Information.

SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES

During periods of unusual market conditions when the Advisor believes that investing for defensive purposes is appropriate, a large portion or all of the assets of the Fund may be invested temporarily in cash or Short-Term Cash Equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements), high quality commercial paper and short-term notes (rated in the two highest categories by S&P and/or Moody's or any other NRSRO or determined to be of comparable quality by the Advisor), other money market funds, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and related repurchase agreements.

ILLIQUID SECURITIES

The Fund may invest up to 10 percent of its net assets in illiquid securities. For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws, such as private placements), other securities without readily available market quotations (including options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities), and repurchase agreements maturing in more than seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that prevailing when it decided to sell. A complete description of these investment practices and their associated risks is contained in the Statement of Additional Information.

FUTURES AND OPTIONS ACTIVITIES

The Fund may, subject to certain restrictions, invest in interest rate futures contracts and index futures contracts. Interest rate futures contracts are contracts for the future delivery of debt securities, such as U.S. Treasury bonds, U.S. Treasury bills, U.S. Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit. Index futures contracts are contracts in which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract was originally written.

The Fund may also (i) purchase covered spread options which give the Fund the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark (up to 5 percent of the Fund's total net assets); (ii) write call options and purchase put options on interest rate and index futures contracts; (iii) write covered call options on its portfolio securities and purchase covered put options on its portfolio securities; and (iv) enter into closing transactions with respect to these options. The Fund may enter into futures transactions and options on futures contracts and Fund securities only for traditional hedging purposes. Premiums may be generated through the use of call options. However, the premiums which may be generated are not the primary reason for writing covered call options.

These investment practices will primarily be used to attempt to minimize adverse principal or price fluctuations and unfavorable fluctuations in interest rates. They do, however, involve risks that are different in some respects from the investment risks associated with similar funds which do not engage in these activities. With respect to futures contracts and options on futures contracts, the correlation between changes in prices of futures contracts (and options thereon) and of the securities being hedged can only be approximate. Consequently, even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. Because of low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract or an option thereon may result in immediate and substantial gain, as well as loss, to the investor. Therefore, a purchase or sale of a futures contract may result in gains or losses in excess of the amount initially invested in the futures contract. Since most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day, the Fund may not be able to close futures positions at favorable prices. Over-the-counter options are not traded on contract markets regulated by the CFTC or the SEC, and many of the protections afforded to exchange participants are not available. These options have no limits on daily price fluctuations, and pose the risks of inability to find a counterparty to a transaction, lack of a liquid secondary market, and the risk of default of the counterparty. A complete description of futures and options investment practices and their associated risks is contained in the Statement of Additional Information. The Fund's transactions in futures, options on futures, and options on Fund securities are subject to certain restrictions. (See "INVESTMENT RESTRICTIONS".)

VARIABLE OR FLOATING RATE SECURITIES

The Fund may invest in Fixed Income Securities which offer a variable or floating rate of interest. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Securities with a demand feature exercisable over a period in excess of seven days are considered to be illiquid. (See "Illiquid Securities" above.) Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations owned by the Fund.

MORTGAGE-BACKED SECURITIES

Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily backed by the full faith and credit of the U.S. government itself, or collateralized by U.S. Treasury obligations or by U.S. government agency securities. Interests in such pools are described herein as "Mortgage-Backed Securities". These include securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA"). The Fund may invest in Mortgage-Backed Securities representing undivided ownership interests in pools of mortgage loans, including GNMA, FHLMC, and FNMA Certificates and so-called "CMOs" (i.e., collateralized mortgage obligations which are issued by nongovernmental entities but which are collateralized by U.S. Treasury obligations or by U.S. government agency securities). The Fund may also invest in REMIC Certificates issued by FNMA. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund is not presently permitted to invest in "residual" interests.

GNMA Certificates are Mortgage-Backed Securities which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund may purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these PCs or GMCs pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The principal and the timely payment of interest on FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. government.

Each of the Mortgage-Backed Securities described above is characterized by periodic payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal which is part of the regular payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Fund's higher-yielding Mortgage-Backed Securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the Mortgage-Backed Securities sector or in other investment sectors. Investments in mortgage-backed securities can be volatile depending upon the makeup of the mortgage portfolio underlying the particular security and the prepayment experience on the underlying mortgage. In addition to the foregoing, the Fund may invest in similar asset-backed securities which are backed not by mortgages but other assets such as receivables.

ASSET-BACKED SECURITIES

The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to sell-off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (i.e., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS

The Fund may invest in zero coupon bonds, deferred interest bonds and PIK bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Fund securities to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES

The Fund may invest a portion of its assets in Collateralized Mortgage Obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of their net assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. government or by private originators or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal and interest on Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal repayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As a part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more of the tranches generally must be created to absorb most of the volatility in the cash flows in the underlying mortgage assets. The yields on these more volatile tranches are generally higher than prevailing market yields on government asset backed securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgage assets, the market price of and yield on these tranches tend to be highly volatile. The same is true for multi-class pass-through securities. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" in the Statement of Additional Information for a discussion of the risks of investing in classes consisting primarily of interest payments or principal payments.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES

The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. The market value of a class consisting entirely or primarily of principal payments is unusually volatile in response to changes in interest rates. For a further description of SMBS and the risks related to transactions therein, see the Statement of Additional Information.

LOAN PARTICIPATIONS

The Fund may invest a portion of its assets in "loan participations". By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Some of the loan participations acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans makes such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Advisor determines that any such investments are illiquid, the Fund will include them in the investment limitations on Illiquid Securities described above. For a further discussion of loan participations and the risks related to transactions therein, see the Statement of Additional Information.

DERIVATIVE SECURITIES

The Fund may invest in securities which are created by combining transactions in two or more underlying markets, often referred to as "derivative securities", which have a return that is tied to a formula based upon an index which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid or the amount of market fluctuation. These securities may have varying degrees of volatility at different times, or under different market conditions. Allowable investments are floating rate notes, variable rate notes, and notes whose maturity value fluctuates.

LENDING OF SECURITIES

The Fund may lend its securities, up to 30 percent of the Fund's total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral equal at least to the value of the securities lent. The collateral may consist of cash, government securities, letters of credit, or other collateral permitted by regulatory agencies. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. Any cash collateral pursuant to these loans will be invested in short-term liquid debt securities. The Fund will retain the right to call, upon notice, the securities lent. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the creditworthiness of the entities to which loans are made is examined to evaluate those risks. Loans will not be made unless the consideration which can be earned from such loans justifies the risks. The Fund may pay reasonable custodial and services fees in connection with the loans. (See "Reverse Repurchase Agreements" and "Securities Lending" in the Statement of Additional Information.)

FOREIGN SECURITIES

The Fund may invest up to 15 percent of its total assets directly in the securities of foreign issuers, including the securities of foreign branches and foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Fund may also invest in foreign securities in domestic markets through sponsored depository receipts without regard to this limitation. Foreign investments may involve risks which are in addition to the risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.

Foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Obtaining judgments, when necessary, in foreign countries may be more difficult and more expensive than in the United States. Although the Fund intends to invest in securities of foreign issuers located in developed countries which are considered as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage, or political or social instability which could affect investments in those nations.

In addition, the net asset value of the Fund is determined and shares of the Fund can be redeemed only on days the New York Stock Exchange ("NYSE") is open for business. However, foreign securities held by the Fund may be traded on days and at times when the NYSE is closed. Accordingly the net asset value of the Fund may be significantly affected on days when the investor is unable to purchase or redeem shares.

DELAYED DELIVERY SECURITIES

The Fund may invest up to 15 percent of its total assets, measured at the time of purchase, in securities purchased on a when-issued or delayed delivery basis ("Delayed Delivery" or "When-Issued" Securities). Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing securities on a when-issued basis allows the Fund to lock in a fixed price or yield on a security it intends to purchase. At the time the Fund purchases a When-Issued Security, it records the transaction and reflects the value of the security in determining its net asset value (although the Fund will not accrue interest income prior to actual delivery).

The Fund may also sell securities on a delayed delivery basis. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security.

Delayed Delivery Securities are subject to changes in value based on the market perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Delayed Delivery Securities may expose the Fund to this risk because they may experience such fluctuation prior to actual delivery. The greater the Fund's outstanding commitments to purchase these securities, the greater the Fund's exposure to possible fluctuations in its net asset value. Purchasing (or selling) Delayed Delivery Securities may involve the additional risk that the yield available in the market when delivery occurs may be higher (or lower) than that obtained at the time of commitment.

Although the Fund may be able to sell Delayed Delivery Securities prior to the delivery date, the Fund will only purchase Delayed Delivery Securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. The Fund will segregate and maintain cash, cash-equivalents, or other high-quality, liquid debt securities in an amount at least equal to the amount of outstanding commitments for Delayed Delivery Securities at all times. See the Statement of Additional Information for further discussion of Delayed Delivery Transactions.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

The Fund may enter into "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells Mortgaged-Backed Securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Advisor's ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intends to enter into mortgage dollar rolls that are accounted for as a financing. Mortgage dollar rolls are considered illiquid securities. (See "Illiquid Securities" above.)

PORTFOLIO TURNOVER

The Fund attempts to increase return by trading to take advantage of short-term market variations. This policy may lead to higher annual portfolio turnover rates. The rate of portfolio turnover for the Vintage Bond Fund is estimated to fall between 100 percent and 300 percent. These rates should not be considered as limiting factors. For the fiscal year ended April 30, 1997, the portfolio turnover rates for Vintage Bond Fund was 42.22%.

The annual portfolio turnover rate indicates changes in the Fund's securities' positions. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of Fund securities necessary to meet cash requirements for redemptions of shares. High turnover in any year will result in the payment by the Fund of above average amounts of brokerage commissions and could result in the payment by shareholders of above average amounts of taxes on realized investment gains. However, to the extent the Fund purchases Fixed Income Securities, it is not anticipated that high turnover will produce a negative effect, because Fixed Income Securities will normally be purchased on a principal basis.

The Fund intends to limit its turnover so that realized short-term gains on securities held for less than three months do not exceed 30 percent of gross income. This enables the Fund to derive the benefits of favorable tax treatment available under the Internal Revenue Code. (See "DISTRIBUTIONS AND TAXES".)

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions. These "fundamental" investment restrictions cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of (a) 67 percent of the shares of the Fund at a meeting where more than 50 percent of the outstanding shares are present in person or by proxy, or (b) more than 50 percent of the outstanding shares of the Fund. However, except where expressly stated to be fundamental, the Fund's investment restrictions are not fundamental and may be changed without shareholder approval. Please refer to the Statement of Additional Information for a complete list of investment restrictions adopted by the Fund.

The fundamental investment restrictions provide, among other things, that the Fund may not:

1. Purchase securities of any company having less than three years of continuous operation (including operations of any predecessors) if the purchase would cause the value of the Fund's investments in all such companies to exceed 5 percent of the value of its net assets.

2. Purchase the securities of any issuer if such purchase would cause, as to 75 percent of the Fund's total assets, more than 5 percent of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any instrumentality thereof), or purchase more than 10 percent of the outstanding voting securities of any one issuer.

3. Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of the Fund's net assets at the time the borrowing is incurred; provided, however, that the Fund may enter into transactions in options, futures, and options on futures. The Fund may borrow from a bank or by engaging in a reverse repurchase agreement. The Fund will not purchase securities when borrowings exceed 5 percent of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage. See the Statement of Additional Information for an explanation of reverse repurchase agreements.

4. Enter into futures contracts or related options if more than 30 percent of the Fund's net assets would be represented by futures contracts or more than 5 percent of the Fund's total assets would be committed to initial margin and premiums on futures and related options.

5. Invest in options (options on futures, indexes and securities) if securities covering these options exceed 25 percent of the Fund's net assets or the premiums paid for such options exceed 5 percent of the Fund's net assets.

MANAGEMENT

Under the laws of the State of Maryland, the property, affairs and business of the Company and the Funds are managed by the Board of Directors. The Directors elect officers who are charged with the responsibility for the day-to-day operation of the Fund and the execution of policies formulated by the Directors.

The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. However, no officer or employee of Investors Management Group, AMCORE Financial, Inc., or any of its subsidiaries, or BISYS Fund Services, Inc., receives any compensation from the Company for acting as a Director of the Company. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. Investors Management Group receives fees from the Funds for acting as investment adviser, administrator and transfer agent and for providing certain fund accounting services. BISYS Fund Services receives fees from the Funds for acting as distributor and sub-transfer agent.

The Directors and Officers are:

  *David W. Miles, Director.
  Senior Managing Director, Investors Management Group, and
  IMG Financial Services, Inc.

  *Mark A. McClurg, President and Director.
  Senior Managing Director, Investors Management Group, and
  IMG Financial Services, Inc.

  Johnny Danos, Director.
  President, Danos, Inc., a personal investment company.

  Debra Johnson, Director.
  Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.

  Edward J. Stanek, Director.
  CEO, Iowa Lottery, a government operated lottery.

  *Ruth L. Prochaska, Secretary.
  Controller/Compliance Officer, Investors Management Group, and
  IMG Financial Services, Inc.

*Mr. Miles, Mr. McClurg, and Ms. Prochaska are deemed to be "interested person", as defined in the Investment Company Act of 1940.

The mailing address of all officers and directors of the Fund is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

THE ADVISOR

The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Investors Management Group, ("IMG" or the "Advisor"), to serve as the Fund's investment advisor. Investors Management Group, a wholly owned subsidiary of AMCORE Financial Inc., is a federally registered Investment Advisor organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa.

Since then its principal business has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of November 30, 1997, IMG hadapproximately $1.6 billion in equity, fixed income, and money market assets under management.

Pursuant to the Advisory Agreement with the Fund, IMG provides investment advisory assistance and the day-to-day management of the Fund's investments, subject to the supervision and authority of the Board of Directors.

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA, have managed the Fund since inception.

         JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. He received his Masters of Business Administration degree from Drake University and his Bachelor of Business Administration degree from the University of Iowa.

         KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University and her Bachelor of Science degree in agricultural engineering from Iowa State University.

         ELIZABETH S. PIERSON, VICE PRESIDENT AND SENIOR FIXED INCOME MANAGER. AMCORE Capital Management, Inc. (or a predecessor) since 1984 when she began her investment career. AMCORE Capital Management, Inc., was merged with IMG in December 1997. She has a B.S. degree from the University of Illinois, Champaign-Urbana and is a Chartered Financial Analyst. She has been responsible for investment management and credit responsibilities in numerous individually managed advisory portfolios. She also manages the fixed securities of the Balanced Fund.

Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment objective and restrictions, IM G manages the investments of the Fund, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains the Fund's records relating to such purchases and sales.

INVESTMENT ADVISORY FEES

Under the terms of the Advisory Agreement, each Fund has agreed to pay IMG a monthly investment management fee. The Fund pays IMG an investment management fee computed daily and paid monthly, at the annual rate of fifty five one-hundredths of one percent (0.55%) of the Fund's average daily net assets. During the fiscal year ended April 30, 1997, IMG received advisory fees of $23,868 from the Fund.

At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Funds.

Except for the expenses expressly assumed by IMG as set forth above or as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes if applicable, membership dues in the Investment Company Institute allocable to the Fund, brokerage commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums; fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses to existing shareholders are borne by the Fund except that the Fund's Distribution Agreement with BISYS requires BISYS to pay for prospectuses that are to be used for sales purposes with persons other than current shareholders.

From time to time, IMG may voluntarily waive all or a portion of the investment management fee and/or absorb certain expenses of the Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by IMG, all expenses incurred in the operation of the Fund will be borne by the Fund.

DISTRIBUTOR

BISYS serves as distributor and principal underwriter for the Fund pursuant to a Distribution Agreement and a Rule 12b-1 Plan. BISYS bears all its expenses of providing services pursuant to the agreement, including the payment of any commissions. BISYS provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than current shareholders. The Fund bears the cost of qualifying and maintaining the qualification of Fund's shares for sale under the securities laws of the various states and the expense of registering their shares with the Securities and Exchange Commission. For its services under the Distribution Agreement, BISYS receives a fee, payable monthly, at the annual rate up to 0.25 percent. This fee is accrued daily as an expense of each Fund. Currently, no distribution services fee is being charged by BISYS. The Fund is not required to reimburse the distributor for distribution expenses in excess of such fees. (See "ADDITIONAL INVESTMENT INFORMATION".)

Since the Distribution Agreement provides for fees that are used by BISYS to pay for distribution services, that agreement along with the related selling group agreements (collectively, the "Plan") is approved and reviewed in accordance with the Fund's Rule 12b-1 Plan under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

For further  information,  see  "MANAGEMENT  OF THE FUNDS" in the  Statement  of

Additional Information.

FEES FOR SHAREHOLDER SERVICES

IMG also provides information and administrative services for shareholders of the Fund pursuant to an Administrative Services Agreement ("Administrative Services Agreement") under a "Shareholder Services Plan" adopted by the Board of Directors and reviewed at least annually. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. IMG bears all its expenses of providing services pursuant to the Administrative Services Agreement, including the payment of any services fees. For services under the Administrative Services Agreement, the Fund pays IMG a fee, payable monthly, at the annual rate of up to 0.25 percent. IMG may periodically waive all or a portion of its administrative fee to increase the net income of the Fund available for distribution as dividends. IMG may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

FUND ACCOUNTING

IMG provides fund accounting services pursuant to the Fund Accounting Agreement. The Fund pays IMG fees equal to an annual rate of 0.03 percent of average daily net assets.

HOW TO INVEST

You can purchase shares of the Fund in several ways, each of which is described below, from BISYS as distributor of the Fund's shares. Please review the information under "ADDITIONAL INVESTMENT INFORMATION", and "HOW TO REDEEM SHARES". All purchases are subject to acceptance by the Fund and the Fund may decline to accept a purchase order upon receipt when it would not be in the best interest of existing shareholders to accept the order. The purchase price of your shares will be the net asset value next determined after BISYS receives your investment in proper form. (See "ADDITIONAL INVESTMENT INFORMATION -- Determining Your Share Price".)

BY MAIL

You can purchase shares of the Fund by sending an application and a check or money order payable to "IMG Mutual Funds, Inc." to the address on the back cover of this Prospectus. To make additional purchases, enclose a check payable to IMG Mutual Funds, Inc. along with the Additional Investment Form provided with your account statement. Or, you may send a check along with an indication of the account in which it should be deposited. (See "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments".) If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Fund as a result. All your purchases must be made by checks payable to IMG Mutual Funds, Inc. drawn on U.S. banks. Third-party checks are not accepted.

BY WIRE

You may purchase additional shares by wire. Please call 1-800-798-1819 for complete wire instructions. The Fund will not be responsible for the consequences of delays resulting from the banking or Federal Reserve wire systems.

BY EXCHANGE

You can open a new account by exchanging from one Fund account to another. Exchanges may only be made between identically registered accounts. There is no charge for this service. You may request an exchange by calling or writing BISYS. Your purchase price will be the offering price next determined after your exchange request is received in proper form. The telephone exchange minimum is the lesser of $50 or the balance of your account, with no minimum for written exchanges. Check the minimum initial investment requirements for the Fund you are investing in under "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments". Please review the information about this privilege under "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege".

BY TELEPHONE PURCHASE

You can make additional investments from $50 to $25,000 into your IMG Funds account by telephone. Upon your authorization, money from your bank checking or NOW account will be withdrawn to make the investment. The price you receive will be the offering price next computed after BISYS receives your funds from your bank, which is normally two banking days after you have initiated the transaction through BISYS. To establish the telephone purchase privilege, request a form by calling 1-800-798-1819. Neither the Fund nor its transfer agent will be responsible for the authenticity of purchase instructions received by telephone. Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

ADDITIONAL INVESTMENT INFORMATION

The shares of the Fund may be purchased at the net asset value of the Fund's shares next determined after the Fund receives the order for such purchase. The Fund reserves the right to cease offering its shares for sale at any time.

SIGNATURE GUARANTEES

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. Some instances in which you will need a signature guarantee include:

1.   when you add the telephone redemption option to your existing account;

2. if you transfer the ownership of your account to another individual or organization;

3.   for a written redemption request over $25,000;

4. when you want redemption proceeds sent to a different name or address than is registered on your account;

5.   if you add/change your name or add/remove an owner on your account; and

6.   if you add/change the beneficiary on your retirement account.

A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT A SIGNATURE GUARANTEE.

POWER OF ATTORNEY -- ATTORNEY-IN-FACT

If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person. You should sign the back of the application in the following form: "[person's name] by [your name], attorney-in-fact". An affidavit for the Power of Attorney document must be submitted with the application if you wish to establish telephone or check writing privileges for the account. You will also be required to provide an affidavit of the Power of Attorney document to process all redemption requests from the attorney-in-fact.

The following form of affidavit typed on the Power of Attorney document and signed is acceptable:

         I hereby certify that this affidavit is a true and complete copy of the original Power of Attorney, still in full force and effect, and that the maker is still alive and competent.

         BY:_____________________________________  ____________________________
                (Attorney-in-Fact)                               (Date)

            _____________________________________
              (Print Name and Title)                       (Notary Seal)

This affidavit must be notarized and dated within two weeks of the date it is received by the Funds.

CORPORATIONS AND TRUSTS

If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of your account. Corporate resolutions may need to be updated annually. As an alternative, you may complete a Corporate Resolution Form, which can be obtained from the Fund. Until a valid corporate resolution or Form is received by the Fund, services such as telephone redemption and wire redemption will not be established. If you are investing as a trustee, please include the date of the trust and attach a copy of the title and signature pages of the trust agreement, as well as any pages indicating which signatures are required to execute transactions. All trustees must sign the application. If not, then services such as telephone redemptions, wire redemptions, and check writing (if available) will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents, or signatures as required, when you invest may result in delays in processing redemption requests.

MINIMUM INVESTMENTS

For IRA accounts and Uniform Gifts/Transfers to Minors accounts, the minimum initial investment in is $250. Minimum investments are waived for employee benefit plans qualified under Section 401, 403(b)(7), or 457 of the Internal Revenue Code. These minimums can be changed by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimums. The Fund will waive the minimum initial investment for shareholders using the Automatic Investment Plan or Automatic Exchange. Subsequent investments must be at least $50. (See "HOW TO INVEST -- No Minimum Investment Program".)

DETERMINING YOUR SHARE PRICE

Except as provided herein, when you make investments in the Fund, the purchase price of your shares will be the net asset value next determined after BISYS's receipt of an order, or exchange request in proper form. Except as provided below, if BISYS receives your order prior to the close of the NYSE on a day in which the NYSE is open, your price will be the net asset value determined that day. The method used to calculate the net asset value is described below under "Calculation of Net Asset Value".

CALCULATION OF NET ASSET VALUE

The net asset value per share is determined as of the close of trading on the NYSE, currently 3:00 p.m. Central Time, on days the NYSE is open for business. However, net asset values will not be determined on days during which the Fund receive no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, subtracting all liabilities, and dividing by the total number of outstanding shares. Expenses are accrued daily and applied when determining the net asset value. Fixed Income Securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of Fixed Income Securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Fixed Income Securities in the Fund having maturities of 60 days or less are valued by the amortized cost method unless the Board of Directors believes unusual circumstances indicate another method of determining fair value should be used. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO REDEEM SHARES

You may request redemption of your shares at any time. The price you receive will be the net asset value next determined after the Funds receive your request in proper form. (See "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value".) Once your redemption request is received in proper form, each of the Funds will normally mail you the proceeds the next business day. Proceeds will ordinarily be mailed no later than seven days after receipt of a redemption request in proper form. However, the Fund may withhold payment until investments which were made by check, telephone, or the Automatic Investment Plan have been collected. (This is a security precaution only and does not affect your investment. Your money is invested the day your purchase order is accepted.) Checks generally are collected in 10 calendar days.

The right of redemption may be suspended during any period, when: (a) trading on the NYSE is restricted, as determined by the Commission, or such NYSE is closed for other than weekends and holidays; (b) the Commission has permitted such suspension by order; or (c) an emergency as determined by the Commission exists, making disposal of Fund securities or valuation of net assets of the Fund not reasonably practicable.

If you are exchanging into another Fund, see "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege" for a discussion of procedures and certain tax consequences.

You may redeem shares in any of the following ways:

WRITTEN REDEMPTION

To make a written redemption, please send your request to IMG Mutual Funds, Inc., 2203 Grand Avenue, Des Moines, Iowa 50312-5338, and include:

     1.  your account number,

     2.  the number of shares or dollar amount you want to redeem,

     3.  each owner's name as registered on the account,

     4.  your street address as registered on the account, and

     5.  the signature of each owner as the name appears on the account.

Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. In addition, redemptions over $25,000 require a signature guarantee. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".)

RETIREMENT PLAN REDEMPTION

To redeem from an Individual Retirement Account (IRA), you may either use the distribution form which you may request by calling 1-800-798-1819, or you may send your request which includes the information described under "Written Redemption" above.

In addition, you must:

     1. indicate whether (a) 10 percent or more of the redemption proceeds should be withheld for taxes, or (b) no portion of the proceeds should be withheld for taxes;

     2. include the type of distribution (e.g., a normal distribution or a premature distribution); and

     3. write that you certify under penalties of perjury that your social security number is correct and that you are not subject to backup withholding.

For redemptions from any other retirement plan, please call BISYS for the appropriate distribution form.

TELEPHONE REDEMPTION

Telephone redemption privileges are only available to those shareholders who have previously made a written election to use the privilege.

Once you authorize the telephone redemption option on your application, you may redeem shares in amounts of $500 (or the balance of your account) or more by telephone. If you would like to add the option to your account, you may request a telephone redemption form from BISYS. Each owner's signature must be guaranteed in order to add the option to existing accounts. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".)

To place a  redemption  request  by  telephone,  call  BISYS at  1-800-798-1819.
Redemption proceeds can be directly deposited by Electronic Funds Transfer ("EFT") or wired only to a commercial bank that you have authorized on your account application or telephone redemption form. They may also be mailed to the registered address on your account. Once you place your telephone redemption request, it cannot be canceled or modified. The Fund and their Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including refusing a telephone redemption if they believe it advisable to do so. The Fund will tape record all telephone redemption requests and will ask the social security number or other personal identifying information of the shareholder and will only send redemption proceeds to the shareholder of record at their address or to a financial account which has been established by the shareholder pursuant to written authorization. BISYS does not charge a fee for redemptions directly deposited to your bank account by EFT. However, a $10.00 fee is applicable to each wire redemption. Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. Shareholders may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes.

SHAREHOLDER SERVICES

As an IMG Mutual Funds, Inc. shareholder, you will enjoy the advantages of:

                             o   Automatic Dividend Reinvestment
                             o   Telephone Purchase Privilege
                             o   Telephone Exchange and Redemption Privilege
                             o   Automatic Investment Plan
                             o   Payroll Direct Deposit Plan
                             o   Automatic Exchange Plan
                             o   Dollar Cost Averaging
                             o   Systematic Withdrawal Plan

AUTOMATIC DIVIDEND REINVESTMENT

You can automatically reinvest all dividends and capital gains distributions, have them directly deposited by EFT to your bank account, or receive them in the form of a check. If you elect to have them reinvested, your dividends and capital gains distributions will purchase additional shares at the net asset value determined on the dividend or capital gains distribution payment date (no sales charges). Dividend reinvestment may not result in a conversion to another class of shares. You may change your election at any time by writing BISYS. BISYS must receive any such change seven days (15 days for EFT) prior to a dividend or capital gains distribution payment date in order for the change to be effective for that payment.

TELEPHONE PURCHASE PRIVILEGE

The Fund offer free telephone purchase privileges. (See "HOW TO INVEST -- By Telephone Purchase".)

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

You may exchange shares between identically registered Fund accounts either in writing or by telephone. Shares are exchanged on the basis of the Fund's relative net asset value per share next computed following receipt of a properly executed exchange request. Shares will be exchanged for the lowest fee class of shares for which the shareholder is eligible in the new Fund. Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. A $50 minimum, or the balance of your account if less, applies to telephone exchanges. When opening a new account by an exchange, the initial minimum investment is required. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

You may authorize the telephone exchange or redemption privilege by completing the "telephone authorization" section on your application. If you add the telephone redemption privilege to your existing account, you must have each owner's signature guaranteed. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".) By establishing the telephone exchange and redemption services, you authorize the Fund and their agents to act upon your instruction by telephone to redeem or exchange shares from any account for which you have authorized such services. (See "HOW TO REDEEM SHARES -- Telephone Redemption".) The Fund reserves the right, at any time without prior notice, to suspend, limit, modify, or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Fund, the Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares in a year and/or three exchanges of shares in a calendar quarter.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. You may choose to make investments on the fifth and/or twentieth day of each month from your financial institution in amounts of $50 or more. There is no service fee for participating in this Plan. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearinghouse. For an application call 1-800-798-1819. The Fund reserves the right to suspend, modify, or terminate the Automatic Investment Plan or its use by any person without notice. If the Automatic Investment Plan is discontinued before the investor reaches the minimum investment that would otherwise be required (see "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments"), the Fund reserves the right to close the investor's account. A service fee of $20 will be deducted from your account for any Automatic Investment Plan purchase that does not clear due to insufficient funds or, if prior to notifying BISYS in writing to terminate the Plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. (See "Dollar Cost Averaging" below.)

PAYROLL DIRECT DEPOSIT PLAN

You may purchase additional share of the Funds through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Funds' bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities by EFT available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments and annuity payments.

This privilege may be selected by completing the Authorization for Direct Deposit Form, which may be obtained by calling 1-800-798-1819. To enroll in the Plan, the Authorization Form must be signed by you and given to your employer's payroll department. You may alter the amount of the deposit, the frequency of the deposit, or terminate your participation in the Plan by notifying your employer. The Fund reserves the right, at any time and without prior notice, to suspend, limit, or terminate the Automatic Direct Deposit privilege or its use in any manner by any person. (See "Dollar Cost Averaging" below.)

AUTOMATIC EXCHANGE PLAN

The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Fund account into another Fund account. By establishing the Automatic Exchange Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from your first Fund account and purchase shares of a second Fund. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Automatic Exchange Plan on your account, request a form by calling 1-800-798-1819. (See "Dollar Cost Averaging" below.)

If the Automatic Exchange Plan is discontinued before you reach the minimum initial investment that would otherwise be required in the second Fund, or the account balance in the first Fund falls below the minimum initial investment, the Funds reserve the right to close your account(s). (See "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments".)

To participate in the Automatic Exchange Plan, you must have an initial account balance in the first account of $12,000. Exchanges may be made monthly, quarterly or annually. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, the participation in the Plan will be terminated. The Plan may also be terminated at any time by written request to the Fund. Once participation in the Plan has been terminated for any reason, investing additional funds will not reinstate the Plan. Participation in the Plan may be reinstated only by written request to the Fund. The Fund reserves the right, at any time and without prior notice, to modify, suspend, or terminate the Automatic Exchange Plan privilege or its use in any manner by any person.

DOLLAR COST AVERAGING

The IMG Mutual Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange privilege, all discussed above, are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same set amount, you'll be purchasing more shares when the price is low and fewer shares when the price is high.
Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

SYSTEMATIC WITHDRAWAL PLAN

The owner of $24,000 or more of the Fund's shares may provide for the withdrawal of a maximum of 10 percent per year from the owner's account to be paid on a monthly, quarterly, semi-annual or annual basis. One request will be honored in any 12 month period. The minimum periodic payment is $200. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment.

The right is reserved to amend the Systematic Withdrawal Plan on 30 days' notice. The Plan may be terminated at any time by the shareholder or the Fund.

DISTRIBUTIONS AND TAXES

The Fund will qualify and intends to remain qualified as a "regulated investment company" under the Internal Revenue Code and intends to take all other action required to ensure that no federal income taxes will be payable by the Fund. Any dividends from the net income of the Vintage Bond Fund normally will be distributed quarterly. Any net realized capital gains will be distributed annually, after using any available capital loss carry-over. The Fund will attempt to do so in such a manner as to avoid the Fund paying income tax on their net investment income and net realized capital gains or being subject to federal excise taxes. Shares purchased on a day on which the Fund calculates their net asset value will not begin to accrue dividends until the following day, and redemption orders effected on any particular day will receive dividends declared through the day of redemption.

Distributions for the Fund are made on a per share basis to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Such distributions are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Fund shares. After every quarterly or semi-annual distribution, the value of a share drops by the amount of the distribution, net of any subsequent market fluctuations. Because the purchase price of shares (particularly those shares purchased shortly before the semi-annual distribution) may include earned and undistributed dividend and/or capital gains income, some portion of the purchase price may be returned to the shareholder in the semi-annual distribution as taxable dividends and/or capital gains. However, the dividends and capital gains that are reinvested in additional Fund shares may increase the shareholder's costs basis. If dividends and capital gains distributions are not automatically reinvested in additional Fund shares (See "SHAREHOLDER SERVICES--AUTOMATIC DIVIDEND REINVESTMENT") checks for cash dividends and distributions will be mailed to shareholders, usually within ten days after the record date of the distribution or they may be deposited in your bank account by EFT. Full information regarding income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. For federal income tax purposes, dividends paid by the Fund and distributions from net realized short-term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains. The capital gain holding period is determined by the length of time the Fund has held the instrument and not the length of time you have held shares in the Fund. If you are not required to pay tax on your income, you will not be required to pay federal income taxes on the amounts distributed to you. Promptly after the end of each calendar year, you will receive a statement of the federal income tax status on all dividends and capital gains distributions paid during the year.

If you do not furnish the Fund with your correct social security number or employer identification number, such Fund will be required to withhold federal income tax at a rate of 31 percent (backup withholding tax) from your distribution and redemption proceeds. To avoid backup withholding, you must provide a social security number or employer identification number and state that you are not subject to such withholding due to the under reporting of your income. This certification is included as part of your application.
You should complete it when opening your account.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to your particular investment. You are urged to consult your tax advisor.

CAPITAL STOCK

IMG Mutual Funds, Inc. (the "Company"), is a Maryland corporation organized on November 16, 1994. The Company consists of several Funds organized as separate series of shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors.

Each share has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Funds have no preemptive subscription rights. Cumulative voting is not authorized. You are entitled to redeem shares as set forth under "HOW TO REDEEM SHARES". All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent. Please read the Prospectus carefully before investing or sending money.

SHAREHOLDER REPORTS AND MEETINGS

The Fund will confirm all transactions for your account in writing. You will also receive quarterly Fund information, a semiannual report, and an annual report containing audited financial statements. If you have questions about your account, call 1-800-798-1819. You may also write to the Fund at the address on the cover of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement per year for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in the Bylaws and may, in its discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Fund has also adopted provisions in the Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in
Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Fund may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding voting securities.

All consideration received by the Fund for shares of the Fund and all assets in which such consideration is invested, belong to the Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to the Fund are treated separately from those of other Funds within the Company.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that the Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule.

CUSTODIAN, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT

Bankers Trust Company, New York, New York, acts as custodian of the Fund's assets. IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, acts as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. IMG is compensated for its services based on an annual fee as a percent of assets. The fees received and the services provided as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent are in addition to those received and paid to IMG under the Advisory Agreement and the Administrative Services Agreement, or payable to BISYS under the Distribution Agreement with the Funds.

PERFORMANCE INFORMATION

From time to time, the Fund may advertise several types of performance information. The Fund may advertise "average annual total return", "total return", "cumulative total return", and "yield". Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Fund.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one, five, and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of the Fund). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects the Fund's performance over a stated period of time.

Yield refers to the net investment income per share generated by a hypothetical investment in the Fund over a specific one month, or 30 day period. Returns, yields, and net asset values will fluctuate. Shares of the Fund are redeemable by an investor at the then current net asset value per share, which may be more or less than original cost. Additional information concerning Fund performance appears in the Statement of Additional Information.

VINTAGE GOVERNMENT ASSETS FUND
VINTAGE INCOME FUND
VINTAGE MUNICIPAL BOND FUND
VINTAGE EQUITY FUND
VINTAGE BALANCED FUND
VINTAGE AGGRESSIVE GROWTH FUND
VINTAGE LIMITED TERM BOND FUND


                                              For  current  yield, purchase, and
                                              redemption information, call (800)
                                              798-1819.

         IMG Mutual Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end management investment company issuing its shares in series (each series referred to as a "Fund" and collectively as "Funds"), each representing a diversified portfolio of investments with its own investment objectives and policies. The portfolios offered in this prospectus are the Vintage Government Assets Fund (the "Government Fund"), the Vintage Income Fund, the Vintage Municipal Bond Fund, the Vintage Equity Fund, the Vintage Balanced Fund, the Vintage Aggressive Growth Fund, and the Vintage Limited Term Bond Fund (the "Limited Term Fund"). The IMG Core Stock Fund, IMG Bond Fund, Vintage Liquid Assets Fund and Vintage Municipal Assets Fund are offered in separate Prospectuses which can be obtained by calling the Company at the number indicated above.

         The Government Fund and Equity Fund offer two classes of shares. T Shares are normally offered through trust organizations or others providing shareholder services such as establishing and maintaining records and accounts for their customers who invest in T Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries regarding their accounts. S Shares are offered directly or through other broker-dealers. S Shares accrue daily dividends in the same manner as T Shares except that S Shares bear distribution and/or shareholder administrative servicing fees which T Shares do not (see "GENERAL INFORMATION - Description of the Fund and Its Shares"). Differences in class level expenses may affect performance.

         The Government Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal. The Government Fund invests exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto.

         THE GOVERNMENT FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT THE NET ASSET VALUE WILL NOT VARY. AN INVESTMENT IN THE GOVERNMENT FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT.

         The investment objective of the Income Fund is to seek current income, consistent with the preservation of capital. The Income Fund invests primarily in fixed income securities and expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

         The investment objective of the Municipal Bond Fund is to seek current income, consistent with the preservation of capital, that is exempt from federal income taxes. The Municipal Bond Fund invests primarily in a diversified portfolio of tax-exempt fixed income securities and expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

         The investment objective of the Equity Fund is long-term capital appreciation. The Equity Fund invests primarily in a diversified portfolio of equity securities of mainly large capitalization companies with strong earnings potential. The Equity Fund offers two classes of shares. T Shares are normally offered through trust organizations or others providing shareholder services such as establishing and maintaining records and accounts for their customers who invest in T Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries regarding their accounts. The Equity Fund also offers "S Shares" which accrue daily dividends in the same manner as T Shares except that each class bears separate distribution and/or shareholder administrative servicing fees (see "GENERAL INFORMATION - Description of the Fund and Its Shares"). Differences in class level expenses may affect performance.

         The investment objective of the Balanced Fund is to seek long-term growth of capital and income. The Balanced Fund invests primarily in a diversified portfolio of equity securities and fixed income securities. The Balanced Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years on the fixed income portion of the portfolio.

         The investment objective of the Aggressive Growth Fund is long-term capital growth. The Aggressive Growth Fund invests primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for price appreciation relative to other equity securities.

         The investment objective of the Limited Term Fund is to seek total return from a portfolio of limited term fixed income securities. The Limited Term Fund invests primarily in a diversified portfolio of fixed income securities including certain types of fixed income securities that may exhibit greater volatility. The Limited Term Bond Fund expects to maintain a dollar-weighted average portfolio maturity of 1to 4 years.

         Investors Management Group acts as the investment adviser to the Funds.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY A BANK OR ANY BANKING AFFILIATE AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Please read this Prospectus carefully and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is January 14, 1998

                               PROSPECTUS SUMMARY


The Funds                           Vintage Government Assets Fund (the
                                    "Government  Fund"),  Vintage  Income  Fund,
                                    Vintage Municipal Bond Fund,  Vintage Equity
                                    Fund,   Vintage   Balanced   Fund,   Vintage
                                    Aggressive  Growth Fund, and Vintage Limited
                                    Term Bond Fund (the  "Limited  Term  Fund"),
                                    each  a  diversified   investment  portfolio
                                    (collectively,  the  "Funds")  of IMG Mutual
                                    Funds,   Inc.,   an   open-end    management
                                    investment company organized as a Maryland corporation.

Shares Offered                      Shares of common stock ("Shares") of the
                                    Funds.  See  "HOW  TO  PURCHASE  AND  REDEEM
                                    SHARES".

Offering Price                      The public offering  price of the Government
                                    Fund's Shares is equal to the net asset value per Share, which the Government Fund will seek to maintain at $1.00.

                                    The  public  offering  price  of the  Income
                                    Fund,  the Municipal  Bond Fund,  the Equity
                                    Fund,  the  Balanced  Fund,  the  Aggressive
                                    Growth  Fund  and the  Limited  Term  Fund's
                                    Shares is equal to the net asset value per Share.

Minimum Purchase                    $1,000 minimum for the initial investment
                                    with   a   $50   minimum   for    subsequent
                                    investments.   (See  "HOW  TO  PURCHASE  AND
                                    REDEEM  SHARES--Purchases of Shares and Auto
                                    Invest Plan" for a discussion of lower minimum purchase amounts).

Investment Objective                The Government Fund seeks current income
                                    consistent with maintaining liquidity and stability of principal.

                                    The  Income  Fund  seeks   current   income,
                                    consistent with the preservation of capital.

                                    The   Municipal   Bond  Fund  seeks  current
                                    income, consistent with the preservation of capital, that is exempt from federal income taxes.

                                    The Equity Fund seeks long-term capital appreciation.

                                    The Balanced Fund seeks long-term growth of capital and income.

                                    The Aggressive Growth Fund seeks long-term capital growth.

                                    The Limited Term Fund seeks total return from a portfolio of limited term fixed income securities.

Investment Policy and Risks         See "INVESTMENT OBJECTIVES, POLICIES AND
                                    RISK FACTORS OF THE FUNDS".  The  Government
                                    Fund invests  exclusively in short-term U.S.
                                    Treasury bills,  notes and other  short-term
                                    obligations issued or guaranteed by the U.S.
                                    Government     or    its     agencies     or
                                    instrumentalities, and repurchase agreements with respect thereto.

                                    Under normal market  conditions,  the Income
                                    Fund  invests   primarily  in  fixed  income
                                    securities   and   expects  to   maintain  a
                                    dollar-weighted  average portfolio  maturity
                                    of 4 to 10 years.  Investment  in the Income
                                    Fund is subject to the  interest  rate risks
                                    inherent  in   investing   in  fixed  income
                                    securities and junk bonds.

                                    Under   normal   market   conditions,    the
                                    Municipal Bond Fund invests primarily in tax-exempt obligations that have a stated maturity of 25 years or less and expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years. Investment in the Municipal Fund is subject to the interest rate risk inherent in investing in fixed income securities and junk bonds.

                                    Under normal market  conditions,  the Equity
                                    Fund invests  primarily in equity securities
                                    of  mainly  large  capitalization  companies
                                    with strong earnings  potential.  Investment
                                    in  the  Equity   Fund  is  subject  to  the
                                    inherent risks  associated with investing in
                                    common  stock  and  various  types of equity
                                    securities,   call   options   and   foreign
                                    securities.

                                    Under normal market conditions, the Balanced
                                    Fund  invests  primarily  in  a  diversified
                                    portfolio  of  equity  securities  and fixed
                                    income securities, and expects to maintain a
                                    dollar-weighted  average portfolio  maturity
                                    of 4 to 10 years on the fixed income portion
                                    of the portfolio. Investment in the Balanced
                                    Fund is subject to the  interest  rate risks
                                    inherent  in   investing   in  fixed  income
                                    securities   and  the  risks   inherent   in
                                    investing in equity securities.

                                    Under   normal   market   conditions,    the
                                    Aggressive  Growth Fund invests primarily in
                                    equity securities of small, medium and large
                                    capitalized  companies that exhibit a strong
                                    potential for price appreciation relative to
                                    other equity  securities.  Investment in the
                                    Aggressive  Growth  Fund is  subject  to the
                                    inherent   risks  of   investing  in  common
                                    stocks,   of  equity   securities,   foreign
                                    securities  and  options of  companies  that
                                    exhibit   a  strong   potential   for  price
                                    appreciation.

                                    Under normal market conditions,  the Limited
                                    Term Fund invests primarily in a diversified
                                    portfolio   of   fixed   income   securities
                                    including  certain  types  of  fixed  income
                                    securities    that   may   exhibit   greater
                                    volatility   and   expects  to   maintain  a
                                    dollar-weighted average portfolio maturity of 1 to 4 years. Investment in the Limited Term Fund is subject to the interest rate risks inherent in investing in fixed income securities.

Investment Adviser                  Investors Management Group, Ltd., Des
  and Administrator                 Moines, Iowa ("IMG").

Dividends                           The Government Fund intends to declare
                                    dividends from net income daily and pay such
                                    dividends  monthly.  The Income Fund and the
                                    Municipal   Bond  Fund   intend  to  declare
                                    dividends from net investment income and pay
                                    such dividends monthly. The Equity Fund, the
                                    Balanced Fund,  the  Aggressive  Growth Fund
                                    and the Limited  Term Fund intend to declare
                                    dividends   from   net   investment   income
                                    quarterly and pay such dividends quarterly.

Distributor                         BISYS Fund Services, Inc.


                                 EXPENSE SUMMARY

                                            GOVERNMENT       INCOME    MUNICIPAL BOND     EQUITY
                                                FUND          FUND         FUND           FUND
                                         T SHARES  S SHARES                         T SHARES   S SHARES
                                         --------  --------                         --------   --------
SHAREHOLDER TRANSACTION EXPENSES 1
     Maximum Sales Load Imposed on
       Purchases (as a percentage of
       offering price)                     0.00%    0.00%    0.00%        0.00%      0.00%       0.00%
     Maximum Sales Load Imposed on
       Reinvested Dividends (as a
       percentage of offering price)       0.00%    0.00%    0.00%        0.00%      0.00%       0.00%
     Deferred Sales Load (as a
       percentage of original purchase
       price or redemption proceeds,
       as applicable)                      0.00%    0.00%    0.00%        0.00%      0.00%       0.00%
     Redemption Fees (as a percentage
       of amount redeemed, if applicable)  0.00%    0.00%    0.00%        0.00%      0.00%       0.00%
     Exchange Fee                         $0.00    $0.00    $0.00        $0.00      $0.00       $0.00

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                            0.40%    0.40%    0.60%        0.60%      0.75%       0.75%
12b-1 Fees 2                               0.00%    0.00%    0.00%        0.00%      0.00%       0.00%
Other Expenses
     Shareholder Servicing Fees            0.00%    0.25%    0.00%        0.00%      0.00%       0.25%
     Administrative Fees                   0.21%    0.21%    0.26%        0.26%      0.26%       0.26%
     Other Expenses                        0.16%    0.16%    0.15%        0.23%      0.13%       0.13%
                                           -----    -----    -----        -----      -----       -----
Total Other Expenses 3                     0.37%    0.62%    0.41%        0.49%      0.39%       0.64%
                                           -----    -----    -----        -----      -----       -----
Total Fund Operating Expenses              0.77%    1.02%    1.01%        1.09%      1.14%       1.39%

         The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The table reflects the current fees for the Funds. The Management Fees are based on the maximum allowable under the Investment Advisory Agreements. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING SUMMARY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1 A Participating Organization (as defined in this Prospectus) or a Bank (as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Shares.")

2 The Company has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to which a Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund ("distribution fees"). Currently, however, no such amounts will be paid under the Plan by any of the Funds. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plan.

3 The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which a Fund is authorized to pay banks and other financial institutions which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund ("Shareholder Servicing Fees"). Currently the Company is not paying any such fees under the Services Plan for the T Shares of the Funds; however, it may elect to pay such fees at any time without further notice to shareholders. S Shares currently bear such fees. "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.02% for the Government Fund-T Shares, 1.27% for Government Fund-S Shares, 1.51% for the Income Fund, 1.59% for the Municipal Bond Fund, 1.64% for the Equity Fund-T Shares and 1.64% for Equity-S Shares, if the Company pays the maximum under the Services Plan.

EXAMPLE
You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) 5% annual return and (2) redemption at the end of each time period:
                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                   ------     -------      -------     --------

  Government Fund T Shares           $8         $25          $43           $95
  Government Fund S Shares          $10         $32          $56          $125
  Income Fund                       $10         $32          $56          $124
  Municipal Bond Fund               $11         $35          $60          $133
  Equity Fund - T Shares            $12         $36          $63          $139
  Equity Fund - S Shares            $14         $44          $76          $167

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds.

                                                                      AGGRESSIVE
                                                          BALANCED       GROWTH         LIMITED TERM
                                                          FUND            FUND              FUND
SHAREHOLDER TRANSACTION EXPENSES 1
      Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)                0.00%          0.00%             0.00%
      Maximum Sales Load Imposed on Reinvested
        Dividends (as a percentage of offering price)      0.00%          0.00%             0.00%
      Deferred Sales Load (as a percentage of
        original purchase price or redemption
        proceeds, as applicable)                           0.00%          0.00%             0.00%
      Redemption Fees (as a percentage of amount
        redeemed, if applicable)                           0.00%          0.00%             0.00%
      Exchange Fee                                        $0.00          $0.00             $0.00


                                       7

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                            0.75%          0.95%             0.60%
12b-1 Fees 2                                               0.00%          0.00%             0.00%
Other Expenses
      Shareholder Servicing Fees                           0.00%          0.00%             0.00%
      Administrative Fees                                  0.26%          0.26%             0.26%
      Other Expenses                                       0.35%          0.23%             0.20%
                                                           -----          -----             -----
Total Other Expenses 3                                     0.61%          0.49%             0.46%
                                                           -----          -----             -----
Total Fund Operating Expenses                              1.36%          1.44%             1.06%

         The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The table reflects the current fees for the Funds. The Management Fees are based on the maximum allowable under the Investment Advisory Agreements. From time to time, the Fund's Advisor may voluntarily waive the Management Fees and/or absorb certain expenses for a Fund or class of Shares of a Fund. See "MANAGEMENT OF THE FUND" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING SUMMARY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

1 A Participating Organization (as defined in this Prospectus) or a Bank (as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Shares.")

2 The Company has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to which a Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund. Currently, however, no fees will be paid under the Plan by any of the Funds. Shareholders will be given at least 30 days' notice prior to the payment of any increased fees under the Plan.

3 The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which a Fund is authorized to pay banks and other financial institutions which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund ("Shareholder Servicing Fees"). Currently the Company is not paying any such fees under the Services Plan for the Funds; however, it may elect to pay such fees at any time without further notice to shareholders. "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.86% for the Balanced Fund, 1.94% for the Aggressive Growth Fund, and 1.56% for the Limited Term Fund, if the Company pays the maximum under the Service Plan.

EXAMPLE

You would pay the following expenses on a $1,000 investment in each Fund assuming, (1) 5% annual return and (2) redemption at the end of each time period:

                           1 YEAR       3 YEARS        5 YEARS         10 YEARS
                           ------       -------        -------         --------

Balanced Fund                $14          $43            $74             $164
Aggressive Growth Fund       $15          $46            $79             $172
Limited Term Bond Fund       $11          $34            $58             $129


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers. Please refer to "MANAGEMENT AND FEES" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds.

                       INVESTMENT OBJECTIVES, POLICIES AND
                            RISK FACTORS OF THE FUNDS

         Each Fund has its own investment objective and policies, which are described below. There is no assurance that a Fund will be successful in achieving its investment objective. The investment objective of each Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of a Fund (as described in the Statement of Additional Information). The other policies of a Fund may be changed without a vote of the holders of a majority of Shares unless (1)the policy is expressly deemed to be a fundamental policy of the Fund or (2)the policy is expressly deemed to be changeable only by such majority vote.

GOVERNMENT ASSETS FUND

         The investment objective of the Government Fund is to seek current income consistent with maintaining liquidity and stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per Share.

         The Government Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations") which have remaining maturities of 397calendar days (thirteen months) or less, and in repurchase agreements with respect to U.S. Government Obligations. The short-term U.S. Government Obligations in the Fund's portfolio will differ only in their interest rates, maturities and times of issuance. The dollar-weighted average maturity of the obligations held by the Government Fund will not exceed 90days.

INCOME FUND

         The investment objective of the Income Fund is to seek current income, consistent with the preservation of capital. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

         Under normal conditions, the Income Fund will invest substantially all, but in no event less than 65%, of the value of its total assets in fixed income securities rated within the three highest rating categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, found by the Advisor to be of comparable quality. Such securities will include but not be limited to, corporate debt securities
(including notes, bonds and debentures), U.S. Government Obligations and mortgage-related securities, variable and floating rate notes, taxable municipal bonds, asset backed securities, high quality money market instruments (commercial paper, certificates of deposit and bankers' acceptances), variable amount master demand notes, leasing instruments and trust certificates. In addition, the Income Fund may engage in certain loans of portfolio securities, repurchase agreements and reverse repurchase agreements and futures and options. The Income Fund may also invest in securities of other investment companies and in other investment portfolios advised by IMG. The Income Fund expects to maintain a dollar-weighted average portfolio maturity of four to ten years.

         The Income Fund expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance. The Income Fund will invest in such corporate debt securities only if they are rated within the five highest rating categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, found by the Advisor to be of comparable quality. Securities rated in the fourth highest rating category have speculative characteristics, even though they are of investment-grade quality. Up to 25% of the Income Fund's total assets could be invested in securities rated in the fifth highest rating category, which are considered below-Investment Grade securities (commonly known as "junk bonds"). See "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information for information concerning risks associated with investing in below investment grade bonds. Currently, the Fund does not expect to invest in (i) securities rated lower than "Ba" by Moody's or "BB" by S&P, Fitch, D&P, or of similar quality by another NRSRO; and (ii) unrated debt securities of similar quality. Securities of "BBB/Baa" or lower quality may have speculative characteristics and poor credit protection. The rating services' descriptions of the below- Investment Grade securities ratings categories in which the Income Fund may invest are as follows:

         Moody's Investors Services, Inc., Bond Ratings: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Standard and Poor's Corporation Bond Ratings: Debt rated, "BB", "B", "CCC", and "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Fitch Investors Services, Inc., Bond Ratings: Bonds which are rated "BB" are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

         Duff & Phelps, Inc., Long Term Ratings: Bonds which are rated "BB+", "BB", and "BB-", are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         The respective rating services apply classifications in each rating category to indicate the security's ranking within the category. The Income Fund may invest in securities within any of the classifications in a category. For a description of the rating symbols of certain NRSROs, see the Appendix to the Statement of Additional Information.

         Subject to the foregoing limitations, the Income Fund may invest in U.S. dollar-denominated international certificates of deposit, banker's acceptances and foreign fixed income issues for which the primary trading market is in the United States ("Yankee Obligations").

         The Income Fund will purchase commercial paper rated at the time of purchase within the two highest rating categories by an NRSRO or, if not rated, found by IMG to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of these ratings.

         For temporary defensive purposes, the Income Fund may invest all or any portion of its assets in the money market instruments and repurchase agreements described above when, in the opinion of the Advisor, it is in the best interests of the Fund to do so.

MUNICIPAL BOND FUND

         The Municipal Bond Fund seeks to produce current income, consistent with the preservation of capital, that is exempt from federal income taxes to the extent described below. The Municipal Bond Fund invests primarily in a diversified portfolio of tax-exempt fixed income securities.

         As a fundamental policy, under normal market conditions at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of obligations (such as bonds, notes, and debentures) issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from regular federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities"). It should be noted that interest on such bonds will nonetheless be part of an adjustment to the alternative minimum taxable income for purposes of the alternative minimum tax imposed on corporations as well as the environmental tax imposed on corporations under Section 59A of the Internal Revenue Code of 1986, as amended. Under normal market conditions, the Municipal Bond Fund will invest in Municipal Securities that have a stated or remaining maturity of 25 years or less or in Municipal Securities with a stated or remaining maturity in excess of 25 years if such securities have an unconditional put to sell or redeem the securities within 25 years from the date of purchase. The Municipal Bond Fund expects to maintain a dollar-weighted average portfolio maturity of four to ten years.

         Under normal market conditions, the Municipal Bond Fund may invest up to 20% of its net assets in obligations the interest on which is either subject to regular federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). At times, the Advisor may determine that, because of unstable conditions in the markets for Municipal Securities, pursuing the Municipal Bond Fund's basic investment strategies is inconsistent with the best interests of the Shareholders of the Municipal Bond Fund. At such times, the Advisor may use temporary defensive strategies differing from those designed to achieve the Municipal Bond Fund's investment objective, by increasing the Municipal Bond Fund's holdings in

Taxable Obligations to over 20% of the Municipal Bond Fund's total assets and by holding uninvested cash reserves pending investment. Taxable Obligations may include U.S. Government Obligations (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, and bankers' acceptances of selected banks, and commercial paper meeting the Municipal Bond Fund's quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

         The Municipal Bond Fund may also invest in private activity bonds. Interest on private activity bonds is exempt from the regular federal income tax only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Even if private activity bonds so qualify, interest on private activity bonds may be subject to the alternative minimum tax, and, in the case of corporate investors, to the environmental tax under Code Section 59A. However, private activity bonds will only be considered Municipal Securities for the purposes of this Prospectus if the interest thereon is not an item of tax preference for individuals. For additional information on the federal alternative minimum tax, see "DIVIDENDS AND TAXES."

         The Municipal Bond Fund invests in Municipal Securities that are rated within the five highest rating categories at the time of purchase by an NRSRO in the case of bonds and rated within the two highest rating categories in the case of notes, tax-exempt commercial paper, and variable rate demand obligations. The respective rating services apply classifications in each rating category to indicate the security's ranking within the category. The Municipal Bond Fund may invest in securities within any of the classifications in a category. Securities rated in the fourth highest rating category have speculative characteristics, even though they are of investment-grade quality. Up to 25% of the Municipal Bond Fund's total assets could be invested in securities rated in the fifth highest rating category, which are considered below-Investment Grade securities (commonly known as "junk bonds"). Currently, the Fund does not expect to invest in (i) securities rated lower than "Ba" by Moody's or "BB" by S&P, Fitch, D&P, or of similar quality by another NRSRO; and (ii) unrated debt securities of similar quality. Securities of "BBB/Baa" or lower quality may have speculative characteristics and poor credit protection. The rating services' descriptions of the below- Investment Grade securities ratings categories in which the Municipal Bond Fund may invest are described above with respect to the Income Fund. See "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information for information concerning risks associated with investing in below investment grade bonds.

         The Fund may also invest up to 10% of the Municipal Bond Fund's total assets in Municipal Securities that are unrated at the time of purchase but are determined to be of comparable quality by the Advisor pursuant to guidelines approved by the Fund's Board of Directors. Municipal Securities may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the Municipal Securities. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information.

         The two principal classifications of Municipal Securities that may be held by the Municipal Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal Securities in which the Municipal Bond Fund may invest may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issue.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Municipal Bond Fund, the Advisor, nor legal counsel to either will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

         The Municipal Bond Fund does not intend to invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Advisor. To the extent that the Municipal Bond Fund's assets are concentrated in Municipal Securities that are so related, the Municipal Bond Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Municipal Bond Fund's assets were not so concentrated.

         Municipal Securities purchased by the Municipal Bond Fund may include rated and unrated variable and floating rate tax-exempt notes. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Municipal Bond Fund will approximate their par value. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of the Municipal Bond Fund's net assets only if such notes are subject to a demand feature that will require payment of the principal within seven days after demand by the Municipal Bond Fund.

         The Municipal Bond Fund may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of its temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes. Master demand notes are direct lending arrangements between the Municipal Bond Fund and the issuer of such notes. Master demand notes are callable on demand by the Municipal Bond Fund, but are not marketable to third parties. The quality of master demand notes will be reviewed by the Advisor at least quarterly, which review will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Municipal Bond Fund set forth above for commercial paper.

EQUITY FUND

         The investment objective of the Equity Fund is long term capital appreciation. The Equity Fund will invest primarily in equity securities of mainly large capitalization companies with strong earnings potential and will strive for high over-all return while minimizing risk through the selection of a majority of quality dividend paying equity securities.

         Under normal market conditions, the Equity Fund will invest substantially all, but in no event less than 75%, of its total assets in equity securities, which are defined as common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The remainder of the Equity Fund's assets may be invested in U.S. Government Obligations and repurchase agreements with respect thereto. The Equity Fund may also use call options on equity securities, as described below. Because the market value of fixed income securities, such as U.S. Government Obligations, can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

         The Equity Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. In addition, the Equity Fund may invest, without limit, in any combination of U.S. Government Obligations, money market instruments and repurchase agreements referred to above when, in the opinion of the Advisor, it is determined that a temporary defensive position is warranted based upon current market conditions. The Equity Fund may also invest in securities of other investment companies including the other investment portfolios advised by IMG, as described more fully under "Other Investment Policies."

         Subject to the foregoing limitations, the Equity Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs"). Ownership of unsponsored ADRs may not entitle the Equity Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. For additional information regarding the special risks associated with investments in foreign securities, see "FOREIGN INVESTMENTS" in the Statement of Additional Information.

BALANCED FUND

         The investment objective of the Balanced Fund is to seek long-term growth of capital and income. The Balanced Fund will invest in a diversified portfolio of equity securities and fixed income securities. The investment manager will allocate holdings within established ranges to best take advantage of economic conditions, general market trends, interest rate levels, and changes in fiscal and monetary policies.

         To the extent that the Balanced Fund invests in equity securities, it will invest in equity securities which consist of common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. Under normal market conditions, the Balanced Fund may invest up to 75% of its total assets in equity securities. The Balanced Fund may also invest in foreign securities through the purchase of ADR's.

         Under normal conditions, the Balanced Fund will invest at least 25%, of the value of its total assets in fixed income senior securities. Such securities will include but not be limited to, corporate debt securities (including notes, bonds and debentures), U.S. Government Obligations, mortgage-related securities, high quality money market instruments (commercial paper, certificates of deposit and bankers' acceptances), variable amount master demand notes, variable and floating rate notes, taxable municipal bonds, leasing instruments and trust certificates and asset backed securities. In addition, the Balanced Fund may engage in certain loans of portfolio securities, repurchase agreements and reverse repurchase agreements and futures and options. The Balanced Fund may also invest in securities of other investment companies and in other investment portfolios advised by IMG. The Balanced Fund expects to maintain a dollar-weighted average portfolio maturity of four to ten years on the fixed income portion of the portfolio.

         The Balanced Fund expects to invest in bonds, notes and debentures of a wide range of U.S. Corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance. The Balanced Fund will invest in such corporate debt securities only if they are rated within the five highest rating categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, found by the Advisor to be of comparable quality. Securities rated in the fourth highest rating category have speculative characteristics, even though they are of investment-grade quality. Up to 25% of the Balanced Fund's total assets could be invested in securities rated in the fifth highest rating category, which are considered below-Investment Grade securities (commonly known as "junk bonds"). See "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information for information concerning risks associated with investing in below investment grade bonds. Currently, the Fund does not expect to invest in (i) securities rated lower than "Ba" by Moody's or "BB" by S&P, Fitch, D&P, or of similar quality by another NRSRO; and (ii) unrated debt securities of similar quality. Securities of "BBB/Baa" or lower quality may have speculative characteristics and poor credit protection. The rating services' descriptions of the below- Investment Grade securities ratings categories in which the Income Fund may invest are described above with respect to the Income Fund.

         The respective rating services apply classifications in each rating category to indicate the security's ranking within the category. The Balanced Fund may invest in securities within any of the classifications in a category. For a description of the rating symbols of certain NRSROs, see the Appendix to the Statement of Additional Information.

         Under normal market conditions the Balanced Fund will invest at least 25% of its total assets in fixed income senior securities. In addition, the Balanced Fund may invest, without limit, in any combination of U.S. Government Obligations, money market instruments and repurchase agreements when, in the opinion of the Advisor, it is determined that a temporary defensive position is warranted based upon current market conditions.

AGGRESSIVE GROWTH FUND

         The investment objective of the Aggressive Growth Fund is long-term capital growth. The Aggressive Growth Fund will invest primarily in equity securities of small, medium and large capitalization companies that exhibit a strong potential for price appreciation relative to the general equity markets. Dividend income is not a factor in selecting investment securities.

         The Aggressive Growth Fund may invest in equity securities which consist of common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks.

         The manager will consider numerous factors in a company, among them: quality of management over time, the company's leadership in its field, distinctive marketing capabilities, return on equity over the past 3-5 years, cash flows, debt levels, and earnings growth. The Fund will seek positions in high growth industries, firms with products in niche markets, and stocks which are perceived to be temporarily undervalued. Positions may be accumulated in industry sectors or firms which are felt to be particularly attractive; positions may be decreased or eliminated in industry sectors or firms which are less attractive.

         The Aggressive Growth Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. In addition, the Aggressive Growth Fund may invest, without limit, in any combination of U.S. Government Obligations, money market instruments and repurchase agreements when, in the opinion of the Advisor, it is determined that a temporary defensive position is warranted based upon current market conditions. The Aggressive Growth Fund may also invest in securities of other investment companies including the other investment portfolios advised by the Advisor, as described more fully under "Other Investment Policies."

         Subject to the foregoing limitations, the Aggressive Growth Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs"). Ownership of unsponsored ADRs may not entitle the Aggressive Growth Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. DOMESTIC issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. For additional information regarding the special risks associated with investments in foreign securities, see "FOREIGN INVESTMENTS" in the Statement of Additional Information.

LIMITED TERM BOND FUND

         The investment objective of the Limited Term Fund is to seek total return from a portfolio of limited term fixed income securities. Total return includes a combination of interest income from the Fund's underlying fixed income securities, appreciation or depreciation in the value of these fixed income securities and gains or losses realized upon the sale of such securities. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities provides an opportunity for appreciation when interest rates decline and depreciation when interest rates rise. It is anticipated that the Fund will place primary emphasis on capital appreciation as well as capital preservation through periodic adjustment of the average maturity or duration of the Fund's portfolio through securities selection, maturity structure and sector allocation, with the level of current income being a secondary consideration and that investments will be made without regard to tax ramifications.

         Under normal conditions, the Limited Term Fund will invest substa ntially all of the value of its total assets in fixed income securities rated within the five highest rating categories at the time of purchase by a NRSRO or, if unrated, found by the Advisor to be of comparable quality. Such securities will include but not be limited to, corporate debt securities (including notes, bonds and debentures), U.S. Government Obligations, mortgage-related securities, high quality money market instruments (commercial paper, certificates of deposit and bankers' acceptances), variable amount master demand notes, variable and floating rate notes, taxable municipal bonds, leasing instruments and trust certificates and asset backed securities.

         The Limited Term Fund expects to invest in bonds, notes and debentures of a wide range of U.S. Corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance. The Limited Term Fund will invest in such corporate debt securities only if they are rated within the five highest rating categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, found by IMG to be of comparable quality. Securities rated in the fourth highest rating category have speculative characteristics, even though they are of investment-grade quality. Up to 25% of the Limited Term Fund's total assets could be invested in securities rated in the fifth highest rating category, which are considered below-Investment Grade securities (commonly known as "junk bonds"). See "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information for information concerning risks associated with investing in below investment grade bonds. Currently, the Fund does not expect to invest in (i) securities rated lower than "Ba" by Moody's or "BB" by S&P, Fitch, D&P, or of similar quality by another NRSRO; and (ii) unrated debt securities of similar quality. Securities of "BBB/Baa" or lower quality may have speculative characteristics and poor credit protection. The rating services' descriptions of the below- Investment Grade securities ratings categories in which the Income Fund may invest are described above with respect to the Income Fund.

         The respective rating services apply classifications in each rating category to indicate the security's ranking within the category. The Limited Term Fund may invest in securities within any of the classifications in a category. For a description of the rating symbols of certain NRSROs, see the Appendix to the Statement of Additional Information.

         In addition, the Limited Term Fund may engage in certain loans of portfolio securities, repurchase agreements and reverse repurchase agreements and futures and options. The Limited Term Fund may also invest in securities of other investment companies and in other investment portfolios advised by IMG, as described more fully under "Other Investment Policies." The Limited Term Bond Fund expects to maintain a dollar-weighted average portfolio maturity of one to four years. The Limited Term Bond Fund, unlike the Income Fund, may invest in Treasury Zero Coupon securities but it will not invest more than 10% of its total assets in such securities.

U.S. GOVERNMENT OBLIGATIONS

         The types of U.S. Government Obligations invested in by a Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when IMG believes that the credit risk with respect thereto is minimal. The U.S. Government does not guarantee the market value of any security; therefore, the market value of the U.S. Government Obligations in a Fund's portfolio and of the Shares of a Fund can be expected to fluctuate as interest rates change.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

         Mortgage-related securities in which each of the Income Fund, the Limited Term Bond Fund, the Balanced Fund and the Municipal Bond Fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies (such as the Government National Mortgage Association) and government-related organizations (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), as well as by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies). Collateralized mortgage obligations structured as pools of mortgage pass-through certificates or mortgage loans ("CMOs") will be purchased only if they meet the rating requirements set forth above with respect to each of the Income Fund, Limited Term Bond Fund, the Balanced Fund and the Municipal Bond Fund's investments in debt securities of U.S. Corporations. For additional information on the Income Fund, Limited Term Bond Fund, the Balanced Fund and the Municipal Bond Fund investments in mortgage-related securities, see the Statement of Additional Information.

         Although certain mortgage-related securities may be guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Thus, for example, if the Funds purchase a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since, in periods of declining interest rates, the mortgages underlying the securities are prone to prepayment. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to the Fund(s). In addition, regular payments received in respect to mortgage-related securities include both interest and principal. No assurance can be given to the return the Fund(s) will receive when these amounts are reinvested.

         Asset-backed securities (unrelated to first mortgage loans) in which the Income Funds may invest represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARSSM") and unsecured (such as Credit Card Receivable Securities or "CARDSSM"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.
Asset-backed securities will be purchased only if they meet the rating requirements set forth above with respect to the Income Fund, the Limited Term Bond Fund, the Balanced Fund and the Municipal Bond Fund's investments in debt securities of U.S. Corporations.

         Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs or enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Income Fund, the Limited Term Bond Fund, the Balanced Fund and the Municipal Bond Fund may invest in other asset-backed securities that may be developed in the future.

         Issuers of mortgage-backed and asset-backed securities often issue one or more classes of which one (the "Residual") is in the nature of equity. The Income Fund, the Limited Term Bond Fund or the Balanced Fund will not invest in any Residual.

REPURCHASE AGREEMENTS

         Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the Advisor deems creditworthy under guidelines approved by the Company's Board of Directors. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality although, for the Government Fund, not subject to the same maturity requirements as those in which a Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by IMG. In addition, securities subject to a repurchase agreement will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by a Fund were delayed pending court action. Repurchase agreements are considered to be loans collateralized by the underlying security under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid high grade debt securities, such as U.S. Government Obligations, consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

FUTURES CONTRACTS AND RELATED OPTIONS

         The Funds may invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Commission and thus will engage in such transactions solely for bona fide hedging purposes to manage risk associated with various portfolio securities and not for speculative purposes. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect a Fund from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified securities.

         The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. The Funds will not purchase or sell futures contracts (or related options thereon) if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Fund on its open futures and options positions, exceeds 5% of the liquidation value of the Fund after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered.

CALL OPTIONS

         The Equity Fund, the Balanced Fund and the Aggressive Growth Fund may write covered call options on securities owned by the Fund. Such instruments may also be referred to as equity derivatives. Derivatives generally are instruments whose value is derived from or related to the value of some other instrument, asset or specified benchmark, such as a specific stock or stock index. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. When a Fund writes a covered call option and such option is exercised, it will forgo the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund may enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund may effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal conditions, it is not expected that these Funds would permit the underlying value of their portfolio securities subject to such options to exceed 15% of net assets.

PUTABLE SECURITIES

         The Income Fund, the Limited Term Bond Fund, the Balanced Fund and the Municipal Bond Fund may acquire puts with respect to fixed income securities or Municipal Securities as described above. Under a put, a Fund would have the right to sell or redeem a specified security at a certain time or within a certain period of time at a specified price. The security is sold to a third party or redeemed by the issuer as provided contractually. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity. The Funds may acquire putable securities to facilitate portfolio liquidity, shorten the maturity of the underlying security, or to permit the investment of funds at a more favorable rate of return. The price of a putable security may be higher than the price which otherwise would be paid for the security without such put feature, thereby increasing the security's cost and reducing its yield. The time remaining to the put date will apply for purposes of determining the maximum maturity of such securities.

LENDING OF PORTFOLIO SECURITIES

         From time to time in order to generate additional income, a Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions. During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by a Fund or the borrower at any time.

         A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Company and which IMG has determined are creditworthy under guidelines established by the Company's Board of Directors. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, a Fund will receive 100% collateral on loaned securities in the form of cash or U.S. Government Obligations. This collateral will be valued daily by IMG and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although each of the Funds does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to 15% of the value of the Fund's total assets. Fees earned by the Municipal Bond Fund from lending its securities will constitute taxable income to the Fund which, when distributed to shareholders, will likewise generally be treated as taxable income.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

         A Fund may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account.
Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss a price or yield considered to be advantageous.

         The Income Fund's, the Limited Term Bond Fund's, the Municipal Bond Fund's and the Government Fund's commitments to purchase when-issued securities will not exceed 25%, and the Equity Fund's, the Balanced Fund's and the Aggressive Growth Fund's commitments will not exceed 5%, of the value of its total assets absent unusual market conditions. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

OTHER INVESTMENT POLICIES

         Each of the Funds, except the Government Fund, may also invest up to 5% of its total assets in another investment company, including the Government Fund, not to exceed 10% of the value of its total assets in the securities of other investment companies. In order to avoid the imposition of additional fees as a result of investing in Shares of the Government Fund, the Advisor and the Administrator (see "MANAGEMENT OF THE COMPANY--Investment Adviser", "MANAGEMENT OF THE COMPANY--Administrator and Distributor") will waive any portion of their usual service fees from that Fund that are attributable to investments therein by another Fund. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in mutual funds other than the Funds. Additional restrictions on a Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

         A Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of such a Fund (as defined in the Statement of Additional Information).

         Each of the Income Fund, the Municipal Bond Fund, the Equity Fund, the Balanced Fund, the Aggressive Growth Fund and the Limited Term Bond Fund will not:

                  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

         Each of the Income Fund, the Equity Fund, the Balanced Fund, the Aggressive Growth Fund and the Limited Term Bond Fund will not:

                  1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that
         (a)there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b)wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c)utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         The Municipal Bond Fund will not:

                  1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that
         (a)there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b)there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c)wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d)utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                  2. Write or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may acquire puts with respect to Municipal Obligations in its portfolio and sell those puts in conjunction with a sale of those Municipal Obligations.

         Each of the Funds will not:

                  1. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                  2. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Funds' Statement of Additional Information.

                               VALUATION OF SHARES

         The net asset value of each of the Funds, except the Government Fund, is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 3:00p.m. Central Time) on each Business Day. The net asset value of the Government Fund is determined and its Shares are priced as of 11:00 a.m. Central Time ("Valuation Times"). As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares.

         For the Income Fund, the Municipal Bond Fund, the Equity Fund, The Balanced Fund, the Aggressive Growth Fund and the Limited Term Bond Fund (the "Variable NAV Funds"), the net asset value per share will fluctuate as the value of each of the Variable NAV Fund's investment portfolio changes.

         The securities in the Variable NAV Funds will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Directors believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

         The assets in the Government Fund are valued based upon the amortized cost method, which the Directors of the Company believe fairly reflects the market-based net asset value per Share. Pursuant to rules and regulations of the Commission regarding the use of the amortized cost method, the Government Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Company seeks to maintain the Government Fund's net asset value per share at $1.00, there can be no assurance that the net asset value will not vary.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

         Shares of the Funds are sold on a continuous basis by the Company's Distributor, BISYS Fund Services, Inc. The principal office of the distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Funds at (800)798-1819.

PURCHASES OF SHARES

         Shares of the Funds are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. The minimum investment is generally $1,000 for the initial purchase of Shares and $50 for subsequent purchases. For purchases that are made in connection with 401(k) plans, 403(b) plans and other similar plans or payroll deduction plans, the minimum investment amount for initial and subsequent purchases is $25. In the case of such retirement plan investments, the minimum purchase amounts are not restricted to the purchase of Shares of one Fund. Thus, the $25 minimum amount may be spread among any of the Funds. (But, see "HOW TO PURCHASE AND REDEEM SHARES--Auto Invest Plan" below for minimum investment requirements under the Auto Invest Plan).

         Purchasers of Shares of the Funds will pay the next calculated net asset value per Share after the Distributor's receipt of an order to purchase Shares in good form ("public offering price") (see "HOW TO PURCHASE AND REDEEM SHARES" below).

         In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Funds by the Valuation Time. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

PURCHASES BY MAIL

         To purchase Shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the appropriate Fund to:

                             IMG Mutual Funds, Inc.
                                2203 Grand Avenue
                           Des Moines, Iowa 50312-5338

         An Account  Application  form can be  obtained  by calling the Funds at
(800)798-1819. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check payable to a Fund, to the above address.

PURCHASES BY TELEPHONE

         Shares  of  a  Fund  may  be   purchased   by  calling   the  Funds  at
(800)798-1819, if your Account Application has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Funds at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

OTHER INFORMATION REGARDING PURCHASES

         Shares may also be purchased through selected financial services firms such as broker-dealer firms and banks ("Firms"). Shares of a Funds sold to the Firms acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Firms. With respect to Shares sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof by the Fund's custodian within the settlement requirements defined in the Securities Exchange Act of 1934. If payment is not received within the prescribed time periods or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. Any questions regarding current settlement requirements or electronic payment instructions should be directed to the Funds at (800) 798-1819.

         Purchases of Shares in a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). The public offering price of the Variable NAV Funds will be the net asset value per Share (see "VALUATION OF SHARES") as determined on the Business Day the order is received by the Distributor, but only if the Distributor receives the order by the Valuation Time. Otherwise, the price will be determined as of the Valuation Time on the next Business Day. In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

         Firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. They may arrange with their clients for other investment or administrative services. Such Firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's yield or return. Firms may also hold Fund shares positions in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firms. Some of the Firms may receive compensation from the Fund's Shareholder Service Agent for recordkeeping and other expenses related to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such Firms' material regarding their fees and services. Shareholders should also consider that certain Firms may offer services which may not be available directly from the Fund.

         Shares of the Government Fund are purchased at the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order to purchase Shares. An order to purchase Shares of the Government Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Funds' custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of the Government Fund which is transmitted by federal funds wire will be available the same day for investment by the Funds' custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Government Fund strongly recommends that investors of substantial amounts use federal funds to purchase Shares.

         An order received prior to a Valuation Time on any Business Day for the Government Fund will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of the Government Fund. Shares purchased before 11:00 a.m., Central Time, begin earning dividends on the same Business Day. Shares purchased after 11:00 a.m., Central Time, begin earning dividends on the next Business Day. All Shares of the Government Fund continue to earn dividends through the day before their redemption.

         Depending upon the terms of the particular Customer account, a Bank may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Bank. This Prospectus should be read in conjunction with any such information so received from a Bank.

         The Company reserves the right to reject any order for the purchase of a Fund's Shares in whole or in part including purchases made with foreign and third party checks.

         Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of a Fund owned by the Shareholder. Sending confirmations for purchases and redemptions of Shares held by a Bank on behalf of its Customer will be the responsibility of the Bank. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Funds will not be issued.

         The Distributor, at its expense, will also provide other compensation to dealers in connection with sales of Shares of a Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of Shares. Compensation will also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1)vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations;
(2)tickets for entertainment events (such as concerts, cruises and sporting events) and (3)merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their Shareholders.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         An IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

         All  IRA  distribution   requests  must  be  made  in  writing  to  the
Distributor. Any additional deposits to an IRA must distinguish the type and year of the contribution.

         For more information on an IRA call the Funds at (800) 798-1819. Investment in Shares of the Municipal Bond Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

         The Auto Invest Plan enables Shareholders of the Funds to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent or Sub-Transfer Agent will deduct the amount specified from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments in a Fund is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application which can be acquired by calling (800) 798-1819. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

EXCHANGE PRIVILEGE

         The Funds offer an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of the other Funds. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. Share exchanges will only be permitted where the Shares to be acquired may legally be sold in the investor's state of residence. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling the Funds at (800) 798-1819 or by providing written instructions to the Funds. An investor should consult the Funds for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the exchange request to the Funds at the address listed under "HOW TO PURCHASE AND REDEEM SHARES--Redemption By Mail." The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Distributor by the Valuation Time, on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. Shareholders wishing to make use of the Funds' exchange program must so indicate on the Account Application.

         This option will be suspended for a period of 30 days following a telephonic address change.

AUTO EXCHANGE

         Auto Exchange enables Shareholders to make regular, automatic withdrawals from the Government Fund and use those proceeds to benefit from dollar-cost averaging by automatically making purchases of shares of another Fund. With shareholder authorization, the Company's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's Government Fund account and will automatically invest that amount in the Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Government Fund account and maintain a minimum account balance of $1,000. To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Application Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the IMG Mutual Funds, Inc., 2203 Grand Avenue, Des Moines, IA 50312-5338. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

         Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request in good order. Redemptions may ordinarily be requested by mail or by telephone.

         All or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

REDEMPTION BY MAIL

         A written request for redemption must be received by the Funds in order to honor the request. The Funds' address is: IMG Mutual Funds, Inc., 2203 Grand Avenue, Des Moines, IA 50312-5338. The Transfer Agent or Sub-Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent or Sub-Transfer Agent reserves the right to reject any signature guarantee if (1)it has reason to believe that the signature is not genuine, (2)it has reason to believe that the transaction would otherwise be improper, or (3)the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1)the redemption check is payable to the Shareholder(s)of record and (2)the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Application. There is no charge for having redemption requests mailed to a designated bank account.

         If the Company receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Company cannot execute the order. In such cases, the Company will request the missing information and process the order on the day such information is received.

REDEMPTION BY TELEPHONE

         Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Application. Electronic payment requests may be made by the Shareholder by telephone to the Funds at (800) 798-1819. For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, will vary depending on the receiving institution for each wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Mail". Neither the Distributor, the Transfer Agent, the Sub-Transfer Agent, the Advisor nor the Company will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account.

         This option will be suspended for a period of 30 days following a telephonic address change.

REDEMPTION BY CHECK

         Free check writing is available for the Government Fund. With this service, a Shareholder may write up to five checks a month in amounts of $250 or more. To establish this service and to obtain checks at the time the account is opened, a Shareholder must complete the Signature Card section of the Account Application Form. To establish this service and obtain checks after opening an account in the Government Fund, the Shareholder must contact the Funds by telephone or mail to obtain an Account Application Form and complete and return the signature card. A Shareholder will receive the dividends and distributions declared on the Shares to be redeemed up to the day that a check is presented for payment. Upon 30 days' prior written notice to Shareholders, the check writing privilege may be modified or terminated. An investor may not close a Fund account by writing a check.

AUTO WITHDRAWAL PLAN

         The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent or Sub-Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 798-1819 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change the Auto Withdrawal instructions the request must be made in writing to the Distributor.

DIRECTED DIVIDEND OPTION

         A Shareholder may elect to have all income dividends and capital gains distributions paid by check or reinvested in any of the Company's other Funds, (provided the other Fund is maintained at the minimum required balance).

         The Directed Dividend Option may be modified or terminated by the Company at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in an IRA.

PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within the settlement requirements defined in the Securities Exchange Act of 1934 after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Company will attempt to honor requests from Shareholders for (a)same day payments upon redemption of Government Fund Shares if the request for redemption is received by the Distributor before 11:00 a.m. Central Time on a Business Day or, if the request for redemption is received after 11:00 a.m. Central Time, to honor requests for payment on the next Business Day, or (b)next day payments upon redemption of the Variable NAV Funds if received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, a Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 10 days or more. A Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Funds reserve the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account of such Shareholder has a value of less than $500. Before the Funds exercise their right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Company may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.


                               DIVIDENDS AND TAXES


DIVIDENDS

         The Income Fund and Municipal Bond Fund each intend to declare their net investment income monthly as a dividend to Shareholders at the close of business on the day of declaration. The Government Fund intends to declare its net investment income daily as a dividend to Shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly. Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. The Equity Fund, the Balanced Fund, the Aggressive Growth Fund and the Limited Term Bond Fund intend to declare their net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the ex-dividend date, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at 2203 Grand Avenue, Des Moines, IA 50312-5338, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent or Sub-Transfer Agent. Dividends are paid in cash not later than seven business days after a Shareholder's complete redemption of his or her Shares.

         If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

         The following discussion is intended for general information only. Investors should consult with their tax adviser as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law.

         Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax.

         Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from regular federal income taxation. However, if tax exempt interest earned by the Fund constitutes an item of tax preference for purposes of the alternative minimum tax, then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference. In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax imposed under Code Sections 55 and 59A, respectively. Only the Municipal Bond Fund is expected to be eligible to designate certain of its dividends as "exempt-interest dividends."

         Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are includible in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

         Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. A portion of the Equity Fund, Balanced Fund and Aggressive Growth Fund's income may consist of dividends paid by U.S. Corporations. Therefore, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. Because no portion of the other Funds' income is expected to consist of dividends paid by U.S. Corporations, no portion of the dividends paid by those Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the Shareholder has held a Fund's Shares. Dividends are generally treated in the same manner whether received in cash or reinvested in additional Fund Shares.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Each year the Funds will notify Shareholders of the tax status of dividends and distributions.

         Investments in securities that are issued at a discount will result each year in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities. Such income generally will, however, have to be distributed to shareholders on a timely basis.

         A portion of the income earned by the Municipal Bond Fund may be taxable rather than tax-exempt. Accordingly, a portion of the dividends paid by the Municipal Bond Fund may be taxable to Shareholders.

         Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a taxable capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. In some cases, Shareholders will not be permitted to take sales charges into account in determining the amount of gain or loss realized on the disposition of their shares.
See "Additional Tax Information" in the Statement of Additional Information.

         Shareholders should be aware that redeeming shares of the Municipal Bond Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

         The Funds may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions for all Funds except the Government Fund), payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. FEDERAL income tax liability.

         Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

         Distributions from all of the Funds may be subject to state and local taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. In certain states, distributions of the Municipal Bond Fund which are derived from interest on obligations of that state or its municipalities or any political subdivisions thereof may be exempt from state and local taxes. Shareholders should consult their tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

                            MANAGEMENT OF THE COMPANY

DIRECTORS OF THE COMPANY

         Under the laws of the State of Maryland, the property, affairs and business of the Company and the Funds are managed by the Board of Directors. The Directors elect officers who are charged with the responsibility for the day-to-day operation of the Funds and the execution of policies formulated by the Directors.

         The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. However, no officer or employee of Investors Management Group, Ltd., AMCORE Financial, Inc., or any of its subsidiaries, or BISYS Fund Services, Inc., receives any compensation from the Company for acting as a Director of the Company. The officers of the Company (see the Statement of Additional Information) receive no compensation directly from the Company for performing the duties of their offices. Investors Management Group receives fees from the Funds for acting as investment adviser, administrator and transfer agent and for providing certain fund accounting services. BISYS Fund Services receives fees from the Funds for acting as distributor and sub-transfer agent.

INVESTMENT ADVISER

         Investors Management Group, Ltd., ("IMG"), manages the investments and business affairs of the Company. IMG a wholly owned subsidiary of AMCORE Financial Inc., is a federally registered Investment Adviser organized in 1982 and located at 2203 Grand Avenue, Des Moines, Iowa. Since then its principal business has been providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of November 30, 1997, IMG had approximately $1.6 billion in equity, fixed income and money market assets under management.

         The following individuals serve as portfolio managers for the Funds and
are  primarily   responsible  for  the  day-to-day   management  of  the  Fund's
portfolios:

GOVERNMENT, INCOME, MUNICIPAL BOND, LIMITED TERM, AND BALANCED FUNDS

         JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. Mr. Lorenzen received his Masters of Business Administration degree from Drake University, Des Moines, Iowa, and his Bachelor of Business Administration from the University of Iowa, Iowa City, Iowa.

         KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University, Des Moines, Iowa, and her Bachelor of Science Degree in Agricultural Engineering from Iowa State University, Ames, Iowa.

         ELIZABETH S. PIERSON, VICE PRESIDENT AND SENIOR FIXED INCOME MANAGER. AMCORE Capital Management, Inc. (or a predecessor) since 1984 when she began her investment career. AMCORE Capital Management, Inc., was merged with IMG in December 1997. She has a B.S. degree from the University of Illinois, Champaign-Urbana and is a Chartered Financial Analyst. She has been responsible for investment management and credit responsibilities in numerous individually managed advisory portfolios. She also manages the fixed securities of the Balanced Fund.

EQUITY, AGGRESSIVE GROWTH, AND BALANCED FUNDS

         DARRELL C. THOMPSON, SENIOR VICE PRESIDENT AND SENIOR EQUITY MANAGER. AMCORE Capital Management, Inc. (or a predecessor) since 1973. AMCORE Capital Management, Inc., was merged with IMG in December 1997. He began his investment career in 1957. He has a B.S. from Southern Illinois University. He has been responsible for investment operations in the Equity Fund since its inception.

         JULIE A. O'ROURKE, VICE PRESIDENT AND EQUITY MANAGER. AMCORE Capital Management, Inc. (or a predecessor) since 1991 where she began her investment career. AMCORE Capital Management, Inc., was merged with IMG in December 1997. She has a B.S. from Rockford College, Rockford, Illinois, and is a Chartered Financial Analyst. Other responsibilities include equity research and equity account management. She is chairperson of the Equity Research Committee. She has the responsibility of managing the equity securities of the Balanced Fund.

         Subject to the general supervision of the Company's Board of Directors and in accordance with a Fund's investment objective and restrictions, IMG manages the investments of a Fund, makes decisions with respect to and places orders for all purchases and sales of a Fund's portfolio securities, and maintains a Fund's records relating to such purchases and sales.

         For the services provided and expenses assumed pursuant to its investment advisory agreement with the Company, IMG receives a fee computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (0.60%) of each of the Income Fund, Limited Term Bond Fund, and the Municipal Bond Fund's average daily net assets, at the annual rate of forty one-hundredths of one percent (0.40%) of the Government Fund's average daily net assets, at the annual rate of seventy-five one-hundredths of one percent (0.75%) of each of the Equity Fund and the Balanced Fund's average daily net assets, and at the annual rate of ninety-five one-hundredths of one percent (0.95%) of the Aggressive Growth Fund's average daily net assets. The investment advisory fees and administrative fees paid by the Income Fund, Municipal Bond Fund, Equity Fund, Balanced Fund, Aggressive Growth Fund and Limited Term Bond Fund, absent fee waivers, are higher than those paid by most other investment companies. IMG may periodically waive all or a portion of its advisory fee or otherwise absorb other expenses to increase the net income of a Fund available for distribution as dividends. IMG may not seek reimbursement of such waived fees at a later date. The waiver or absorption of such fee or expenses will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

ADMINISTRATOR

         IMG is also the administrator for the Funds (the "Administrator"). The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Funds, the Administrator receives a fee computed daily and paid periodically, calculated at an annual rate of twenty-one one-hundreths of one percent (0.21%) of the average daily net assets of the Government Fund and twenty-six one-hundredths of one percent (0.26%) of the average daily net assets for all other Vintage Funds. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of a Fund available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

DISTRIBUTOR

         BISYS Fund Services, Inc., serves as distributor and principal underwriter (the "Distributor") for the Company pursuant to a Distribution Agreement and a Distribution and Shareholder Services Plan. The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

EXPENSES AND PORTFOLIO TRANSACTIONS

         The Advisor and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and general manager and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

         The policy of each of the Funds, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, IMG effects transactions with those brokers and dealers whom IMG believes provide the most favorable prices and are capable of providing efficient executions. If IMG believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or IMG. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to IMG in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to IMG in carrying out its obligations to the Funds.

         Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services. In order to cause the Funds to pay such higher commissions, IMG must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or IMG's overall responsibilities to the Funds. In reaching this determination, IMG will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

DISTRIBUTION PLAN

         Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay or reimburse BISYS Fund Services, Inc., as Distributor, a periodic amount calculated at an annual rate not to exceed twenty-five one hundredths of one percent (0.25%) of the average daily net assets of the Fund. Such amount may be used to pay banks for administrative and shareholder services and to pay broker-dealers and other institutions for similar services, including distribution services (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between BISYS Fund Services, Inc., and the Participating Organization. Under the Plan, a Participating Organization may include BISYS Fund Services, Inc., its subsidiaries and its affiliates.

         As authorized by the Plan, the Distributor has entered into a Rule 12b-1 Agreement with AMCORE Bank pursuant to which AMCORE Bank has agreed to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by AMCORE Bank for the accounts of its Customers and Shares of a Fund purchased and held by Customers of AMCORE Bank directly, including, but not limited to, processing automatic investments of AMCORE Bank's Customer account cash balances in Shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, AMCORE Bank may receive a monthly fee, computed at the annual rate of twenty-five one-hundredths of one percent (.25%) of the average aggregate net asset value of the Shares of the Fund held during the period in Customer accounts for which AMCORE Bank has provided services under this Agreement. The Distributor will be compensated by a Fund in an amount equal to any payments it makes to AMCORE Bank under the Rule 12b-1 Agreement. Currently, it is intended that no such amounts will be paid under the Plan or the Rule 12b-1 Agreement by any of the Funds.

ADMINISTRATIVE SERVICES PLAN

         The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), including AMCORE Financial, Inc. and its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

         As authorized by the Services Plan, the Company has entered into Servicing Agreements with Service Organizations pursuant to which the Service Organization has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i)processing dividend and distribution payments from a Fund on behalf of customers, (ii)providing periodic statements to its customers showing their positions in the Shares; (iii)arranging for bank wires; (iv)responding to routine customer inquiries relating to services performed by the affiliate;
(v)providing sub-accounting with respect to the Shares beneficially owned by the affiliate's customers or the information necessary for sub-accounting; (vi)if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices)to its customers; (vii)aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and
(viii)providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each Fund, has agreed to pay the affiliate a monthly fee, computed at an annual rate of twenty-five one-hundredths of one percent (.25%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the affiliate has provided services under the Servicing Agreement. At present, the Company only pays servicing fees on the S Shares of the Government Fund and the Equity Fund. No servicing fees are paid on the other Vintage Fundsor on the T Shares of the Government Fund and the Equity Fund, although it may begin to do so at any time without further notice to shareholders.

CUSTODIAN

         Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006 (the "Custodian") serves as custodian for the Funds' assets. Pursuant to the Custodian Agreement with the Company, the Custodian receives compensation from each Fund for such services in an amount equal to a designated annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

         IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement for the Funds and receives a fee for such services. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as sub-transfer agent to the Funds through an agreement with the Funds and IMG. IMG also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee for such services. The fees received and the services provided as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent are in addition to those received and paid under the Advisory Agreement and the Administrative Services Agreement. See "MANAGEMENT OF THE COMPANY - Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

                               GENERAL INFORMATION

DESCRIPTION OF THE COMPANY AND ITS SHARES

         The Company is a Maryland corporation organized on November 16, 1994. The Company consists of several Funds organized as separate series of shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors (see "Miscellaneous" below).

         The Government Fund and Equity Fund each offer shares in two separate classes, T Shares and S Shares. The other Vintage Funds offered by this Prospectus are only currently offered in one class, which class bears fees substantially the same as the T Shares offered by the Government Fund and Equity Fund. Shares are offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear their pro rata portion of all operating expenses paid by each Fund. Each class of shares offers different privileges and bears different expenses which may affect performance. T Shares of the Equity Fund and Government Fund will be offered to fiduciary accounts through trust organizations or others providing shareholder services, such as establishing and maintaining accounts and records for their customers who invest in T Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customers' inquiries concerning their investments. Participating Organizations selling or servicing T Shares may receive different compensation with respect to one class over another. All other shareholders of the Equity Fund and Government Fund will be offered S Shares.

         Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series or class except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Company with respect to the election of Directors and ratification of the selection of independent auditors. However, shareholders of a particular Fund will vote as a Fund, and not in the aggregate with other shareholders of the Company, for purposes of approval of that Fund's investment advisory agreement, Plan and Services Plan, except that shareholders of the Government Fund will vote by class on matters relating to that Fund's Plan and Services Plan.

         Under the laws of the State of Maryland, the Company may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, in its discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Company has adopted provisions in its Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

         There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders of the Company may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Directors or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Company's outstanding voting shares.

All consideration received by the Funds for shares of one of the Funds and all assets in which such consideration is invested, belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Fund are treated separately from those of the other Funds.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Funds, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect the interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

PERFORMANCE INFORMATION

         From time to time the Funds may advertise their average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield for each of the Variable NAV Funds will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

         The yield of the Government Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Government Fund is assumed to be reinvested weekly. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         Distribution rates will be computed by dividing the distribution per share made by the Fund over a twelve-month period by the maximum offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

         The Municipal Bond Fund may also present its tax equivalent yield and tax equivalent effective yield which reflect the amount of income subject to federal income taxation that a taxpayer would have to earn in order to obtain the same after-tax income as that derived from the yield and effective yield, respectively, of the Municipal Bond Fund. The tax equivalent yield and tax equivalent effective yield will be significantly higher than the yield and effective yield of the Municipal Bond Fund.

         Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, sales literature and in reports to Shareholders.

         Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by IMG or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted.

         Additional information regarding the investment performance of the Funds is contained in the annual report of the Funds which may be obtained without charge by writing or calling the Funds.

MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors.

         As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to the Fund by the Company's Board of Directors. The Board of Directors may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Directors of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of
(a)67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b)the holders of more than 50% of the outstanding votes of Shareholders of a Fund.

         Inquiries regarding the Funds may be directed in writing to the Funds at 2203 Grand Avenue, Des Moines, Iowa 50312-5338, or by calling toll free (800) 798-1819.

LIQUID ASSETS FUND                                             2203 GRAND AVENUE
                                                      DES MOINES, IA  50312-5338

STATEMENT OF ADDITIONAL INFORMATION                             JANUARY 16, 1998


This statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectuses (dated January 16, 1998). Please retain this Statement for future reference. To obtain the Annual Report or any Prospectus please call the Fund at the number indicated below.

For current yield, purchase and redemption information call.........800-798-1819
 ....................................................................515-244-5426


Table of Contents:

     General Information and History........................................2
     Investment Objectives, Policies and Restrictions.......................2
     Purchases of Fund Shares...............................................4
     The Distributor and Distribution Plan..................................5
      Administrative Services ..............................................6
     Valuing the Fund's Shares..............................................7
     Calculation of Yield...................................................8
     Dividends..............................................................8
     Taxation ..............................................................9
     Management.............................................................9
     Compensation Table....................................................10
     The Investment Advisory Agreement.....................................11
     Student Loan Trusts...................................................11
     Guaranteed Loan Trusts................................................13
     Other Information.....................................................14
         Federal Holidays..................................................14
         Portfolio Transactions............................................14
         Reports to Shareholders...........................................14
         Shareholder Meetings..............................................14
         Principal Shareholders............................................15
         Custodian, Transfer Agent and Dividend Paying Agent...............15
         Independent Auditors..............................................15

GENERAL INFORMATION

IMG Mutual Funds, Inc. (the "Company") is an open-end management investment company which currently offers it shares in series representing eleven diversified investment portfolios: IMG Core Stock Fund, IMG Bond Fund, Vintage Equity Fund, Vintage Aggressive Growth Fund, Vintage Balanced Fund, Vintage Municipal Bond Fund, Vintage Income Fund, Vintage Limited Term Bond Fund, Liquid Assets Fund, Government Assets Fund and Municipal Assets Fund (Individually a "Fund" and collectively the "Funds"). The Company was organized on November 16, 1994 under the laws of Maryland. Shares of the Funds are also issued in classes with differing distribution and shareholder servicing arrangements. Subject to the class level expenses, each Fund's share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund, subject to the class level expenses, as are declared at the discretion of the Directors. The Liquid Assets Fund was created on October 30, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolio of the Liquid Assets Funds, Inc., a separately registered open-end diversified management investment company organized as an Iowa corporation. References herein to the "immediate predecessor" of the Fund refer to the respective corresponding company.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Liquid Assets Fund ("Liquid Assets" or the "Fund" hereafter) seeks to provide maximum current income consistent with safety of principal and maintenance of liquidity. In order to accomplish this goal, assets of the Fund will be invested in the following money market instruments maturing in 397 days or less from time of investment, (with certain exceptions):

     (1) Securities issued or guaranteed by the United States Government. These include, for example, Treasury Bills, Bonds and Notes which are direct obligations of the United States Government.

     (2) Obligations issued or guaranteed by agencies or instrumentalities of the United States Government. Such agencies and instrumentalities include for example, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality.

     (3) Repurchase agreements involving securities in the immediately foregoing categories. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. The Fund will enter into repurchase agreements with brokers and banks. Thus, the Fund must initially rely upon the credit of a particular broker or bank for completion of the repurchase agreement. Such repurchase agreements are intended to be fully collateralized, in an amount equal to at least the principal amount of the transaction plus accrued interest earned thereon, by the underlying Government or agency securities valued at their fair market value each day. Although the Fund will normally have legal title to and constructive possession of the collateral, it cannot eliminate the risk of a default by a broker or bank which could result in a loss to the Fund on the sale of the underlying securities or delays in obtaining the collateral because of bankruptcy or insolvency proceedings.

     (4) Redeemable interest-bearing Trust Certificates ("Student Loan Certificates") issued by the Iowa Student Loan Trust and/or other Student Loan Trusts established by the Fund, ("Student Loan Trusts"), created for the sole purpose of purchasing from banks (which qualify as "eligible lenders") federally insured student loans originated by banks. The Student Loan Certificates will have original maturities of not more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing Student Loan Trust. Funds will be made available to the issuing Student Loan Trust to meet early redemptions of Student Loan Certificates under an agreement between the Student Loan Trusts and various financial institutions ("Participating Banks") requiring the Participating Banks to repurchase, on not less than five business days' written notice, all federally insured student loans sold to the Student Loan Trust or, if permissible under applicable securities laws, to purchase an agreed to amount of Student Loan Certificates. There will be no public market for the Student Loan Certificates. See "Student Loan Trusts".

     (5) Redeemable interest-bearing ownership certificates ("Certificates") issued by one or more guaranteed loan trusts ("FmHA Trusts"), each created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration ("FmHA") guaranteed loans. The FmHA Certificates will have original maturities of not more than 397 days but will be redeemable by the Fund at their face amount upon not more than five days' written notice to the issuing FmHA Trust. Funds will be made available to the issuing FmHA Trust to meet early redemption of FmHA Certificates under an unconditional purchase commitment between the FmHA Trusts and various financial institutions ("Participating Banks") requiring the Participating Banks to repurchase, on not less than five business days' written notice an agreed to amount of the guaranteed portion of FmHA guaranteed loans held by the FmHA Trust. See "Guaranteed Loan Trusts".

     (6) Commercial paper which at the time of investment (a) is rated (or the issuer of which has been rated) highest quality by two nationally recognized statistical rating organizations ("NRSRO") if rated by two or more NRSROs; (b) is rated (or the issuer of which has been rated) highest quality if rated by only one NRSRO; of (c) is determined to be of equivalent quality by the Fund's Board of Directors if unrated.

     (7) U.S. dollar denominated obligations (certificates of deposit and bankers' acceptances) issued by domestic offices of U.S. banks which, at the date of investment, have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000; and obligations of other banks or savings and loans if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10 percent of the total assets of the Fund will be invested in such insured obligations.

     (8) Short-term (maturing in one year or less) corporate obligations which at the time of investment (a) are rated in the top two categories by two NRSROs, if rated by two or more NRSROs; (b) are rated in the top two categories if rated by only one NRSRO; or (c) are determined to be of equivalent quality by the Fund's Board of Directors if unrated.

Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements and which have variable interest rates adjustable at least semiannually. In determining whether particular variable rate investments backed by Liquidity and Servicing Agreements or Guaranteed Funding Agreements may be made, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. For purposes of Rule 2a-7 and the diversification requirements thereunder, the unconditional commitments are limited in amounts necessary to keep any one financial institution from being obligated to purchase more than five percent of the total assets held by the Fund (determined as of the date of purchase of the Student Loan and/or FmHA Certificates). The dollar-weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. While the underlying security in a repurchase agreement may have a maturity of more than one year, the repurchase agreement itself will terminate in less than 397 days, and typically within a few days. The underlying securities will be issued or guaranteed by the United States Government, its agencies or instrumentalities. In attempting to provide its shareholders with the highest income consistent with safety of principal, the Fund will not necessarily purchase investments bearing the highest interest rates available as such investments may also involve a higher degree of risk.

As a fundamental policy the Fund does not concentrate its investments in any one industry and will not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature. However, in an effort to increase portfolio yields the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable.

While investments by the Fund will be confined to high-quality financial instruments, the complete elimination of risk is not possible. Under certain circumstances (see "Valuing the Fund's Shares" and "Dividends"), the net asset value of Fund shares could decrease. It is also possible Participating Banks or issuers will default on the provisions of their agreements with the Fund or that banks originating student loans will default on their repurchase agreements with the Student Loan Trusts or the FmHA Trusts, which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurances the Fund will achieve its investment objectives.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the board of directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:

Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Objectives, Policies and Restrictions";
(2) invest more than 80 percent of its total assets in loans and/or loan participations purchased from Participating Banks, Student Loan Certificates and/or FmHA Certificates; (3) invest more than five percent of its total assets in loan participations purchased from, or loans backed by letters of credit issued by, any one Participating Bank (determined as of the date of purchase);
(4) invest with a view to exercising control or influencing management; (5) invest more than ten percent of the value of its total assets in securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization, subject to Section 12(d)(1) of the Investment Company Act of 1940; (6) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (7) purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities; (8) make short sales of securities or maintain a short position or write purchase or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof;
(9) make loans to other persons, provided the Fund may invest up to 80 percent of its total assets in loans and/or loan participations purchased from Participating Banks, Student Loan Certificates and/or FmHA Certificates, as described in (2) above, and may make the investments, and enter into repurchase agreements, as described under "Investment Objectives, Policies and Restrictions"; (10) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding ten percent of its total assets, nor purchase securities at any time borrowings exceed five percent of the Fund's total assets; (11) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings outlined in (10) above and then securities mortgaged, hypothecated or pledge may not exceed five percent of the Funds' total assets taken at market value; (12) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, loans, loan participations purchased from Participating Banks and Student Loan and FmHA Certificates) or for which no ready market exists; (13) purchase loan participations other than from banks which have entered into a Liquidity and Servicing Agreement and which have a record, together with predecessors, of at least five years of continuous operation; (14) act as an underwriter of securities; (15) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven calendar days; and (16) purchase loan participations from any Participating Bank if five percent or more of the securities of such Bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such Participating Bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less.

The Fund intends to invest at least 25 percent of its total assets in Student Loan Certificates and/or FmHA Certificates, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

PURCHASES OF FUND SHARES

See "Opening An Account - Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Fund.

An order to purchase shares of the Fund is accepted when the Fund's Custodian Bank receives payment in Federal Funds (funds available for immediate investment). This will occur upon receipt of the purchase price by Federal Funds wire or electronic funds transfer via the ACH system from the purchaser's bank, or when a check or other negotiable bank draft received by the Fund has been converted into Federal Funds (normally one to two business days after its receipt by the Fund).

An investor will become a shareholder when the net asset value applicable to his order is determined. Net asset value of the Fund's shares is determined twice each day at 11:00 a.m. Central Time and at the close of the New York Stock Exchange (normally 3:00 p.m. Central Time). If a purchase order is received in good order by the Fund by 11:00 a.m. Central Time and Federal Funds are available to the Fund before 3:00 p.m. Central Time, an order will be effective the same day, the investor will become a shareholder of record that day, and shares will commence earning dividends the day the order becomes effective. If a purchase order is received in good order by the Fund after 11:00 a.m. Central Time but before 3:00 p.m. Central Time and Federal Funds are available before 3:00 p.m. Central Time, the shares will not commence earning dividends until the day after the order is received.

Investments in Shares in the Fund may be made through transactions directly with the Fund's Distributor, BISYS Fund Services, Inc., and through qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") approved by the Board of Directors of the Fund, based upon the Participating Organization's capacity to provide processing of Fund transactions for its customers in conjunction with other customer account relationships. Participating Organizations will be required to enter into agreements to provide certain services to persons ("Participating Investors") who invest in the Fund through Participating Organizations. These will include: distributing copies of the Prospectus and sales literature to prospective investors who request it; furnishing Participating Investors with periodic account statements containing information regarding Fund share purchases and redemptions, income earned and Fund investment balances; and forwarding to Participating Investors periodic reports and proxy material mailed by the Fund to its shareholders. Participating Organizations may satisfy the Fund's required minimum, initial and subsequent purchase amounts by aggregating investments on behalf of customers whose individual investments are less than the Fund's required minimums. Participating Investors may, if they so elect, authorize their Participating Organizations to purchase and redeem Fund shares by means of special investment arrangements (including automatic "sweep" investment programs) offered by the Participating Organization.

T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers' accounts. I Shares may be purchased by individual and institutional investors directly from the Fund's Distributor.

The Fund reserves the right to reject any purchase order and to modify investment minimums from time to time. All purchase orders are subject to acceptance and are not binding until so accepted. Once a purchase order has been accepted by the Fund, it may not be canceled or revoked by the investor although the purchased shares may be redeemed.

THE DISTRIBUTOR AND DISTRIBUTION PLAN

The Company has entered into a Distribution Agreement (the "Distribution Agreement") with BISYS Fund Services, Inc., ("BISYS"). Under the Distribution Agreement, BISYS serves as the Distributor of the Fund as well as some of the other Funds. The Distribution Agreement continues in effect only if approved annually by vote of the Board of Directors, including a majority of the non-interested directors. The Distribution Agreement terminates automatically in the event of its assignment and may be terminated without penalty on not less than 60 days notice by the Board of Directors, by a majority of the outstanding voting securities of the Fund, or by BISYS. BISYS receives no compensation from the Fund for such services, but is paid a fee equal to 0.01 percent of the average daily net asset value of all Funds, distributed by BISYS, not to exceed $100,000 annually by the Advisor.

The Fund adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 on November 3, 1997 in connection with its organization which is substantially identical to the Plan adopted by the immediate predecessor . The Plan continues in force only if approved annually by the Board of Directors and by a majority of directors who are not parties to the Plan or interested persons of any party to the Plan, cast in person at a meeting called for the purpose of voting on such approval, or by a majority of the outstanding securities of the Fund. In adopting the Plan, the directors considered various factors and determined that the Plan would benefit the Fund and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized. The Plan is only applicable to S Shares and S2 shares of the Fund.

The Distribution Plan provides that the Fund may pay various Participating Organizations a daily distribution fee payable quarterly and equal to an annual basis of a maximum fee payable of 0.50 percent of the average net asset value of the S Shares and 0.25 percent of the average net asset value of the S2 Shares. The purpose of such payments is to compensate the Participating Organizations for their distribution services to the Fund. Participating Organizations make available to their customers transaction services (including automatic "sweep" investment programs) and may provide monthly shareholder account reporting and related ministerial duties with respect to customer accounts. Except as to securities dealers, none of the compensation paid to such Participating Organizations constitute expenses relating to advertising, distribution of prospectuses to other than current shareholders, underwriter's compensation or compensation to dealers, or compensation of sales personnel, and payments made are related solely to the Participating Organization's services in providing the customer transaction services. Participating Organizations are not authorized to actually make sales of shares of the Fund. All orders to purchase shares are subject to acceptance by the Fund's Distributor on behalf of the Fund. While the Fund itself does not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Fund may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired because the costs thereof will reduce the Fund's yield to the investor below that obtainable by investing in the Fund directly. While the Fund may purchase portfolio securities from Participating Organizations, it will not give any preference to them in selecting their investments.

No director or officer of the Fund or the Advisor has any direct or indirect financial interest in the Plan. The Fund's Plan results in an efficient system of customer investment in the Fund thereby potentially increasing the Fund's ability to attract shareholders. The services rendered by the Participating Organizations with respect to customer transactions (including automatic sweep investment programs) are more efficient and direct than that which the Fund might otherwise provide. The Fund believes that the Plan and agreements with the Participating Organizations reduce expenses for shareholder transactions thereby reducing costs of the Fund and increasing yields

The Plan and any agreements related thereto will automatically terminate if assigned and may be terminated by either party on 60 days' notice. The Plan may be terminated by a majority of non-interested directors who have no direct or indirect financial interest in the Plan or it may be terminated by a majority of the outstanding voting shares of the Fund. Any changes in the Plan that would materially increase the distribution costs require shareholder approval; otherwise, the directors, including a majority of the non-interested directors, may amend the Plan. The directors review quarterly a written report of distribution costs incurred pursuant to the Plan.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Since the only function of banks who may be engaged as Participating Organizations is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as Participating Organizations; however, future changes in either Federal or State statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders in the Fund, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur, and shareholders serviced by such bank might no longer be able to avail themselves of any investment or other services then being provided by the bank. It is not expected that shareholders would incur any adverse financial consequences as a result of any of these occurrences. It is intended that none of the services provided by Participating Organizations other than registered broker/dealers will involve the solicitation or sale of shares of the Fund.

ADMINISTRATIVE SERVICES

The Directors of the Fund have adopted a Administrative Services Plan ("Services Plan") with respect to T Shares, S Shares and S2 Shares. Pursuant to the Services Plan, the Fund may enter into Servicing Agreements with Participating Organizations providing that those Participating Organizations will render certain shareholder administrative support services to their customers who are record or beneficial owners of shares. Services provided pursuant to the Services Plan may include some or all of the following: (i) processing dividend and distribution payments from the Fund on behalf of customers; (ii) providing information periodically to customers showing their position in Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Participating Organizations; (v) providing sub-accounting with respect to shares owned of record or beneficially by customers or the information needed for sub-accounting; (vi) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial reports, and dividend, distribution and tax notices) to customers; (vii) forwarding to customers proxy statements and proxies containing any proposals regarding the Services Plan; (viii) aggregating and processing purchase, redemption, and exchange requests from customers and placing net purchase and redemption orders with the Fund's Distributor; (ix) providing customers with a service that invests the assets of their accounts in Shares pursuant to specific or pre-authorized instructions; (x) maintaining records relating to each customer's share transactions; or (xi) other similar services if requested by the Fund and permitted by law. In addition, Participating
Organizations may also provide dedicated facilities and equipment in various local locations to serve the needs of investors, including walk-in facilities, 800 numbers, and communication systems to handle shareholder inquiries, and in connection with such facilities, provide on-site management personnel and monitoring services for their customers who have invested in Shares, including the operation of telephone lines for daily quotations of return information.

The Services Plan is an administrative support services plan. Pursuant to the Services Plan, the Fund's arrangement with Participating Organizations must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

Under the terms of the Services Plan, the Fund may pay a fee to Participating Organizations equal to maximum annual rate of 0.25 percent of the average net assets of the T Shares, S Shares and S2 Shares. At the present time fees paid under the Shareholder Services Plan with respect to T Shares will not exceed
0.15 percent of the annual average net asset value of such shares.

The Company has also entered a Management and Administration Agreement with Investors Management Group, Ltd. ("IMG") pursuant to which IMG provides the Fund supervisory administrative services relating to all operations of the Fund, except as may be provided under the Investment Advisory Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Fund Accounting Agreement. Some of these services include the provision of office facilities, preparation of reports and tax returns, assistance in preparing Annual and Semi-Reports to shareholders and providing virtually all other day to day operational tasks for the Fund. For these services the Fund will pay IMG a monthly fee equal to 0.06 percent of the average daily net asset value of the Fund. At present IMG is waiving 0.15 percent of this fee until further notice.

IMG also provides fund accounting services to the Fund under a Fund Accounting Agreement. Pursuant to this Agreement, IMG is responsible for maintaining all usual, customary and required books, journals and ledgers of accounts and providing pricing and reporting all computational services. Under the Agreement, IMG will be paid a fee computed and paid monthly, at the annual rate of 0.03 percent of average daily net assets of each Fund.

VALUING THE FUND'S SHARES

The net asset value of the Fund's shares is determined twice each day, at 11:00 a.m. Central time and at the close of the New York Stock Exchange (normally 3:00 p.m. Central time). The Fund is required to compute its net asset value on each day (except days on which no purchase or redemption orders are received) on which the New York Stock Exchange is open for trading or during which there is a sufficient degree of trading in its portfolio securities that its net asset value might be materially affected. Net asset value is computed by adding the value of all securities and other assets (including accrued interest), subtracting liabilities (including dividends payable), and dividing by the number of shares outstanding.

Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to compute its net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors of the Fund established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review by the Board of Directors as to the extent of any deviation of net asset value based on available market quotations from the Fund's $1.00 amortized cost value per share. If such deviation exceeds $.005, the Board of Directors will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind; selling portfolio securities prior to maturity; withholding dividends or utilizing a net asset value per share as determined by using available market quotations. In addition, the Fund must maintain a dollar-weighted average portfolio maturity appropriate to its investment objective, but in any event not longer than 90 days, must limit portfolio investments to those instruments which the Board of Directors determines present minimal credit risks, and must observe certain other reporting and record keeping procedures.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security.

Accordingly, U.S. Government obligations, and Student Loan Certificates and FmHA Certificates which are subject to mandatory repurchase at their original purchase price, will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the Board of Directors of the Fund.

CALCULATION OF YIELD

"Current yield" (a seven-calendar-day historical yield) is calculated by first dividing the average daily net investment income per share for that seven-day period by the average daily net asset value per share for the same period. This return is then annualized by multiplying the result times 365/7. That is, the amount of income generated by the investment during that week is assumed to be generated over an annual period and is shows as a percentage of the investment. Net investment income does not include realized or unrealized gains or losses. "Effective yield" is based on current yield and the distribution of dividends monthly. When annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Yield on shares of the Fund may fluctuate daily and does not provide a basis for determining future yields. Yield is not guaranteed nor is the principal of the Fund insured. In comparing the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits and other money market funds), investors should consider differences between the Fund and the alternative investments, including differences in the periods and methods used in calculating the yields being compared. In addition, unlike the Fund, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Fund.

From time to time, the Fund may quote its yield in advertisements or in reports and other communications to shareholders. The Fund's yield changes in response to fluctuations in interest rates and in the Fund's expenses. Consequently, any given yield quotations should not be considered as representative of what the Fund's yields may be for any specified period in the future.

Yield information may be useful in reviewing performance of the Fund and for providing a basis for comparison with other investment alternatives. However, the Fund's yields will fluctuate, unlike other investments which may pay a fixed yield for a stated period of time.

Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields in the balance of the Fund's holdings, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Advertisements and other sales literature may, from time to time, include comparative performance information including data relating to the yield on deposits at banking and savings and loan institutions (including savings accounts, interest-bearing checking accounts, NOW accounts and money market deposit accounts). Yields are compiled periodically by the Advisor from a survey of banking and savings and loan institutions and from reports published by major newspapers. Additionally, such advertisements and other sales literature may include references to yield information compiled by IBC's MONEY FUND REPORT, The Bank Rate Monitor, Banxquote and other recognized industry sources. Demand and savings deposit accounts at banking and savings and loan institutions are generally FDIC-insured and such yields generally do not fluctuate to the extent of the Fund.

DIVIDENDS

The daily net income of the Fund is declared as a dividend each business day to holders of record immediately before 3:00 p.m. Central Time. Dividends are credited to shareholders' accounts each business day and distributed monthly. Dividends are automatically reinvested in the Fund unless cash payment has been selected on the Account Application. If a shareholder elects to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

For purposes of calculating dividends, daily net income consists of interest earned, including the amortization of any discount or premium to the date of maturity, less accrued expenses of the Fund since the previous business day. Monthly dividend distributions are reinvested in additional shares unless the shareholder has requested payment in cash. A statement summarizing account activity and a check for the amount of any dividends the shareholder may have requested to be paid in cash are normally mailed monthly.

The Fund attempts to maintain its net asset value at $1.00 per share. See "Valuing the Fund's Shares". While this is expected to be possible under most conditions, should the Fund incur or anticipate any unusual expenses, loss, depreciation, gain or appreciation which would affect either net asset value per share or income, the Board of Directors of the Fund will consider whether to adhere to the dividend policy previously described or revise it in light of the existing circumstances.

If the Fund's net asset value per share were reduced, or was expected to be reduced, below $.995, the Board of Directors might temporarily suspend or reduce dividend payments in order to maintain a net asset value of $1.00 per share. As a result of such suspension or reduction of dividends, an investor might receive less income during a given period than he might otherwise. Such expenses, losses or depreciation might therefore result in an investor receiving no dividends for the period he held his shares and receiving upon redemption a price per share lower than the price he paid.

In its endeavor to maintain net asset value at $1.00 per share, the Fund is required to adhere to certain conditions of Rule 2a-7 promulgated by the Securities and Exchange Commission which permits the Fund to value its assets at their amortized cost. These conditions require that: (1) the Fund seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value and, in no event, longer than 90 days; (2) the Board of Directors of the Fund undertake to assure, to the extent reasonably practicable, when taking into account current market conditions affecting its investment objective, that the Fund's market-based net asset value per share (that is, its net asset value computed on the basis of available market quotations and estimates) will not deviate from $1.00; and (3) the Board of Directors consider reducing or suspending dividend payments if the market-based net asset value per share declines below $.995.

TAXATION

The Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") since its inception, and intends to qualify as a regulated investment company in the current fiscal year by distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year.

The Fund is subject to the backup withholding provisions of the Code. Under these provisions, the Fund is required to deduct and withhold income tax from dividends paid to Fund shareholders at a 31 percent rate if a shareholder fails to furnish the Fund with his taxpayer identification number in the manner required, if the Internal Revenue Service notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect, or in certain other instances involving the shareholder's under-reporting of dividend income or failure to make proper certification with respect thereto. Accordingly, Fund shareholders are urged to complete and return Internal Revenue Service Form W-9 when requested to do so by the Fund.

This discussion of the Fund's tax matters is only a summary and relates principally to Federal tax matters. Thus, shareholders are encouraged to consult with their personal tax advisors.

MANAGEMENT

Directors and Officers, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person", as defined in the Investment Company Act, is indicated by an asterisk.

     * David W. Miles, age 40, Director.
     President, Treasurer and Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

     * Mark A. McClurg, age 44, President and Director.
     Vice  President,   Secretary  and  Senior  Managing   Director,   Investors
     Management Group, and IMG Financial Services, Inc.

     Johnny Danos, age 57, Director.
     President, Danos, Inc., a personal investment company, 1994-Present; Audit Partner, KPMG Peat Marwick, 1963-1994.

     Debra Johnson, age 36, Director.
     Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.

     Edward J. Stanek, age 50, Director.
     CEO, Iowa Lottery, a government operated lottery.

     Ruth L. Prochaska, age 44, Secretary.
     Controller/Compliance Officer, Investors Management Group, and IMG Financial Services, Inc.

The address for Messrs. Miles, McClurg, and Ms. Prochaska is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

As of the date hereof, Officers and Director beneficially owned no more than 1 percent of the shares of common stock of any of the Company's Funds or of the Company's Funds in the aggregate.

Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the Advisor do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Funds who are not so affiliated with the Advisor receive $250 for each Board of Directors meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.

                               COMPENSATION TABLE

      (1)                          (2)                    (3)                      (4)                       (5)
                                Aggregate         Pension or Retire-            Estimated            Total Compensation
Name of                         Compensa-            ment Benefits               Annual                From Registrant
 Person,                        tion From         Accrue As Part of           Benefits Upon           and Fund Complex
Position                       Registrant            Fund Expenses             Retirement             Paid to Director
________________________________________________________________________________________________________________________
David W. Miles                 $      0              $       0                  $    0                  $       0
Director

Mark A. McClurg                       0                      0                       0                          0
President &
Director

Johnny Danos                       1,000                     0                       0                      1,000
Director

Debra Johnson                      1,000                     0                       0                      1,000
Director

Edward J. Stanek                   1,000                     0                       0                      1,000
Director

MANAGEMENT OF THE ADVISOR. David W. Miles and Mark A. McClurg each beneficially own more than 20 percent of the outstanding voting securities of the Advisor and are deemed to be control persons of the Advisor. Senior Managing Directors of Investors Management Group are David W. Miles and Mark A. McClurg. They intend to devote substantially all their time to the operation of the Advisor.

THE INVESTMENT ADVISORY AGREEMENT

The Advisor furnishes continuous investment supervision to the Fund under an Investment Advisory Agreement (the "Management Agreement"). For its services the Advisor is entitled to receive a fee, computed and accrued daily and payable monthly at the rate of 0.35 percent of the average daily closing net asset value of the Fund.

From time to time, the Advisor may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of the Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall yield to investors at the time any such amounts are waiver and/or absorbed. The Advisor may not seek reimbursement of such waived fees at a later date.

Under the Management Agreement, the Advisor agrees to provide a continuous investment program for the Fund including investment research and management with respect to all securities and investments. This would include the solicitation and approval of commercial banks selected as Participating Banks from which the Fund may purchase participation interests in short-term loans subject to Liquidity and Servicing Agreements or which may issue irrevocable letters of credit to back the demand repayment commitments of borrowers. A careful review of the financial condition and loan loss record of a prospective bank will be undertaken prior to the bank being approved to enter into a Liquidity and Servicing Agreement and, once approved, a Participating Bank's financial condition and loan loss record will be reviewed at least annually thereafter.

The principal criteria which the Advisor will consider in approving, rejecting or terminating Liquidity and Servicing Agreements with Participating Banks will include a bank's (a) ratio of capital to deposits; (b) ratio of loan charge offs to average loans outstanding; (c) ratio of loan loss reserves to net loans outstanding; and (d) ratio of capital to total assets. Ordinarily, the Advisor will recommend that the Fund not enter into or continue a Liquidity and Servicing Agreement with any bank whose ratios (as described above) are less favorable than the average of all Iowa banks. The Advisor will also consider a bank's classified loan experience, historical and current earnings and growth trends, quality and liquidity of investments and stability of management and ownership. Typically, the Advisor will utilize a variety of information sources; including, annual audited financial statements, unaudited interim financial statements, quarterly reports of condition and income filed with regulatory agencies and periodic examination reports (if available) and reports of federally insured banks concerning past-due-loans, renegotiated loans and other loan problems.

The Advisor has also agreed to reimburse the Fund, up to the amount of the advisory fees paid to the Advisor, to the extent that the total annual expenses of the Fund, exclusive of all taxes, interest, brokers' commissions and other related charges but including fees paid to the Advisor, exceed the most restrictive limits prescribed by any state in which the Fund's shares may eventually be offered for sale. The Fund believes that it presently is not subject to any such restrictions.

The Management Agreement will continue in effect as long as it is approved annually by a majority of those directors who are not parties to the Management Agreement or "interested persons" of such parties and by either the board of directors of the Fund or a majority of the outstanding voting securities of the Fund. The Management Agreement which was approved by the Fund's directors, as described above, on November 3, 1997 may be terminated by either party without penalty on 60 days' written notice and will automatically terminate in the event of its assignment.

The Management Agreement provides that neither the Advisor nor any of its officers or directors, agents or employees will have any liability to the Fund or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments or for any other act or omission in the performance of its duties as investment advisor under the Management Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Management Agreement.

STUDENT LOAN TRUSTS

The Fund is authorized to purchase Student Loan Certificates from one or more Student Loan Trusts. The Fund will only purchase Student Loan Certificates from Student Loan Trusts formed for the purpose of purchasing federally insured student loans originated and sold by banks subject to purchase, at the option of the Student Loan Trust, on no more than five business days' written notice. Student Loan Trusts are funded by the issuance and sale to the Fund of Student

Loan Certificates which have an original maturity of no more than 397 days and which may be redeemed by the Fund upon not more than five business days' written notice to the issuing Student Loan Trust. The Fund is under no obligation to purchase Student Loan Certificates issued by any Student Loan Trust.

The Fund's election to purchase Student Loan Certificates will be based upon the amount of funds available for investment, the investment yield borne by the Student Loan Certificates compared with yields available on other short-term liquid investments and upon the aggregate amount of Student Loan Certificates, commercial and industrial loans and participation interests therein owned by the Fund which may not exceed 80 percent of Fund assets. The yield to the Fund on Student Loan Certificates will be commensurate with current net yields on federally insured student loans. Presently, net of servicing and trust fees, such loans yield approximately the 91-day U.S. Treasury Bill rate plus 0.65 to
0.75 percent. Such fees will be paid out of the Student Loan Trust assets and no other fees will be paid directly or indirectly by the Fund.

The Higher Education Act (the "Act") sets forth provisions establishing a program of (i) direct federal insurance to holders of student loans, and (ii) reimbursement to state agencies or private non-profit corporations administering student loan insurance programs of losses sustained in the operation of their programs (the "Federal GSL Program"). Under the Federal GSL Program, the Secretary of Education (the "Secretary") is authorized to enter into guarantee and interest subsidy agreements with the Iowa College Aid Commission, and similar organizations (collectively the "Agencies"). The Federal GSL Program provides for reimbursements to the Agencies for default claims paid by them, the payments of administrative cost allowances to the Agencies, advances for the Agencies' reserve funds and interest subsidy payments and Special Allowance Payments to the holders of qualifying student loans made pursuant to the Federal GSL Program.

Pursuant to Section 428(c)(1)(A) of the Act, the Agencies have entered into guarantee agreements with the Secretary under which the respective Agencies operate a Guarantee Program, whereby the Secretary agrees to reimburse the Agencies in an amount equal to 80 percent of the amount expended by them in the discharge of their insurance obligations on the unpaid balance of principal and accrued interest with respect to loans guaranteed by the Agencies. The Act also authorizes the Secretary to enter into supplemental guarantee agreements whereby such federal reimbursement will be increased to a maximum of 100 percent of the amount expended by the agencies in the discharge of their insurance obligations. The supplemental guarantee agreements are subject to annual renegotiation and the Secretary is not authorized to renew them unless the Agencies' Guarantee Programs comply with all the terms of the supplemental guarantee agreements and all the provisions of applicable federal regulations.

The Secretary and the Agencies have entered into interest subsidy agreements under Section 428 (b) of the Act whereby the Secretary agrees to pay interest subsidy payments to the holders of qualifying student loans for the benefit of students meeting certain requirements. To be eligible for federal reimbursement programs, such loans must be made by an "eligible lender" under the Agencies'
Guarantee Program, which must meet requirements prescribed by the rules and regulations promulgated under the Act. The Trustee will be an eligible lender and will purchase only loans originated by eligible lenders.

The Act, as amended in 1976, provides for Special Allowance Payments by the Secretary to holders of qualifying student loans such as the Trust. Special
Allowance Payments are computed on the basis of the average of the bond equivalent rates of the 91-day U.S. Treasury Bills auctioned during the preceding quarter, and are provided as an inducement to lenders or holders of loans to compensate them for the difference between the interest rate carried by the student loan and the current commercial interest rates.

The Student Loan Reform Act of 1993 made various changes to the Federal Guaranteed Student Loan Program. Effective October 1, 1993, Agencies are only required to guarantee student loans at 98 percent of the unpaid balance of principal and accrued interest on loans made after October 1, 1993. In addition, other changes were made relating to origination fees, borrower interest rates, technical revisions on how consolidated loans are treated and a limitation on the amount of guarantee fee that can be charged by Agencies. Commencing July 1, 1995, the lender yield for Guaranteed Student Loans disbursed after July 1, 1995, was reduced to the 90 day Treasury Bill rate plus 2.5 percent.

The Student Loan Trusts from which the Fund purchases Student Loan Certificates have agreed that all student loans purchased by the Trust will be insured either directly by the Secretary or under the Federal GSL Program and will qualify for interest subsidy payments and Special Allowance Payments. Loans typically will be in amounts of $25,000 or less, repayable over a term of 15 years or less.

These Certificates have an original maturity of not more than 364 days and may be redeemed by the Fund upon not more than five business days' written notice to the Iowa Student Loan Trust. Proceeds from the issuance of Student Loan Certificates have been used by the Iowa Student Loan Trust to purchase federally insured student loans initiated by Iowa banks which may be required to purchase such loans from the Iowa Student Loan Trust on not more than five business days' written notice. In the event a bank was unable to honor its purchase commitment it would be necessary for the Iowa Student Loan Trust to seek other purchasers of the loans. Because such loans are federally insured and bear a variable interest rate the Fund believes that a ready market for them exists.

GUARANTEED LOAN TRUSTS

The Fund may purchase FmHA Certificates from one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of FmHA guaranteed loans ("FmHA Trusts"). Interest and principal payments of the FmHA Loans would accrue to the benefit of the Fund net of certain FmHA Trust fees and other fees payable to certain parties for servicing the FmHA Loans and arising out of the participation of the guaranteed portion of the FmHA Loans. Each FmHA Certificate will provide certain identifying information regarding the specific FmHA Loan acquired including the effective rate and reset provision. Each FmHA Certificate will also be redeemable upon not more than five business days' written notice by the Fund to the Trustee for an amount equal to the unpaid balance of the participated portion of the FmHA Loan and accrued interest due thereon. The redemption feature of the FmHA
Certificates is backed by unconditional purchase commitments between the Trustee, and Participating Banks which require the banks to purchase such loans at par less a processing fee upon no more than five business days prior written notice. Such purchase commitments are unconditional and are operative whether the FmHA Loans are in default or experiencing difficulties. The unconditional purchase commitments by the Participating Banks are intended to provide liquidity for the FmHA Loans held by the FmHA Trust and beneficially owned by the Fund. Insofar as the unconditional commitment creates this liquidity, for purposes of Rule 2a-7 and the diversification requirements thereunder, the unconditional commitments are limited in amounts necessary to keep any one Participating Bank from being obligated to purchase more than 5 percent of the total assets held by the Fund (as of the date of purchase of the FmHA Certificate).

The sole purpose of the trust arrangement is to provide a convenient structure for servicing the FmHA Loans and to eliminate the premium risk that could arise if the Fund invested directly in the FmHA Loans and prepayment were to occur. The Board of Directors believes that the arrangement presents minimal credit risk and that the arrangement is a permissible investment. For purposes of Rule 2a-7, the Fund does not consider the FmHA Loans or the certificates evidencing ownership as illiquid and considers the arrangement with the participating banks as standby unconditional put commitments.

FmHA guaranteed loans are originated by financial institutions, mostly commercial banks, as a direct loan to the borrower. The FmHA guaranteed loans acquired by the Fund will all have variable rates of interest which will rest no less frequently than semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. The FmHA, a division of the U.S. Department of Agriculture, is an independent agency of the United States Government and has the authority to grant the United States Government's full faith and credit guarantee on loans originated by commercial lenders. Through the Rural Development Act of 1972, the FmHA guaranteed loan program was enacted by Congress to help meet the financing needs of small businesses, farms and community facilities in rural areas. Guarantees are issued on loans obtained by those persons who meet FmHA criteria. Typically borrowers eligible for FmHA loans face a degree of financial stress which prevents them from qualifying for non-guaranteed credit based on the standards of commercial lenders. Applications for loan guarantees are submitted by the lender to the local FmHA county officer for approval. The application is reviewed by local officials to determine whether the borrower, lender and proposed loan meet program requirements. Loan terms are negotiated with the lender and the borrowers, but the terms must fall within FmHA guidelines. The FmHA will guarantee up to 90 percent of the total loan depending upon the loan's soundness.

Under the FmHA Loan program, the guaranteed portion of FmHA loans may be participated, sold by the originating bank and traded in the secondary market. The Fund will only invest in the guaranteed portions of FmHA Loans which are so participated. While the most current government figures indicate the outstanding balance on guaranteed loans to be over $4 billion, it is estimated that approximately 20 percent of the total outstanding balance of guaranteed loans have actually been participated in the secondary market.

The FmHA guaranty guarantees the repayment of principal and interest unconditionally and accrues to the benefit of the person owning the participated portion of the guaranteed FmHA loan. When the FmHA loans are sold the guaranty is assigned to the purchaser and is unconditional and irrevocable. All FmHA loans purchased by the Trust will be valued by the Fund at par.

The trustee will communicate to the Fund's Investment Advisor the status of loan payments and delinquencies. In addition, Participating Banks, subject to the unconditional commitments to purchase the participated FmHA Loans, will be subject to on-going credit review by the Fund's Investment Advisor. To the extent that any of the banks deteriorate in credit quality from the standard set by regional banks with the highest credit ratings by NRSRO's the Investment Advisor will take action to replace such banks with another bank with an appropriate credit rating or if unrated, with a comparable credit quality based on the Investment Advisor's analysis.

OTHER INFORMATION

FEDERAL HOLIDAYS. The Fund will be closed for business and, therefore, will not accept purchase or redemption orders nor calculate net asset value, on all Federal Holidays -- currently; New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Veterans' Day and Christmas Day.

PORTFOLIO TRANSACTIONS. Subject to policies set forth by the board of directors of the Fund, the Advisor is authorized to determine, consistent with the Fund's investment objectives and policies, which securities will be purchased, sold and held by the Fund. Most of the Fund's portfolio securities will be purchased on a principal basis directly from the issuer, from banks, underwriters or market makers and, thus, will not involve payment of a brokerage commission. There were no agency transactions in the last three fiscal years and thus no brokerage commissions have been paid. Such purchases may include a discount, concession or mark-up retained by an underwriter or dealer. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best available price and most favorable execution on brokerage transactions. Some of the portfolio transactions may be directed to brokers who furnish special research and statistical information or services rendered in the execution of orders which are of benefit to the Advisor. These may include advice or information with respect to particular securities or issuers, information concerning general market or economic conditions and the obtaining of information from brokers, underwriters or market makers. While no dollar value can be placed on such information or services, it allows the Advisor to supplement its own research and analysis activities which can reduce its costs but not those of the Fund.

REPORTS TO SHAREHOLDERS. Semiannual and annual reports will include financial statements which, in the case of the annual report, will be reported upon by the Fund's independent auditors, KPMG Peat Marwick LLP. The Annual Report is incorporated herein by reference into the Fund's Statement of Additional Information and is available upon request without charge by calling the number on the cover page of this Statement of Additional Information.

SHAREHOLDER MEETINGS. The Maryland Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate Bylaw provisions and may not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

he Bylaws also contain procedures for removal of Directors by shareholders. At any meeting of shareholders, due called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than 10 percent of all the votes entitled to be cast at such meeting, the Secretary of the Funds shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 percent of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender or the material to be mails and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

PRINCIPAL SHAREHOLDERS. As of the date hereof, to the knowledge of the Fund, no shareholders owned beneficially five percent or more of the Fund's outstanding shares and the Fund's officers and directors owned none of the Fund's shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. AMCORE Investment Group, N.A., 501 Seventh Street, Rockford, IL 61110-0037, (the "Custodian") serves as the Fund's custodian. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund investment, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities. IMG serves as the Fund's Transfer Agent and Dividend Paying Agent.

INDEPENDENT AUDITORS. KPMG Peat Marwick LLP, 2500 Ruan Center, Des Moines, Iowa, 50309, has been selected unanimously by the members of the Board of Directors of the Fund who are not interested persons of the Fund as the Fund's independent auditors to examine the books and securities of the Fund and to report on the financial statements of the Fund.

MUNICIPAL ASSETS FUND                                          2203 GRAND AVENUE
                                                      DES MOINES, IA  50312-5338

STATEMENT OF ADDITIONAL INFORMATION                             JANUARY 16, 1998


This statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectuses (dated January 16, 1998). Please retain this Statement for future reference. To obtain the Annual Report or any Prospectus please call the Fund at the number indicated below.

 ..................................................................1-800-798-1819
 ..................................................................1-515-244-5426



Table of Contents:

         General Information and History..................................2
         Investment Objectives, Policies and Restrictions.................2
         Purchases of Fund Shares.........................................6
         The Distributor and Distribution Plan............................6
         Administrative Services..........................................7
         Valuing the Fund's Shares........................................8
         Calculation of Yield.............................................9
         Dividends.......................................................10
         Taxation .......................................................10
         Management......................................................11
         Compensation Table..............................................12
         The Investment Advisory Agreement...............................12
         Other Information...............................................13
                  Federal Holidays.......................................13
                  Portfolio Transactions.................................13
                  Reports to Shareholders................................13
                  Shareholder Meetings...................................13
                  Principal Shareholders.................................14
                  Custodian, Transfer Agent and Dividend Paying Agent....14
                  Independent Auditors...................................14
         Appendix A......................................................15
         Appendix B......................................................16

GENERAL INFORMATION

IMG Mutual Funds, Inc. (the "Company") is an open-end management investment company which currently offers it shares in series representing eleven diversified investment portfolios: IMG Core Stock Fund, IMG Bond Fund, Vintage Equity Fund, Vintage Aggressive Growth Fund, Vintage Balanced Fund, Vintage Municipal Bond Fund, Vintage Income Fund, Vintage Limited Term Bond Fund, Liquid Assets Fund, Government Assets Fund and Municipal Assets Fund (Individually a "Fund" and collectively the "Funds"). The Company was organized on November 16, 1994 under the laws of Maryland. Shares of the Funds are also issued in classes with differing distribution and shareholder servicing arrangements. Subject to the class level expenses, each Fund's share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund, subject to the class level expenses, as are declared at the discretion of the Directors. The Municipal Assets Fund was created on November 3, 1997, to acquire the assets and continue the business of the corresponding substantially identical investment portfolio of the Municipal Assets Funds, Inc., a separately registered open-end diversified management investment company organized as an Iowa corporation. References herein to the "immediate predecessor" of the Fund refer to the respective corresponding company.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Municipal Assets Fund, ("Municipal Assets") seeks to provide maximum current income, exempt from Federal income taxes, consistent with safety of principal and maintenance of liquidity. In order to accomplish this goal, assets of the Fund will be invested in the following types of securities maturing in 397 days or less from time of investment (with certain exceptions):

     (1) Tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions, such obligations will be non-rated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as "Liquidity Agreements"). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. The issuer of the security may have a corresponding right to prepay the principal and accrued interest. In addition, all obligations with maturities longer than one year from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semiannually by means of a formula intended to reflect market changes in interest rates.

           The time period covered by Liquidity Agreements may be shorter than the final maturity of the obligations covered thereby. At or before the expiration of such Liquidity Agreements, the Fund will seek to obtain either extensions thereof or replace them with new agreements and if unable to do so the Fund will exercise its rights under existing Liquidity Agreements to require that the obligations be purchased. Thus, at no time will the Fund's investments include obligations with maturities longer than one year unless the obligations bear interest rates subject to periodic adjustment at least semiannually and are subject to sale on seven calendar days notice under existing Liquidity Agreements.

           The only banks (the "Participating Banks") which will be permitted to sell participations in fixed and variable rate tax-exempt debt obligations of United States governmental units to the Fund (or to provide irrevocable letters of credit or guarantees to back the demand repurchase commitments of the issuers of such obligations) will be United States banks which have entered into irrevocable written agreements with respect thereto and have agreed to furnish to the Fund whatever financial information may be requested for purposes of evaluating the Participating Banks financial condition and capacity to fulfill its obligations to the Fund and to perform such servicing duties as may be mutually agreed to by the parties.

           The Fund's investments may include participation interests, purchased from Participating Banks, in fixed and variable rate tax-exempt debt obligations (including industrial development bonds hereinafter described) owned by the banks. A participation interest gives the Fund an undivided interest in the tax-exempt obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and carries a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of the Participating Bank which issued the participation. The Fund has the right to liquidate the participation, in whole or in part, by drawing on the letter of credit or guarantee of the Participating Bank which issued the participation. The Fund has the right to liquidate the participation, in whole or in part, by drawing on the letter of credit on demand, after seven calendar days' notice, for all or any part of the principal amount of the Fund's participation, plus accrued interest.

           The Fund intends to exercise its rights under Liquidity Agreements only: (1) upon default in the terms of the tax-exempt debt obligations covered thereby; (2) to provide the Fund with needed liquidity to cover redemptions of Fund shares; or (3) to insure that the value of the Fund's investment portfolio does not vary materially from the amortized cost thereof. Participating Banks have no contractual obligation to offer participations to the Fund, and the Fund is not obligated to purchase or resell any participations offered or sold by Participating Banks. The Liquidity Agreements govern the obligations of the parties as to securities or participations actually purchased by the Fund.

           The financial condition and investment and loan loss record of all banks seeking to sell participations in fixed and variable rate tax-exempt debt obligations to the Fund (or to provide letters of credit or guarantees to back the demand repurchase commitments of the issuers of such obligations) will be carefully evaluated by the Advisor, based upon guidelines established by the Board of Directors, prior to the execution of a Liquidity Agreement by a Participating Bank and periodically thereafter. Purchased obligations will bear interest at or above current market rates and the rates borne by obligations with maturities longer than one year will be adjustable at least semi-annually to reflect changes in market rates subsequent to issuance of the securities. It is anticipated that the tax-exempt debt obligations purchased or participated in by the Fund will be those traditionally acquired by United States banks. These include both general obligation and revenue bonds issued for a variety of public purposes such as the construction of a wide range of facilities including schools, streets, water and sewer works, highways, bridges, and housing. Also included are bonds issued to refund outstanding obligations, to obtain funds for general operating purposes and to lend to other public institutions and facilities. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. Revenue generating facilities such as parking garages, airports, sports and convention complexes and water supply, gas, electricity, and sewage treatment and disposal systems are financed through issuance of tax-exempt debt obligations as well.

           Tax-exempt debt obligations are normally categorized as "general obligation" or "revenue" issues. General obligations are secured by a pledge of the full taxing power of the issuer while revenue obligations are payable only from revenues generated by a facility or facilities, a specified source of tax or other revenues or, in the case of industrial development bonds, from lease rental or loan payments made by a commercial or industrial user of the facilities. Revenue obligations do not generally carry the pledge of the credit of the issuer.

           Short-term tax-exempt debt obligations usually mature in less than two years, are typically general obligations of the issuer and most often issued in anticipation of receipts to be realized from tax collections or the sale of long-term bonds. Project Notes are issued by local agencies under a program administered by the United States Department of Housing and Urban Development and are secured by the full faith and credit of the United States.

           From time to time the Fund may invest 25 percent or more of its assets in tax-exempt debt obligations, or participations therein, sufficiently similar in character that an economic, business or political development or change affecting one such security would also affect the other securities. Examples might be securities whose principal and interest payments are dependent upon revenues derived from similar projects or whose issuers are located in the same state. In addition, investments in tax-exempt debt obligations of issuers may from time to time become concentrated within a single state, and the Fund may also invest 25 percent or more of its assets in industrial development bonds or participations therein.

           For entering into a Liquidity Agreement, a Participating Bank will retain a service and letter of credit fee in an amount equal to the excess of the interest paid on the tax-exempt obligations above the negotiated yield at which the instruments were purchased by the Fund. Such fees may be adjusted if adjustments are made in the interest rate paid on the tax-exempt obligations. Each Participating Bank executing a Liquidity Agreement must be approved by the Board of Directors of the Fund prior to, or at the next quarterly Board meeting following, such executions. See "The Investment Management Agreement" on page 10 for a discussion of the criteria to be used in selecting Participating Banks. The Board of Directors will review all Participating Banks and Liquidity Agreements quarterly in an effort to assure continued liquidity and high quality in the Fund's portfolio.

     (2) High quality tax-exempt debt obligations issued by state and municipal governments and by public authorities, including issues sold as interim financing in anticipation of tax collections, revenue receipts or bond sales, and tax-exempt Project Notes secured by the full faith and credit of the United States. Such obligations will be purchased only if backed by the full faith and credit of the United States or rated Aaa, Aa, MIG-1, MIG-2 or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, or A-1 by Standard & Poor's Corporation ("S & P"). See "Appendix A" on page 13. Following purchase of a rated obligation by the Fund the rating may be withdrawn or reduced below the Fund's minimum requirement. This will not require sale of the issue by the Fund but the Advisor will take such changes into consideration in determining whether the issue should be retained by the Fund. Non-rated securities may also be purchased if determined by the Fund's Board of Directors to be of comparable quality to the rated securities in which the Fund may invest.

     (3) Taxable obligations issued or guaranteed by agencies or instrumentalities of the United States Government may be acquired from time to time on a temporary basis for defensive purposes. Such agencies and instrumentalities include, for example, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such securities will include those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality.

     (4) Repurchase agreements involving securities in the immediately foregoing category. A repurchase agreement involves the sale of such securities to the Fund with the concurrent agreement of the seller to repurchase them at a specified time and price, to yield an agreed upon rate of interest. The Fund will enter into repurchase agreements with brokers and banks. Thus, the Fund must initially rely upon the credit of a particular broker or bank for completion of the repurchase agreement. Such repurchase agreements are intended to be fully collateralized, in an amount equal to at least the principal amount of the transaction plus accrued interest earned thereon, by the underlying Government or agency securities valued at their fair market value each day. Although the Fund will normally have legal title to and constructive possession of the collateral, it cannot eliminate the risk of a default by a broker or bank which could result in a loss to the Fund on the sale of the underlying securities or delays in obtaining the collateral because of bankruptcy or insolvency proceedings. Repurchase agreements may be deemed to be loans under the Investment Company Act of 1940.

Assets of the Fund will consist of securities with maturities of 397 days or less at date of purchase or, if maturing beyond 397 days, securities which are backed by Liquidity Agreements and which have variable interest rates adjustable at least semiannually. In determining whether particular variable rate obligations backed by Liquidity Agreements may be purchased, the period remaining until maturity will be deemed to be the longer of the demand notice period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment. For purposes of Rule 2a-7 and the diversification requirements thereunder, the unconditional commitments are limited in amounts necessary to keep any one bank from being obligated to purchase more than five percent of the total assets held by the Fund (determined as of the date of purchase). The dollar weighted average maturity of Fund investments will be 90 days or less, determined in the same manner. In attempting to provide its shareholders with the highest income consistent with preservation of capital, the Fund will not necessarily purchase investments bearing the highest interest rates available as such investments may also involve a higher degree of risk.

As a fundamental policy, the Fund will not concentrate its investments in any one industry and will not issue senior securities.

As a general policy, it is the Fund's intention to hold investments until they mature or until immediately prior to the expiration of an applicable Liquidity Agreement. However, in an effort to increase portfolio yields, the Fund may periodically trade securities to take advantage of perceived disparities between markets for various short-term money market instruments. It is also possible that redemptions of Fund shares could necessitate the sale of portfolio investments prior to maturity and at times when such sale would be undesirable.

While investments by the Fund will be confined to high-quality financial instruments which, in the case of tax-exempt obligations covered by Liquidity Agreements, will be backed by demand repurchase commitments of the issuers thereof and by irrevocable bank letters of credit or guarantees, the complete elimination of risk is not possible. Under certain circumstances (see "Valuing the Fund's Shares" and "Dividends"), the net asset value of the Fund's shares could decrease. It is also possible a Participating Bank or an issuer will default on the provisions of their Liquidity Agreements which could cause the net asset value per share to decrease. In light of these various contingencies, there can be no assurance the Fund will achieve its investment objectives.

New issues of tax-exempt debt obligations are usually offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial commitment to purchase. The terms of the commitment establish the price to be paid and the yield of the securities to be purchased. Such commitments will only occasionally be entered into by the Fund and only with the intention of actually acquiring the securities. It is possible that market yields at time of delivery may exceed the negotiated yield on when-issued securities. The Fund will maintain a separate account consisting of cash or liquid securities, valued at market or fair value daily, equal to its outstanding when-issued commitments. Settlement on when-issued securities may be made by using available cash, selling securities or, though not expected, selling the when-issued securities themselves (which may have a value greater or lesser than the Fund's commitment). Sale of securities to meet such commitments may result in realization of capital gains or losses which are not exempt from Federal income tax. When-issued commitments outstanding at any one time will not exceed ten percent of the Fund's net assets.

Yields on  tax-exempt  debt  obligations  are  dependent on a variety of factors including general economic and money market conditions as well as supply and demand factors within the market for tax-exempt obligations. Yields actually realized by Fund investors will be reduced by the management fees, operating expenses and fees received by Participating Banks and Participating Organizations.

The Fund has adopted a number of investment policies and restrictions, some of which can be changed by the board of directors. Others may be changed only by holders of a majority of the outstanding shares and include the following:

Without shareholder approval the Fund may not: (1) purchase any securities other than those described under "Investment Objectives, Policies and Restrictions";
(2) invest more than 80 percent of its total assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements; (3) invest more than five percent of its total assets in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by any one Participating Bank; (4) invest with a view to exercising control or influencing management; (5) invest more than ten percent of the value of its total assets in securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization, subject to Section 12(d)(1) of the Investment Company Act of 1940; (6) purchase or sell real estate, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (7) purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities; (8) make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the
Fund), calls, straddles, spreads or combinations thereof; (9) make loans to other persons, provided the Fund may make investments and enter into repurchase agreements as described under "Investment Objectives, Policies, and
Restrictions"; (10) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding ten percent of its total assets, nor purchase securities at any time borrowings exceed five percent of its total assets; (11) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings outlined in (10) above and then securities mortgaged, hypothecated or pledged may not exceed five percent of the Fund's total assets taken at market value; (12) invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity Agreements) or for which no ready market exists; (13) enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with its predecessors, of at least five years of continuous operation; (14) act as an underwriter of securities; (15) enter into repurchase agreements if, as a result thereof, more than five percent of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven calendar days; and (16) enter into Liquidity Agreements with any Participating Bank if five percent or more of the securities of such Bank are owned by the Advisor or by directors and officers of the Fund or the Advisor, or if any director or officer of the Fund or the Advisor owns more than 1/2 percent of the voting securities of such Participating Bank.

The foregoing investment restrictions are considered fundamental policies which cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities, that is, by (a) 67 percent or more of the securities voting at a special or annual meeting if more than 50 percent of the outstanding shares of Common Stock are represented at such meeting in person or by proxy; or (b) more than 50 percent of the outstanding Common Stock, whichever is less.

The Fund intends to invest at least 25 percent of its total assets in tax-exempt debt obligations or participation interests therein subject to Liquidity Agreements, except when such investments are either not available in sufficient quantity or do not carry yields competitive with alternative investments.

PURCHASES OF FUND SHARES

See "Opening An Account - Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Fund.

An order to purchase shares of the Fund is accepted when the Fund's Custodian Bank receives payment in Federal funds (funds available for immediate investment). This will occur upon receipt of the purchase price by Federal funds wire or electronic funds transfer via the ACH system from the purchaser's bank, or when a check or other negotiable bank draft received by the Fund has been converted into Federal funds (normally one to two business days after its receipt by the Fund).

An investor will become a shareholder when the net asset value applicable to his order is determined. Net asset value of the Fund's shares is determined twice each day at 11:00 a.m. Central time and at the close of the New York Stock Exchange (normally 3:00 p.m. Central Time). If a purchase order is received in good order by the fund by 11:00 a.m. Central Time and Federal funds are available to the Fund before 3:00 p.m. Central Time, an order will be effective the same day, the investor will become a shareholder of record that day, and shares will commence earning dividends the day the order becomes effective. If a purchase order is received in good order by the Fund after 11:00 a.m. Central Time but before 3:00 p.m. Central Time and Federal funds are available 3:00 p.m. Central Time the shares will not commence earning dividends until the day after the order is received.

Investments in S Shares of the Fund may be made through transactions directly with the Fund's Distributor, BISYS Fund Services, Inc., and through qualified banks, savings and loan associations, broker/dealers, investment advisory firms, and other organizations ("Participating Organizations") selected by the Advisor and approved by the Board of Directors of the Fund, based upon the Participating Organization's capacity to provide processing of Fund transactions for its customers in conjunction with other customer account relationships. Participating Organizations will be required to enter into agreements with the Fund's Distributor to provide certain services to persons ("Participating Investors") who invest in the Fund through Participating Organizations. These will include: distributing copies of the Prospectus and sales literature to prospective investors who request it; furnishing Participating Investors with periodic account statements containing information regarding Fund share purchases and redemptions, income earned and Fund investment balances; and forwarding to Participating Investors periodic reports and proxy material mailed by the Fund to its shareholders. Participating Organizations may satisfy the Fund's required minimum, initial and subsequent purchase amounts by aggregating investments on behalf of customers whose individual investments are less than the Fund's required minimums. Participating Investors may, if they so elect, authorize their Participating Organizations to purchase and redeem Fund shares by means of special investment arrangements (including automatic "Sweep" investment programs) offered by the Participating Organization.

"T Shares" may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers' accounts. "I Shares" may be purchased by individual and institutional customers directly from the Fund's Distributor.

THE DISTRIBUTOR AND DISTRIBUTION PLAN

The Company has entered into a Distribution Agreement (the "Distribution Agreement") with BISYS Fund Services, Inc., ("BISYS"). Under the Distribution Agreement, BISYS serves as the Distributor of the Fund as well as some of the other Funds. The Distribution Agreement continues in effect only if approved annually by vote of the Board of Directors, including a majority of the non-interested directors. The Distribution Agreement terminates automatically in the event of its assignment and may be terminated without penalty on not less than 60 days notice by the Board of Directors, by a majority of the outstanding voting securities of the Fund, or by BISYS. BISYS receives no compensation from the Fund for such services, but is paid a fee equal to 0.01 percent of the average daily net asset value of all Funds, distributed by BISYS, not to exceed $100,000 annually by the Advisor.

The Fund adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 on November 3, 1997 in connection with its organization which is substantially identical to the Plan adopted by the immediate predecessor . The Plan continues in force only if approved annually by the Board of Directors and by a majority of directors who are not parties to the Plan or interested persons of any party to the Plan, cast in person at a meeting called for the purpose of voting on such approval, or by a majority of the outstanding securities of the Fund. In adopting the Plan, the directors considered various factors and determined that the Plan would benefit the Fund and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized. The Plan is only applicable to S Shares of the Fund.

The Distribution Plan provides that the Fund may pay various Participating Organizations a daily distribution fee payable quarterly and equal to an annual basis of a maximum fee payable of 0..25 percent of the average net asset value of the S Shares.. The purpose of such payments is to compensate the Participating Organizations for their distribution services to the Fund.
Participating Organizations make available to their customers transaction services (including automatic "sweep" investment programs) and may provide monthly  shareholder  account  reporting  and  related  ministerial  duties with respect to customer accounts. Except as to securities dealers, none of the compensation paid to such Participating Organizations constitute expenses relating to advertising, distribution of prospectuses to other than current shareholders, underwriter's compensation or compensation to dealers, or compensation of sales personnel, and payments made are related solely to the Participating Organization's services in providing the customer transaction services. Participating Organizations are not authorized to actually make sales of shares of the Fund. All orders to purchase shares are subject to acceptance by the Fund's Distributor on behalf of the Fund. While the Fund itself does not presently levy sales, redemption or account service charges, Participating Organizations may elect to do so and the Fund may elect to do so in the future. Investors should inquire regarding the nature and costs of services provided by Participating Organizations and determine if such services are desired because the costs thereof will reduce the Fund's yield to the investor below that obtainable by investing in the Fund directly. While the Fund may purchase portfolio securities from Participating Organizations, it will not give any preference to them in selecting their investments.

No director or officer of the Fund or the Advisor has any direct or indirect financial interest in the Plan. The Fund's Plan results in an efficient system of customer investment in the Fund thereby potentially increasing the Fund's ability to attract shareholders. The services rendered by the Participating Organizations with respect to customer transactions (including automatic sweep investment programs) are more efficient and direct than that which the Fund might otherwise provide. The Fund believes that the Plan and agreements with the Participating Organizations reduce expenses for shareholder transactions thereby reducing costs of the Fund and increasing yields

The Plan and any agreements related thereto will automatically terminate if assigned and may be terminated by either party on 60 days' notice. The Plan may be terminated by a majority of non-interested directors who have no direct or indirect financial interest in the Plan or it may be terminated by a majority of the outstanding voting shares of the Fund. Any changes in the Plan that would materially increase the distribution costs require shareholder approval; otherwise, the directors, including a majority of the non-interested directors, may amend the Plan. The directors review quarterly a written report of distribution costs incurred pursuant to the Plan.

The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling, or distributing securities. Since the only function of banks who may be engaged as Participating Organizations is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as Participating Organizations; however, future changes in either Federal or State statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders in the Fund, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur, and shareholders serviced by such bank might no longer be able to avail themselves of any investment or other services then being provided by the bank. It is not expected that shareholders would incur any adverse financial consequences as a result of any of these occurrences. It is intended that none of the services provided by Participating Organizations other than registered broker/dealers will involve the solicitation or sale of shares of the Fund.

ADMINISTRATIVE SERVICES

The Directors of the Fund have adopted a Administrative Services Plan ("Services Plan") with respect to T Shares and S Shares. Pursuant to the Services Plan, the Fund may enter into Servicing Agreements with Participating Organizations providing that those Participating Organizations will render certain shareholder administrative support services to their customers who are record or beneficial owners of shares. Services provided pursuant to the Services Plan may include some or all of the following: (i) processing dividend and distribution payments from the Fund on behalf of customers; (ii) providing information periodically to customers showing their position in Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Participating Organizations; (v) providing sub-accounting with respect to shares owned of record or beneficially by customers or the information needed for sub-accounting; (vi) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial reports, and dividend, distribution and tax notices) to customers; (vii) forwarding to customers proxy statements and proxies containing any proposals regarding the Services Plan;
(viii) aggregating and processing purchase, redemption, and exchange requests from customers and placing net purchase and redemption orders with the Fund's Distributor; (ix) providing customers with a service that invests the assets of their accounts in Shares pursuant to specific or pre-authorized instructions;
(x) maintaining records relating to each customer's share transactions; or (xi) other similar services if requested by the Fund and permitted by law. In addition, Participating Organizations may also provide dedicated facilities and equipment in various local locations to serve the needs of investors, including walk-in facilities, 800 numbers, and communication systems to handle shareholder inquiries, and in connection with such facilities, provide on-site management personnel and monitoring services for their customers who have invested in Shares, including the operation of telephone lines for daily quotations of return information.

The Services Plan is an administrative support services plan. Pursuant to the Services Plan, the Fund's arrangement with Participating Organizations must be approved annually by a majority of the Fund's Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

Under the terms of the Services Plan, the Fund may pay a fee to Participating Organizations equal to maximum annual rate of 0.25 percent of the average net assets of the T Shares and S Shares. At the present time fees paid under the Shareholder Services Plan with respect to T Shares will not exceed 0.15 percent of the annual average net asset value of such shares.

The Company has also entered a Management and Administration Agreement with Investors Management Group, Ltd. ("IMG") pursuant to which IMG provides the Fund supervisory administrative services relating to all operations of the Fund, except as may be provided under the Investment Advisory Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Fund Accounting Agreement. Some of these services include the provision of office facilities, preparation of reports and tax returns, assistance in preparing Annual and Semi-Reports to shareholders and providing virtually all other day to day operational tasks for the Fund. For these services the Fund will pay IMG a monthly fee equal to 0.06 percent of the average daily net asset value of the Fund. At present IMG is waiving 0.15 percent of this fee until further notice.

IMG also provides fund accounting services to the Fund under a Fund Accounting Agreement. Pursuant to this Agreement, IMG is responsible for maintaining all usual, customary and required books, journals and ledgers of accounts and providing pricing and reporting all computational services. Under the Agreement, IMG will be paid a fee computed and paid monthly, at the annual rate of 0.03 percent of average daily net assets of each Fund.

VALUING THE FUND'S SHARES

The net asset value of the Fund's shares is determined twice each day, at 11:00 a.m. Central Time and at the close of the New York Stock Exchange (normally 3:00 p.m. Central Time). The Fund is required to compute its net asset value on each day (except days on which no purchase or redemption orders are received) on which the New York Stock Exchange is open for trading or during which there is a sufficient degree of trading in its portfolio securities that its net asset value might be materially affected. Net asset value is computed by adding the value of all securities and other assets (including accrued interest), subtracting liabilities (including dividends payable) and dividing by the number of shares outstanding.

Rule 2a-7 under the Investment Company Act of 1940 permits the Fund to compute its net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Directors of the Fund established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review by the Board of Directors as to the extent of any deviation of net asset value based on available market quotations from the Fund's $1.00 amortized cost value per share. If such deviation exceeds $.005, the Board of Directors will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind; selling portfolio securities prior to maturity; withholding dividends or utilizing a net asset value per share as determined by using available market quotations. In addition, the Fund must maintain a dollar-weighted average portfolio maturity appropriate to its investment objective; but in any event not longer than 90 days, must limit portfolio investments to those instruments which the Board of Directors determines present minimal credit risks, and must observe certain other reporting and record keeping procedures.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates on the market value of the security.

Accordingly, the Fund's investments in taxable and tax-exempt debt obligations rated by a recognized bond rating agency and regularly traded in the secondary market, and non-rated fixed and variable rate tax-exempt obligations and participation interests therein, not regularly traded in the secondary market, but subject to Liquidity Agreements, will be valued at amortized cost. Other assets are valued at a fair value determined in good faith by the Board of Directors of the Fund.

CALCULATION OF YIELD

"Current yield" (a seven-calendar-day historical yield) is calculated by first dividing the average daily net investment income per share for that seven-day period by the average daily net asset value per share for the same period. This return is then annualized by multiplying the result times 365/7. That is, the amount of income generated by the investment during that week is assumed to be generated over an annual period and is shown as a percentage of the net investment income and does not include realized or unrealized gains or losses. "Effective yield" is based on current yield and the distribution of dividends monthly. When annualized, that income earned from the investment is assumed to be reinvested weekly. Effective yield will be slightly higher than current yield because of the compounding effect of this assumed reinvestment.

Yield on shares of the Fund may fluctuate daily and does not provide a basis for determining future yields. Yield is not guaranteed nor is the principal of the Fund insured. In comparing the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits and other money market funds), investors should consider differences between the Fund and the alternative investments, including differences in the periods and methods used in calculating the yields being compared. In addition, unlike the Fund, deposit accounts at financial institutions are generally insured by the Federal Deposit Insurance Corporation and do not fluctuate to the extent of the Fund..

The Prospectus may be in use for several months and accordingly, it can be expected that yields will fluctuate substantially from the example shown above.

From time to time the Fund may quote its yield in advertisements or in reports and other communications to shareholders. The Fund's yield changes in response to fluctuations in interest rates and in the Fund's expenses. Consequently, any given yield quotations should not be considered as representative of what the Fund's yields may be for any specified period in the future.

Yield information may be useful in reviewing performance of the Fund and for providing a basis for comparison with other investment alternatives. However, the Fund's yields will fluctuate, unlike other investments which may pay a fixed yield for a stated period of time.

Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of it shares will likely be invested in instruments producing lower yields in the balance of the Fund's holdings, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Advertisements and other sales literature may from time to time include comparative performance information including data relating to the yield on deposits at banking and savings and loan institutions (including savings accounts, interest bearing checking accounts, NOW accounts and money market deposit accounts). Yields are compiled periodically by the Advisor from a survey of banking and savings and loan institutions and from reports published by major newspapers. Additionally, such advertisements and other sales literature may include references to yield information compiled by IBC's MONEY FUND REPORT, THE BANK RATE MONITOR, BANXQUOTE and other recognized industry sources. Demand and savings deposit accounts at banking and savings and loan institutions are generally FDIC-insured and such yields generally do not fluctuate to the extent of the Fund.

DIVIDENDS

The daily net income of the Fund is declared as a dividend each business day to holders of record immediately before 3:00 p.m. Des Moines time. Dividends are credited to shareholders' accounts each business day and distributed monthly. Dividends are automatically reinvested in the Fund unless cash payment has been selected on the Account Application. If a shareholder elects to receive dividends and/or distributions in cash and the checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation. If a shareholder redeems the entire amount in his account during the month, dividends credited to the account from the beginning of the month through the date of redemption are paid with the redemption proceeds.

For purposes of calculating dividends, daily net income consists of interest earned, including the amortization of any discount or premium to the date of maturity, less accrued expenses of the Fund since the previous business day. Monthly dividend distributions are reinvested in additional shares unless the shareholder has requested payment in cash. A statement summarizing account activity and a check for the amount of any dividends the shareholder may have requested to be paid in cash are normally mailed monthly.

The Fund attempts to maintain its net asset value at $1.00 per share. See "Valuing the Fund's Shares" on page 6. While this is expected to be possible under most conditions, should the Fund incur or anticipate any unusual expenses, loss, depreciation, gain or appreciation which would affect either net asset value per share or income, the Board of Directors of the Fund will consider whether to adhere to the dividend policy previously described or revise it in light of the existing circumstances.

If the Fund's net asset value per share were reduced, or was expected to be reduced, below $.995, the Board of Directors might temporarily suspend or reduce dividend payments in order to maintain a net asset value of $1.00 per share. As a result of such suspension or reduction of dividends, an investor might receive less income during a given period than he might otherwise. Such expenses, losses or depreciation might therefore result in an investor receiving no dividends for the period he held his shares and receiving upon redemption a price per share lower than the price he paid.

In its endeavor to maintain net asset value at $1.00 per share, the Fund is required to adhere to certain conditions of Rule 2a-7 promulgated by the Securities and Exchange Commission which permits the Fund to value its assets at their amortized cost. These conditions require that: (1) the Fund seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value and, in no event, longer than 90 days; (2) the board of directors of the Fund undertake to assure, to the extent reasonably practicable, when taking into account current market conditions affecting its investment objective, that the Fund's market-based net asset value per share (that is, its net asset value computed on the basis of available market quotations and estimates) will not deviate from $1.00; and (3) the Board of Directors consider reducing or suspending dividend payments if the market-based net asset value per share declines below $.995.

TAXATION

The Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code since its inception, and intends to qualify as a regulated investment company in the current fiscal year by meeting certain requirements relating to the sources of its income, diversification of its assets and distributing substantially all of its taxable net income, including any realized capital gains, and thus will not incur any Federal income taxes. Shareholders will receive taxable dividend income or capital gains, as the case may be, from distributions whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the Federal income tax status of all dividends and distributions paid during the year.

Dividends derived from interest on tax-exempt debt obligations owned by the Fund are intended to constitute "exempt-interest dividends" which are generally not Federally taxable to Fund shareholders. Dividends derived from other interest and the realization of capital gains are taxable to shareholders whether or not reinvested. The Fund will elect to qualify as a "regulated investment company," and will distribute annually substantially all of its tax-exempt interest and other income, including realized capital gains, and will thus not be liable for Federal income taxes. Fund expenses will be allocated between tax-exempt and taxable income in the same proportion as the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Promptly after the end of each year, each shareholder will receive a statement setting forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. Daily dividends derived from taxable interest will be designated as taxable in the same percentage as the actual taxable income earned bears to total income earned on that day.

In accordance with the Internal Revenue Code, interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Dividends may also be subject to state and local taxation. The Fund may not be a suitable investment for any person who is a "principal user" or "related person," as defined in Section 144 of the Internal Revenue Code, of certain facilities if qualified small issue bonds used to finance such facilities are owned by the Fund.

This discussion of the Fund's tax matters is only a summary and relates principally to Federal tax matters. Thus, shareholders are encouraged to consult with their personal tax advisors.

MANAGEMENT

Directors and Officers, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person", as defined in the Investment Company Act, is indicated by an asterisk.

     * David W. Miles, age 40, Director.
     President, Treasurer and Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.

     * Mark A. McClurg, age 44, President and Director.
     Vice  President,   Secretary  and  Senior  Managing   Director,   Investors
     Management Group, and IMG Financial Services, Inc.

     Johnny Danos, age 57, Director.
     President, Danos, Inc., a personal investment company, 1994-Present; Audit Partner, KPMG Peat Marwick, 1963-1994.

     Debra Johnson, age 36, Director.
     Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.

     Edward J. Stanek, age 50, Director.
     CEO, Iowa Lottery, a government operated lottery.

     Ruth L. Prochaska, age 44, Secretary.
     Controller/Compliance Officer, Investors Management Group, and IMG Financial Services, Inc.

The address for Messrs. Miles, McClurg, and Ms. Prochaska is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

As of the date hereof, Officers and Director beneficially owned no more than 1 percent of the shares of common stock of any of the Company's Funds or of the Company's Funds in the aggregate.

Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the Advisor do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Funds who are not so affiliated with the Advisor receive $250 for each Board of Directors meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.




                               COMPENSATION TABLE

      (1)                          (2)                    (3)                      (4)                       (5)
                                Aggregate         Pension or Retire-            Estimated            Total Compensation
Name of                         Compensa-            ment Benefits               Annual                From Registrant
 Person,                        tion From         Accrue As Part of           Benefits Upon           and Fund Complex
Position                       Registrant            Fund Expenses             Retirement             Paid to Director
_______________________________________________________________________________________________________________________
David W. Miles                 $      0              $       0                  $    0                  $       0
Director

Mark A. McClurg                       0                      0                       0                          0
President &
Director

Johnny Danos                       1,000                     0                       0                      1,000
Director

Debra Johnson                      1,000                     0                       0                      1,000
Director

Edward J. Stanek                   1,000                     0                       0                      1,000
Director

MANAGEMENT OF THE ADVISOR. David W. Miles and Mark A. McClurg each beneficially own more than 20 percent of the outstanding voting securities of the Advisor and are deemed to be control persons of the Advisor. Senior Managing Directors of Investors Management Group are David W. Miles and Mark A. McClurg. They intend to devote substantially all their time to the operation of the Advisor.

THE INVESTMENT ADVISORY AGREEMENT

The Advisor furnishes continuous investment supervision to the Fund under an Investment Advisory Agreement (the "Management Agreement"). For its services the Advisor is entitled to receive a fee, computed and accrued daily and payable monthly at the rate of 0.35 percent of the average daily closing net asset value of the Fund.

From time to time, the Advisor may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of the Fund without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for the Fund and increasing the Fund's overall yield to investors at the time any such amounts are waiver and/or absorbed. The Advisor may not seek reimbursement of such waived fees at a later date.

Under the Management Agreement, the Advisor agrees to provide a continuous investment program for the Fund including investment research and management with respect to all securities and investments. This would include the solicitation and approval of commercial banks selected as Participating Banks from which the Fund may purchase participation interests in short-term loans subject to Liquidity and Servicing Agreements or which may issue irrevocable letters of credit to back the demand repayment commitments of borrowers. A careful review of the financial condition and loan loss record of a prospective bank will be undertaken prior to the bank being approved to enter into a Liquidity and Servicing Agreement and, once approved, a Participating Bank's financial condition and loan loss record will be reviewed at least annually thereafter.

The principal criteria which the Advisor will consider in approving, rejecting or terminating Liquidity and Servicing Agreements with Participating Banks will include a bank's (a) ratio of capital to deposits; (b) ratio of loan charge offs to average loans outstanding; (c) ratio of loan loss reserves to net loans outstanding; and (d) ratio of capital to total assets. Ordinarily, the Advisor will recommend that the Fund not enter into or continue a Liquidity and Servicing Agreement with any bank whose ratios (as described above) are less favorable than the average of all Iowa banks. The Advisor will also consider a bank's classified loan experience, historical and current earnings and growth trends, quality and liquidity of investments and stability of management and ownership. Typically, the Advisor will utilize a variety of information sources; including, annual audited financial statements, unaudited interim financial statements, quarterly reports of condition and income filed with regulatory agencies and periodic examination reports (if available) and reports of federally insured banks concerning past-due-loans, renegotiated loans and other loan problems.

The Advisor has also agreed to reimburse the Fund, up to the amount of the advisory fees paid to the Advisor, to the extent that the total annual expenses of the Fund, exclusive of all taxes, interest, brokers' commissions and other related charges but including fees paid to the Advisor, exceed the most restrictive limits prescribed by any state in which the Fund's shares may eventually be offered for sale. The Fund believes that it presently is not subject to any such restrictions.

The Management Agreement will continue in effect as long as it is approved annually by a majority of those directors who are not parties to the Management Agreement or "interested persons" of such parties and by either the board of directors of the Fund or a majority of the outstanding voting securities of the Fund. The Management Agreement which was approved by the Fund's directors, as described above, on November 3, 1997 may be terminated by either party without penalty on 60 days' written notice and will automatically terminate in the event of its assignment.

The Management Agreement provides that neither the Advisor nor any of its officers or directors, agents or employees will have any liability to the Fund or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments or for any other act or omission in the performance of its duties as investment advisor under the Management Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Management Agreement.

OTHER INFORMATION

FEDERAL HOLIDAYS. The Fund will be closed for business and, therefore, will not accept purchase or redemption orders nor calculate net asset value, on all Federal Holidays -- currently New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Veterans Day and Christmas Day.

PORTFOLIO TRANSACTIONS. Subject to policies set forth by the board of directors of the Fund, the Advisor is authorized to determine, consistent with the Fund's investment objectives and policies, which securities will be purchased, sold and held by the Fund. Most of the Fund's portfolio securities will be purchased on a principal basis directly from the issuer, from banks, underwriters or market makers and, thus, will not involve payment of a brokerage commission. There were no "agency" transactions in the last three fiscal years and hence, no brokerage commissions paid. Such purchases may include a discount, concession or mark-up retained by an underwriter or dealer. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best available price and most favorable execution on brokerage transactions. Some of the portfolio transactions may be directed to brokers who furnish special research and statistical information or services rendered in the execution of orders which are of benefit to the Advisor. These may include advice or information with respect to particular securities or issuers, information concerning general market or economic conditions and the obtaining of information from brokers, underwriters or market makers. While no dollar value can be placed on such information or services, it allows the Advisor to supplement its own research and analysis activities which can reduce its costs but not those of the Fund.

REPORTS TO SHAREHOLDERS. Semiannual and annual reports will include financial statements which, in the case of the annual report, will be reported upon by the Fund's independent auditors, KPMG Peat Marwick LLP. The Annual Report is incorporated herein by reference into the Fund's Statement of Additional Information and is available upon request without charge by calling the number on the cover page of this Statement of Additional Information.

SHAREHOLDER MEETINGS. The Maryland Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate Bylaw provisions and may not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Bylaws also contain procedures for removal of Directors by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than 10 percent of all the votes entitled to be cast at such meeting, the Secretary of the Funds shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 percent of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender or the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS. As of the date hereof o the knowledge of the Fund, no other shareholders owned beneficially as of the record date five percent or more of the Fund's outstanding shares and the Fund's officers and directors as a group owned less than 1 percent of the Fund's shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. AMCORE Financial Group, N.A., 501 seventh Street, Rockford, Illinois 61110-0037, (the "Custodian") serves as the Fund's custodian. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund investment, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. IMG serves as the Fund's Transfer Agent and Dividend Paying Agent.

INDEPENDENT AUDITORS. KPMG Peat Marwick LLP, 2500 Ruan Center, Des Moines, Iowa 50309, has been selected unanimously by the members of the board of directors of the Fund who are not interested persons of the Fund as the Fund's independent auditors to examine the books and securities of the Fund and to report upon the financial statements of the Fund.

                                   APPENDIX A

         DESCRIPTION OF BOND RATINGS. The Fund invests in tax-exempt debt obligations, including both bonds and notes, rated in the top two grades by Moody's and S & P. These ratings have to do with the financial strength of the issuer of the obligations at the time they are first issued. The ratings do not reflect opinions regarding the market value or the marketability of the obligations. Both could be affected by a change in rating, however. Moody's four highest ratings are Aaa, Aa, A and Baa. S & P's are AAA, AA, A and BBB.

         Bonds rated Aaa or AAA are judged to be of the best quality. Interest and principal are secure with market prices responsive to changes in interest rates.

         Bonds rated Aa or AA are also judged to be of high quality although interest and principal do not enjoy the margin of safety that would be true of bonds rated Aaa or AAA. Long-term risks would be somewhat greater also, with price fluctuations primarily the result of interest rate changes.

         Bonds rated A by the two rating agencies are considered to be of upper medium grade. While interest and principal protection is judged to be adequate, it could be susceptible to future impairment. While the price of such obligations will be affected principally by interest rate fluctuations, economic conditions will also have an impact.

         Bonds  rated  Baa or  BBB  are  considered  medium  grade  obligations.
Interest and principal are adequately secure over the short-term but the obligations may be somewhat speculative. Changing economic conditions may also impact the security of the indebtedness resulting in market prices being more affected by changes therein than by interest rate fluctuations.

         TAX-EXEMPT NOTE AND COMMERCIAL PAPER RATINGS. Ratings for tax-exempt notes are designated "MIG" (Moody's Investment Grade) by Moody's. Notes rated MIG-1 are the highest quality and enjoy excellent protection by virtue of established cash flows available for debt service or ready access to the market for refinancing, or both.

         Notes rated MIG-2 are high quality with ample cash flow protection although less than available to obligations bearing the top rating.

         Notes rated MIG-3 are of good quality as measured by the relevant factors associated with credit-worthiness. However, the unquestioned financial strength ascribed to issues in the two preceding rating categories is lacking and ready access to the market for refinancing is less well established.

         Tax-exempt commercial paper rated Prime-1 (P-1) by Moody's is supported by the issuer's superior capacity to repay, while commercial paper rated Prime-2 (P-2) is backed by strong repayment capacity.

         S & P's commercial rating A-1 indicates the obligations enjoy extremely strong credit backing in terms of the issuer's capacity to repay, while an A-2 rating indicates strong issuer repayment capacity exists.

                                   APPENDIX B

Tax-Exempt vs. Taxable Yields. Set forth below is a table which may be used to compare equivalent taxable yields to tax-exempt rates of return based upon the investor's level of taxable income. The rates shown are those in effect under the Internal Revenue Code as of January 1, 1997 through December 31, 1997.

                                                    Marginal     The following TAX-EXEMPT INTEREST RATES:
      TAXABLE INCOME *               Single          Income        3.5%     4.0%       4.5%      5.0%      5.5%      6.0%      6.5%
        Joint Return                 Return            Tax
                                                     Bracket  Equal the  TAXABLE
INTEREST RATES shown below:
  $   6,450  -    $ 45,450  $    2,650 - $  26,150   15.0%       4.12%      4.71%     5.29%     5.88%      6.47%     7.06%     7.65%
     45,450  -     92,850       26,150 -    55,500   28.0%       4.86%      5.56%     6.25%     6.94%      7.64%     8.33%     9.03%
     92,850  -    156,000       55,500 -   126,150   31.0%       5.07%      5.80%     6.52%     7.25%      7.97%     8.70%     9.42%
    156,000  -    275,300      126,150 -   272,550   36.0%       5.47%      6.25%     7.03%     7.81%      8.59%     9.38%    10.16%
             Over 275,300            Over 272,550    39.6%       5.79%      6.62%     7.45%     8.28%      9.11%     9.93%    10.76%
  Maximum Corporate Rate                     34.0%   5.30%       6.06%      6.82%     7.58%     8.33%      9.09%     9.85%

* Net amount subject to Federal income tax after deductions and exemptions. Assumes alternative minimum tax is not applicable and receipt of tax-exempt interest does not cause any portion of social security benefits received to become taxable to the taxpayer.
State tax considerations are excluded.

                       STATEMENT OF ADDITIONAL INFORMATION


                                VINTAGE BOND FUND
                          IMG Financial Services, Inc.
                                2203 Grand Avenue
                            Des Moines, IA 50312-5338

                            Telephone: 1-515-244-5426
                            Toll-Free: 1-800-798-1819


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Vintage Bond Fund, (the "Fund"), dated January 16, 1998. Requests for copies of the Prospectus should be made by writing to Vintage Bond Fund, 2203 Grand Avenue, Des Moines, IA 50312-5338; or by calling one of the numbers listed above.


































      This Statement of Additional Information is dated January, 16, 1998.

                             IMG MUTUAL FUNDS, INC.
                                TABLE OF CONTENTS

                                                                       Page No.
                                                                       --------
INVESTMENT POLICIES AND TECHNIQUES....................................     3
         Fixed Income Securities......................................     3
         Illiquid Securities..........................................     4
         Delayed Delivery Transactions................................     5
         Stripped Mortgage-Backed Securities..........................     6
         Reverse Repurchase Agreements................................     6
         Securities Lending...........................................     6
         Loan Participations and Other Direct Indebtedness............     7
         Futures Contracts............................................     8
         Federal Tax Treatment of Futures Contracts...................    11
         Options on Futures...........................................    11
         Covered Call and Put Options.................................    12
         Over-The-Counter Options.....................................    14
         Spread Transactions..........................................    15
         Federal Tax Treatment of Options.............................    15
         Certain Considerations Regarding Options.....................    16
         Asset Coverage for Futures and Options Positions.............    16
         Low-Rated and Comparable Unrated Fixed Income Securities.....    16
INVESTMENT RESTRICTIONS...............................................    18
DIRECTORS AND OFFICERS ...............................................    21
COMPENSATION TABLE....................................................    22
PRINCIPAL SHAREHOLDERS................................................    22
MANAGEMENT OF THE FUND................................................    23
FUND TRANSACTIONS AND BROKERAGE.......................................    27
TAXES    .............................................................    28
DETERMINATION OF NET ASSET VALUE......................................    28
SHAREHOLDER SERVICES..................................................    29
         Systematic Withdrawal Plan...................................    29
         Automatic Investment Plan....................................    29
         General Procedures for Shareholder Accounts..................    30
         Telephone Exchange Privilege and Automatic Exchange Plan.....    30
SHAREHOLDER MEETINGS..................................................    30
VALUATION OF FUND SECURITIES..........................................    31
PERFORMANCE INFORMATION...............................................    32
GENERAL INFORMATION...................................................    34
REPORTS TO SHAREHOLDERS...............................................    35
INDEPENDENT AUDITORS..................................................    35
APPENDIX A............................................................    36

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 16 1998, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund.

This Statement of Additional Information does not constitute an offer to sell securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in detail in the
Prospectus under the captions "INVESTMENT OBJECTIVES AND POLICIES" and "IMPLEMENTATION OF POLICIES AND RISKS".

FIXED INCOME SECURITIES

The Fund is invested primarily in Fixed Income Securities. These include, without limitation, the following:

1. U.S. government securities, including bills, notes, bonds, and other debt securities differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or are issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

2. Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are nonnegotiable, they will be considered illiquid securities and be subject to the Fund's 10 percent restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund will not generally be fully insured.

3. Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4. Repurchase agreements which involve purchases of debt securities. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The value of the collateral is monitored at the time the transaction is consummated and at all times during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to become subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6. Commercial paper consists of short-term unsecured promissory notes, including variable rate and master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and the corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. In purchasing commercial paper, the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) will be evaluated and will continuously be monitored because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories of a nationally recognized statistical rating organization ("NRSRO") or unrated commercial paper which is of comparable quality.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities, which include restricted securities (privately placed securities) and other securities without readily available market quotations. However, the Fund will not acquire such securities and other illiquid securities or securities without readily available market quotations, such as repurchase agreements maturing in more than seven days, options traded in the over-the-counter market, and private issuer interest-only and principal-only stripped mortgage-backed securities, if as a result they would comprise more than 10 percent of the value of the Fund's net assets.

The Board of Directors has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the 10 percent limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), may be considered liquid. The Board of Directors has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations, and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days and other securities that are not readily marketable, are currently considered illiquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10 percent of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take steps as deemed advisable, if any, to protect liquidity.

DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell securities on a delayed delivery or when-issued basis. (See "IMPLEMENTATION OF POLICIES AND RISKS -- Delayed Delivery Securities" in the Prospectus.) These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for the securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets; i.e., readily marketable debt securities, U.S. government securities and/or cash, in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The Fund may dispose of or renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

STRIPPED MORTGAGE-BACKED SECURITIES

As described in the Prospectus, the Fund may invest a portion of their assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets; i.e., readily marketable debt securities and U.S. government securities, in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by the Fund's Advisor, Investors Management Group ("IMG").

SECURITIES LENDING

Each of the Fund may seek to increase its income by lending Fund securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange ("NYSE") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Investment of the collateral underlying the Fund's securities lending activities will be limited to short-term, liquid debt securities. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed to be of good standing, and when the consideration which could be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30 percent of the value of the Fund's total assets.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

Each of the Fund may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their rights against the borrower. Alternately, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade claims or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which the Fund will purchase, the Advisor will rely upon their own credit analysis of the borrower (and not that of the original lending institution). As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund's investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risk to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Advisor's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Advisor determines that any such investments are illiquid, the Fund will include them in the investment limitations on Illiquid Securities described above.

FUTURES CONTRACTS

The Fund may enter into interest rate futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decline in the market value of its securities and purchases of Futures as an offset against the effect of expected declines in interest rates.

The Fund will not enter into Futures Contracts for speculation and will, to the extent required by regulatory authorities, enter only into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and, if applicable, underlying financial instruments. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC.")

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively, and perhaps at a lower cost, through using Futures Contracts, since Futures Contracts involve fewer transaction costs than options on securities transactions.

The Fund will not enter into a Futures Contract if, as a result thereof, (i) more than 30 percent of the Fund's net assets would be represented by Futures Contracts (including the then current aggregate Futures market prices of financial instruments required to be delivered under open Futures Contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open Futures Contract purchases) or (ii) more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin deposits on such Futures Contracts and options on Futures Contracts.

An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specified instrument (debt security) for a specified price at a designated date, time, and place. Transactions costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction cost must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular

Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction in which the underlying financial instrument is not delivered pursuant to an interest rate Futures Contract, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery is required (i.e., on a specified date in September, the "delivery month") by the purchase of one Futures Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators". Hedgers, such as the Fund, whose business activity involves investment or other commitments in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or financial markets.

A public market exists in interest rate Futures Contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures Contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures Contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures Contracts.

The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that approximately 75 percent of such Futures Contract purchases will be "completed"; that is, upon the sale of these long Futures Contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5 percent of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expect to earn interest income on margin deposits.

The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and fluctuations in the general level of stock prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of the Futures Contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variation in speculative market demand for Futures and for debt securities, including technical influences in Futures trading and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. For example, in the case of interest rate Futures Contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the Futures Contract may differ from the financial instruments held in the Fund. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, interest rate or market trends.

Because  of the low  margin  deposits  required,  Futures  trading  involves  an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10 percent of the value of the Futures Contract is deposited as margin, a subsequent 10 percent decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15 percent decrease would result in a loss equal to 150 percent of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures or Futures option position. The Fund would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

For federal income tax purposes, the Fund is required to recognize at the end of each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Except for transactions in Futures Contracts which the taxpayer elects to classify as part of a "mixed straddle", any gain or loss recognized with respect to a Futures Contract is considered to be 60 percent long-term capital gain or loss and 40 percent short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction classified as a "mixed straddle", the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90 percent of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities, and other income (including gains on options and Futures Contracts)) derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90 percent requirement. For purposes of applying these tests any increase in value on a position that is part of a designated hedge will be offset by any decrease in value (whether or not realized) on any other position that is part of such hedge.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

OPTIONS ON FUTURES

The Fund may also purchase put and write call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use its options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities. (See "Covered Call and Put Options" below.) The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities against the risk of declining market prices. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities being hedged. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities that were being hedged.

As with investments in Futures Contracts, the Fund is also required to deposit and maintain margin with respect to options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contracts (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts also depends on the ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. (See "Futures Contracts".)

Neither Fund will purchase or write options on Futures Contracts if, as a result
(i) the aggregate market value of all Fund securities covering the Fund's options (including options on Futures Contracts and Fund securities) exceeds 25 percent of the Fund's net assets; (ii) the value of all options (including options on Futures Contracts and Fund securities) exceeds 5 percent of the Fund's total assets; (iii) the aggregate premiums paid for all options (including options on Futures Contracts and Fund securities) held exceeds 5 percent of the Fund's net assets; or (iv) more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts and options on Futures Contracts.

COVERED CALL AND PUT OPTIONS

The Fund may write (sell) covered call options and purchase options to close out options previously written by the Fund. The purpose of writing covered call options is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Although premiums may be generated through the use of covered call options, the Advisor does not consider such premiums as the primary reason for writing covered call options.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, such writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option the writer previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, the writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A put option gives the holder (buyer) the right to sell a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund will only write covered call options and purchase covered put options. This means that the Fund will only write a call option or purchase a put option on a security that the Fund already owns. The Fund will not write call options on when-issued securities. The Fund will write covered call options and purchase covered put options in standard contracts, which may be quoted on NASDAQ or on national securities exchanges, or write covered call options with and purchase covered put options directly from investment dealers meeting the creditworthiness criteria of the Advisor. In order to comply with the requirements of the securities laws in several states, the Fund will not write a covered call option or purchase a put option on Fund securities if, as a result,
(i) the aggregate market value of all Fund securities covering the Fund's options (including options on Futures Contracts and Fund securities) exceeds 25 percent of the Fund's net assets; (ii) the value of all options (including options on Futures Contracts and Fund securities) exceeds 5 percent of the Fund's total assets; or (iii) the aggregate premiums paid for all options (including options on Futures Contracts and Fund securities) held exceeds 5 percent of the Fund's net assets.

Securities on which put options will be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving Fund securities only when a temporary defensive position is desirable in light of market conditions and the Fund will hold the Fund security. As a result, the purchase of put options will be utilized to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit they might otherwise have realized in their underlying security by the premium paid for the put option and by transaction costs. The securities covering the call option will be maintained in a segregated account of the Custodian. The Fund do not consider a security covered by a call option or put option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's Statement of Assets and Liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction or the delivery of the underlying security upon the exercise of the option.

The Fund will only purchase a call option to close out a covered call option it has written. The Fund will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than the transaction costs applicable to purchases and sales of Fund securities.

Call options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it rather than delivering such security from its portfolio. In such cases additional transaction costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

OVER-THE-COUNTER OPTIONS

Subject to restrictions on investments in Illiquid Securities, and its own investment limitations, the Fund may invest in over-the-counter options. Unlike transactions entered into by the Fund in Futures Contracts or exchange-traded options, over-the-counter options on securities are not traded on contract markets regulated by the CFTC or the United States Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency, metal or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

SPREAD TRANSACTIONS

The Fund may purchase from securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put or sell a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high-quality and lower-quality securities). Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the Fund's custodian. The Fund do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets.

FEDERAL TAX TREATMENT OF OPTIONS

Certain option transactions have special tax results. Expiration of a call option written by the Fund will result in a short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

If the Fund writes options other than "qualified covered call options", as defined in the Code or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving "non-equity options" and options on Futures Contracts, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60 percent long-term and 40 percent short-term gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year and gain or loss recognized for federal income tax purposes in accordance with the 60/40 rule discussed above even though the position has not been terminated.

CERTAIN CONSIDERATIONS REGARDING OPTIONS

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

The Fund will comply with regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies. The Fund will set aside cash, and other liquid, high grade debt securities in a segregated custodial account to cover their obligations under options and futures transactions. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of the Fund's assets may force the Fund to close out futures and options positions and/or liquidate other Fund securities, any of which may occur at disadvantageous prices, in order for the Fund to meet redemption requests or other current obligations.

LOW-RATED AND COMPARABLE UNRATED FIXED INCOME SECURITIES

The Fund may invest up to 25 percent of its total assets in non-Investment-Grade Debt Securities. Non-Investment-Grade Debt Securities (hereinafter referred to as "junk bonds" or "low-rated and comparable unrated securities") include (i) bonds rated as low as "Ba" by Moody's Investors Service, Inc. ("Moody's"), or "BB" by Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch") or Duff & Phelps, Inc. ("D&P") or of similar quality by another NRSRO; and (ii) unrated debt securities of comparable quality.

Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. Refer to Appendix B of this Statement of Additional Information for a discussion of securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate development to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than that of issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund's net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its Fund securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

         PAYMENT EXPECTATIONS. Low-rated and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments owned by the Fund and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. As a result, the Fund's asset value and the Fund's ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's securities. Market quotations are generally available on many low-rated and comparable unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

         NEW AND PROPOSED LEGISLATION. Legislation has been adopted and, from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such securities, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

                             INVESTMENT RESTRICTIONS

The Prospectus sets forth the investment objectives and policies applicable to the Fund under the caption "INVESTMENT OBJECTIVES AND POLICIES". The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of an investment by the Fund, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction.

The Fund's "fundamental" investment restrictions may be changed by the Fund without the approval of a majority of its shareholders, which means the vote at any shareholder meeting of the Fund, of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental, and may be changed without shareholder approval.

Except as otherwise stated, the following fundamental restrictions apply to the Fund. The Fund may not individually:

1. Purchase the securities of any issuer if such purchase would cause, as to 75 percent of the Fund's total assets, more than 5 percent of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any instrumentality thereof), or purchase more than 10 percent of the outstanding voting securities of any one issuer, or more than 10 percent of the outstanding securities of any class.

2. Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of the Fund's net assets at the time the borrowing is incurred; provided, however, that the Fund may enter into transactions in options, futures and options on futures. The Fund will not purchase securities when borrowings exceed 5 percent of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

3. Invest in commodities or physical commodity contracts. However, the Fund may purchase and sell financial futures contracts and options on such contracts.

4. Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with their investment objectives and policies,
       (ii) enter into repurchase agreements, and (iii) lend Fund securities against collateral (consisting of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) equal at all times to not less than 100 percent of the value of the securities loaned provided no such loan may be made if as a result the aggregate of such loans of the Fund's securities exceeds 30 percent of the value of the Fund's total assets.

5. Invest in real estate, although they may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.     Issue senior securities, bonds or debentures.

7. Underwrite securities of other issuers, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held by it.

8. Invest in the securities of a company for the purpose of exercising control or management.

9. Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

10. oncentrate investments in any industry. However, the Fund may invest up to 25 percent of the value of its total assets in any one industry.

The following limitations are not fundamental and may be changed without shareholder approval. The Fund do not currently intend to:

A. Purchase securities of any company having less than three years of continuous operation (including the operations of any predecessors) if the purchase would cause the value of the Fund's investments in all such companies to exceed 5 percent of the value of its net assets.

B. Enter into a Futures Contract or an option thereon unless if, as a result thereof, (i) the then current aggregate futures market prices of instruments required to be delivered under open Futures Contract sales plus the then current aggregate purchase prices of instruments required to be purchased under open Futures Contract purchases would not exceed 30 percent of the Fund's net assets (taken at market value at the time of entering into the contract) and (ii) not more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts or options on Futures Contracts. Transactions in Futures Contracts or options thereon may be entered into only for hedging purposes.

C. Engage in the purchase and sale of put, spread or call options on specific securities or Futures Contracts, or engage in writing such options, except that the Fund may, subject to the provisions of Items B and D, (i) purchase warrants where the grantor of the warrants is the issuer of the underlying securities, provided that not more than 5 percent of the Fund's net assets may be invested in such warrants; (ii) purchase covered spread options, provided that the value of such options at any time does not exceed 5 percent of the Fund's net assets; (iii) write covered call options, and purchase covered put options with respect to all of its Fund securities and enter into closing transactions with respect to such options; and (iv) write call options and purchase put options on Futures Contracts and enter into closing transactions with respect to such options.

D. Purchase or write options on specific securities, Futures Contracts and indexes if as a result thereof, (i) the aggregate market value of all Fund securities covering such options (including options on Futures
       Contracts and Fund securities) exceeds 25 percent of the Fund's net assets; (ii) the value of all such options (including options on Futures Contracts and Fund securities) exceeds 5 percent of the Fund's total assets; (iii) the aggregate premiums paid for all such options (including options on Futures Contracts and Fund securities) held exceeds 5 percent of the Fund's net assets; or (iv) more than 5 percent of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts and options on Futures Contracts.

E. Invest more than 10 percent of any Fund's total assets in securities of other open-end investment companies, invest more than 5 percent of total assets in the securities of any one investment company, or acquire more than 3 percent of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

F. Borrow money, except (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
       (2)). The Fund may not purchase any security while borrowings representing more than 5 percent of its total assets are outstanding.

G. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an Officer or Director of the Fund or its Advisor if, or so long as, the Officers and Directors of the Fund and of the Advisor together own beneficially more than 5 percent of any class of securities of the issuer.

H. Invest in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

For further discussion of the limitations of the Fund's investments which are not fundamental and may be changed without shareholder approval, see "INVESTMENT POLICIES AND TECHNIQUES" above.

                             DIRECTORS AND OFFICERS


Directors and Officers, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person", as defined in the Investment Company Act, is indicated by an asterisk.


     *David W. Miles, age 40, Director.
     President, Treasurer and Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.


     *Mark A. McClurg, age 44, President and Director.
     Vice  President,   Secretary  and  Senior  Managing   Director,   Investors
     Management Group, and IMG Financial Services, Inc.


     Johnny Danos, age 57, Director.
     President, Danos, Inc., a personal investment company, 1994-Present; Audit Partner, KPMG Peat Marwick, 1963-1994.


     Debra Johnson, age 36, Director.
     Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.


     Edward J. Stanek, age 50, Director.
     CEO, Iowa Lottery, a government operated lottery.


     Ruth L. Prochaska, age 44, Secretary.
     Controller/Compliance Officer, Investors Management Group, and IMG Financial Services, Inc.


The address for Messrs. Miles, McClurg, and Ms. Prochaska is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

As of the date hereof, Officers and Director beneficially owned no more than 1 percent of the shares of common stock of the Fund.

Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the Advisor do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Fund who are not so affiliated with the Advisor receive $250 for each Board of Directors meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.


                               COMPENSATION TABLE

      (1)                          (2)                    (3)                      (4)                       (5)
                                Aggregate         Pension or Retire-            Estimated            Total Compensation
Name of                         Compensa-            ment Benefits               Annual                From Registrant
 Person,                        tion From         Accrue As Part of           Benefits Upon           and Fund Complex
Position                       Registrant            Fund Expenses             Retirement             Paid to Director
-----------------------------------------------------------------------------------------------------------------------
David W. Miles                 $      0              $       0                  $    0                  $       0
Director

Mark A. McClurg                       0                      0                       0                          0
President &
Director

David Lundquist                   1,000                      0                       0                      1,000
Chairman &
Director

Johnny Danos                      1,000                      0                       0                      1,000
Director

Debra Johnson                     1,000                      0                       0                      1,000
Director

Edward J. Stanek                  1,000                      0                       0                      1,000
Director

MANAGEMENT OF THE ADVISOR. David W. Miles and Mark A. McClurg each beneficially own more than 20 percent of the outstanding voting securities of the Advisor and are deemed to be control persons of the Advisors. Senior Managing Directors of Investors Management Group are David W. Miles and Mark A. McClurg. They intend to devote substantially all their time to the operation of the Advisor.

                             PRINCIPAL SHAREHOLDERS

As of December 31, 1997, the following persons owned 5 percent or more of the outstanding shares of the Fund:

                                  SELECT SHARES

       Name                          Amount                % Ownership
Reichardt, Douglas                  $376,007                  12.44
Flagg, Donna B                       313,207                  10.36
Swanson, Margaret B                  189,815                   6.28
Oakridge Neighborhood                186,667                   6.18
Eyerly Ball                          160,571                   5.31

                              INSTITUTIONAL SHARES

       Name                          Amount                % Ownership
The Sargent Group                 $1,477,674                  43.15
Science Center of Iowa               484,973                  14.16
Friends of Faith                     480,564                  14.03
Child, Tom                           215,391                   6.29
SCRS Investments                     175,911                   5.14


                             MANAGEMENT OF THE FUND

THE ADVISOR

The Fund's advisor is Investors Management Group ("IMG" or the "Advisor"), a registered investment advisor incorporated in the state of Iowa A brief description of the Fund's investment advisory agreement is set forth in the Prospectus under "MANAGEMENT".

The Advisory Agreement, (the "Advisory Agreement"), was approved by the initial shareholder on November 17, 1994. The Advisory Agreement is required to be approved annually by the Board of Directors of the Fund or by a vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by IMG. In addition, the Advisory Agreement will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, IMG is responsible for all day-to-day management of the Fund, subject to the supervision of the Fund's Board of Directors.

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA, have managed the Fund since inception.

         JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. He received his Masters of Business Administration degree from Drake University and his Bachelor of Business Administration degree from the University of Iowa.

         KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration degree from Drake University and her Bachelor of Science degree in agricultural engineering from Iowa State University.

         ELIZABETH S. PIERSON, VICE PRESIDENT AND SENIOR FIXED INCOME MANAGER. AMCORE Capital Management, Inc. (or a predecessor) since 1984 when she began her investment career. AMCORE Capital Management, Inc., was merged with IMG in December 1997. She has a B.S. degree from the University of Illinois, Champaign-Urbana and is a Chartered Financial Analyst. She has been responsible for investment management and credit responsibilities in numerous individually managed advisory portfolios.

IMG is responsible for investment decisions and supplies investment research and Fund management. At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund.

Except for the expenses expressly assumed by IMG as set forth above or as described below with respect to the distribution of the Fund's shares, the Fund are responsible for all their other expenses, including, without limitation, governmental fees, interest charges, taxes, membership dues in the Investment
Company Institute allocable to the Fund, brokerage commissions, and other expenses connected with the execution, recording and settlement of Fund security transactions; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of registering or qualifying shares for sale; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums; fees and expenses of the Fund's custodian including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; compensation and expenses of Directors who are not "interested persons" of the Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with IMG Financial Services, Inc. requires IMG Financial Services, Inc. to pay for prospectuses that are to be used for sales purposes.

As compensation for its services, the Fund pays to the Advisor a monthly management fee at an annual rate of 0.55 percent of average net assets of the Fund. (See "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value" in the Prospectus.) The Fund paid management fees of $23,868 to the Advisor for the fiscal year ended April 30, 1997 and $15,625 for the period from inception, July 7, 1995, through fiscal year end on April 30, 1996.

From time to time, IMG may voluntarily waive all or a portion of their management fees for one or more of the Fund. The organizational expenses of the Fund were borne by IMG and will not be reimbursed by the Fund.

The Advisory Agreement requires IMG to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed that percentage of the average net asset value of the Fund for such year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale. Such excess is determined by valuations made as of the close of each business day of the year. No percentage limitation is currently applicable to the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. IMG may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.

THE DISTRIBUTOR

The Directors of the Fund have adopted a Distribution Plan (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, after having concluded that there was a reasonable likelihood that the Distribution Plan would benefit the Fund and the shareholders of the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan provides that the Fund shall pay IMG Financial Services, Inc. ("IFS"), as the Fund's distributor, a daily distribution fee payable monthly and equal on an annual basis to 0.15 percent of Select Shares of the Fund. Institutional Shares do not pay a distribution service fee. The purpose of such payments is to compensate IFS for its distribution services to the Fund. IFS pays the cost of fees to broker-dealers, and for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, of personnel, travel, office expenses and equipment.

The Fund paid distribution fees totaling $5,594 for the fiscal year ended April 30, 1997 and $3,525 for the period from inception, July 7, 1995 through fiscal year end on April 30, 1996.

In accordance with Rule 12b-1, all agreements relating to the Distribution Plan entered into between either the Fund or IFS and other organizations must be approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified
Directors"). The Distribution Plan further provides that the selection and nomination of Qualified Directors shall be committed to the discretion of the non-interested Directors then in office.

The Distribution Plan requires that the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Directors or by vote of the holders of a majority of the shares of the Fund (as defined in "Investment Restrictions" above). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors.

The Fund have entered into a Distribution Agreement (the "Distribution Agreement"), with IFS in accordance with the provisions of the Distribution Plan. Under the Agreement IFS will serve as distributor for the continuous offering of shares of the Fund. The public offering price of shares of the Fund is their net asset value next computed after the sale (see "HOW TO INVEST" in the Prospectus). The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by vote of both a majority of the Directors and a majority of the Qualified Directors of the Fund.

The Distribution Agreement will be terminated automatically if assigned, and may be terminated at any time by a majority of the Qualified Directors or by vote of the holders of a majority of the shares of the Fund.

ADMINISTRATIVE SERVICES AGREEMENT

IMG provides information and administrative services for shareholders of the Fund pursuant to a Shareholder Services Plan and Administrative Services
Agreement (the "Administrative Services Agreement"). Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and their special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. IMG bears all its expenses of providing services pursuant to the Administrative Services Agreement, including the payment of any services fees. For services under the Administrative Services Agreement, the Fund may pay IMG a fee, payable monthly, at the annual rate of up to 0.25 percent of net assets of the Fund. For the fiscal year ended April 30, 1997, IMG received fees of $9,821 from the Fund. As long as the Administrative Services Agreement or any Amendment thereto shall remain in effect, it is understood that IMG shall be paid fees as set forth in the Administrative Services Agreement. Unless otherwise specifically approved by the Board of Directors, IMG shall be solely responsible for all costs and expenses incurred by it in delivery of such services and its sole compensation shall be the receipt of its fees.

SHAREHOLDER SERVICING, TRANSFER AND DIVIDEND DISBURSING AGENT

IMG provides shareholder servicing, transfer agency and dividend disbursing services pursuant to a Transfer Agent, Dividend Disbursing Agent, and Shareholder Servicing Agent Agreement with the Fund (the "Agency Agreement"). IMG's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of the shares of the Fund. For these services, IMG receives a fee, computed and paid monthly, at the annual rate of
 .05 percent of average daily net assets of the Fund.

FUND ACCOUNTING SERVICES

IMG provides fund accounting services under the Fund Accounting Agreement. Pursuant to this Agreement, IMG is responsible for maintaining all usual, customary and required books, journals and ledgers of accounts and providing pricing and reporting all computational services. Under the Agreement, IMG will be paid a fee computed and paid monthly, at the annual rate of 0.03 percent of average daily net assets of the Fund. For the fiscal year ended April 30, 1997, IMG received fees of $5,658 from the Fund.

CUSTODIAN

Bankers Trust Company, New York, New York (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of shares of the Fund. The Custodian does not determine the investment policies of any Fund or decide which securities the Fund will buy or sell. Any Fund may, however, invest in securities of the

Custodian   and  may  deal  with  the   Custodian  as  principal  in  securities
transactions.

                         FUND TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of its business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be achieved by using a broker. Normally, the Fund will pay no brokerage commissions on purchases and sales of Fund securities since most of their purchases and sales will be principal transactions. In selecting broker-dealers and in negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis, and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (b)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor is of the opinion that the continued receipt of supplemental investment research services from broker-dealers is essential to its provision of high-quality management services to the Fund. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.

The Advisor is authorized to use research services provided by and to place transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other funds managed by the Advisor to the extent permitted by law.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to separately measure the benefits from research services to each of the accounts (including the Fund) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IMG may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

                                      TAXES

As indicated under "DISTRIBUTIONS AND TAXES" in the Prospectus, it is the Fund's intent to qualify each of the Fund as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of the Fund's management practices or policies.

A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gain on sales of securities when realized and distributed, actually or constructively, is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investments although taxable as stated above.

                        DETERMINATION OF NET ASSET VALUE

As set forth in the Prospectus under the caption "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value," the net asset value of the Fund will be determined as of the close of trading on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Fund have intended to comply with Rule 18f-3 under the 1940 Act which permits the Fund, among other things, (a) to issue three classes of shares, ("Adviser" Shares, "Select" Shares and "Institutional" Shares), representing interests in the same portfolio of securities; and (b) to allow conversions between the classes of shares. See the Prospectus for a complete description of the Adviser, Select and Institutional Shares.

                              SHAREHOLDER SERVICES

As described under "SHAREHOLDER SERVICES -- Automatic Dividend Reinvestment" in the Prospectus, all income dividends and capital gain distributions will be invested automatically in additional shares of the Fund paying the distribution unless the Fund are otherwise notified in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can set up automatic withdrawals from your account at monthly, quarterly or annual intervals. To begin distributions, you must have an initial balance of $24,000 in the Fund account, and a maximum of 10 percent per year may be withdrawn pursuant to the Systematic Withdrawal Plan. To establish the Systematic Withdrawal Plan, call 1-800-798-1819 and request an application. To establish the Systematic Withdrawal Plan, you appoint the Fund as your agent to effect redemptions of Fund shares held in your account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to you out of your account. One request will be honored in any 12 month period

The minimum periodic withdrawal payment is $200. Redemptions will be made on the fifth business day preceding the last day of each month or, if that day is a holiday, on the next preceding business day. The shareholder may wish to consider reinvesting dividends in additional Fund shares at net asset value. You may deposit additional Fund shares in your account at any time.

The right is reserved to amend the Systematic Withdrawal Plan on 30 days' notice. The Plan may be terminated at any time by the shareholder or the Fund.

Withdrawal payments cannot be considered to be yield or income on the shareholder's investment since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund's securities, redemptions for the purpose of making such disbursements may reduce or even exhaust your account.

You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address by notifying the Fund.

AUTOMATIC INVESTMENT PLAN

An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment Plan, you may automatically make purchases of shares of any Fund on a regular, convenient basis. You may choose to make contributions on the fifth and/or twentieth day of each month in an amount of $50 or more.

Under the Automatic Investment Plan, your bank or other financial institution debits preauthorized amounts drawn on your account each month and applies such amounts to the purchase of shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearinghouse. You may obtain an application to establish the Automatic

Investment Plan from the Fund. No service fee is charged by the Fund for participating in the Automatic Investment Plan.

GENERAL PROCEDURES FOR SHAREHOLDER ACCOUNTS

As set forth under "CAPITAL STOCK" in the Prospectus, certificates for Fund shares will not be issued.

Either an investor or the Fund, by written notice to the other, may terminate the investor's participation in the plans, programs, privileges, or other services described under "SHAREHOLDER SERVICES" in the Prospectus without penalty at any time, except as discussed in the Prospectus.

Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account at the current net asset value falls below $1,000 ($250 for UF/TMA and IRA accounts). Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.

TELEPHONE EXCHANGE PRIVILEGE AND AUTOMATIC EXCHANGE PLAN

A discussion of the Telephone Exchange Privilege and Automatic Exchange Plan is set forth in the Prospectus under the captions "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege" and -- "Automatic Exchange Plan".

Shares of the Fund may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the Fund for which Fund shares are being exchanged (the "New Fund"). Investments in the New Fund will be made into the lowest fee class of shares for which the shareholder is eligible in the New Fund. For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you. In order to establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

The Telephone Exchange Privilege and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and the privilege may be modified or discontinued at any time. Additional information concerning these exchange privileges is contained in the Fund's Prospectus.

                              SHAREHOLDER MEETINGS

The Maryland Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Company has adopted the appropriate Bylaw provisions and may not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Bylaws also contain procedures for the removal of Directors by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than 10 percent of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 percent of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                          VALUATION OF FUND SECURITIES

The Fund's net asset value per share is determined by the Custodian, under procedures established by the Board of Directors. Fund securities are valued primarily on the basis of valuations furnished by a pricing service which uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, with exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Directors. There are a number of pricing services available, and the Directors, or Officers acting on behalf of the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities not valued by the pricing service and for which quotations are readily available are valued at market values determined on the basis of their latest available bid prices as furnished by recognized dealers in such securities. Futures contracts and options are valued on the basis of market quotations, if available. Securities and other assets for which quotations or pricing service valuations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                             PERFORMANCE INFORMATION

As described in the "PERFORMANCE INFORMATION" section of the Fund's Prospectus, the historical performance or return of the Fund may be shown in the form of "yield", "average annual total return", "total return", and "cumulative total return".

Each class of shares' average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's respective shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

Calculation of the Fund's total return is subject to a standardized format. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative total return represents the simple change in value of your investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Cumulative total return historically has been:

   AVERAGE ANNUAL TOTAL RETURNS         1 YEAR           LIFE OF FUND

IMG Bond Fund-Select Shares              6.97%              4.98%
IMG Bond Fund-Institutional Shares       7.19%              5.19%

Yield for the shares of the IMG Bond Fund is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. Yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b
                         YIELD = 2 (-------- + 1)6 - 1
                                       cd

Where    a =   dividends and interest earned during the period.
         b =   expenses accrued for the period (net of reimbursement).
         c =   the average daily number of shares  outstanding during the period that were entitled to receive dividends.
         d =   the  maximum  offering  price per share on the last day of the period.

Yields for the 30-day  period  ended  April 30,  1997 for the IMG Bond Fund were
6.12  percent,   and  6.31  percent  for  Select,   and  Institutional   shares,
respectively.

In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles. Therefore, the quoted yields as calculated above may differ from the actual dividends paid.

Performance figures are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate and shares are redeemable at the then current net asset value, which may be more or less than original cost. Factors affecting performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

The Fund may compare its share performance to that of U.S. Treasury bonds, bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

From time to time, in marketing and other Fund literature, performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Shares of the Fund will be compared to Lipper's appropriate fund category; that is, by Fund objective and holdings. Lipper also issues a monthly yield analysis for Fixed Income Securities and the Fund may, from time to time, advertise those rankings.

Performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five, and ten year
periods.   Ratings  are  not  absolute  or  necessarily   predictive  of  future
performance.

Evaluations of performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for the performance information and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters. The Fund may compare Fund performance to a wide variety of indices including, but not limited to the following:

           IMG BOND FUND
Lehman Brothers Government Corporate Index
Lehman Brothers Intermediate Bond Index
Merrill Lynch Government Corporate Master Index
Lehman Brothers All Government Bond Index
Lehman Brothers One to Three Years Government Bond Index
Merrill Lynch Government Master Index
Merrill Lynch Short-Term U.S. Treasury Index
Merrill Lynch Intermediate-Term
U.S. Treasury Index
Merrill Lynch All Mortgages Index
Merrill Lynch All GNMAs
IBC Money Fund Index

There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are noted herein. The market prices and yields of bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.

Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The bonds held by the IMG Bond Fund are generally of longer term than most certificates of deposit and may reflect longer term market rate fluctuations.

Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

                               GENERAL INFORMATION

The Advisor believes that actively managing the Fund's investments is the best way to achieve the Fund's objective. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods and sectors, and that these different periods require different investment approaches.

Financial goals vary from person to person. Investors may choose one or more of the Fund to help them reach their financial goals. To help you better understand each of the Fund and determine which Fund or combination of Funds best meets your personal investment objectives, study the Prospectus carefully before you invest.

                             REPORTS TO SHAREHOLDERS

Semi-Annual and Annual Reports will include financial statements which, in the case of the Annual Report, will be reported on by the Fund's independent auditors, KPMG Peat Marwick LLP. The Annual Report is incorporated by reference into the Fund's Statement of Additional Information.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, P.O. Box 772, Des Moines, Iowa, 50309, have been selected as the independent accountants for the Fund.

                                                                   APPENDIX A
                                  BOND RATINGS

                         STANDARD & POOR'S BOND RATINGS

A Standard & Poor's corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.  Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

"AAA" Bonds have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

"A" Bonds have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

"BB", "B", "CCC", "CC" and "C" Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A "C" rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                              MOODY'S BOND RATINGS

"Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protection elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

"B" Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICES, INC. BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Services relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

"AAA" rated Bonds are considered to be investment grade and of the highest credit quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" rated Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for "AAA" rated securities or more subject to possible change over the term of the issue.

"A" rated Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" rated Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

"BB" rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

"B" rated Bonds are considered highly speculative. Bonds in this class are highly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

"CCC" rated Bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

"CC" rated Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

"C" rated Bonds are in actual or imminent default in payment of interest or principal.

                      DUFF & PHELPS, INC. LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination. Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors, including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

RATING
 SCALE                DEFINITION

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong. Risk is modest, but may AA vary slightly from time to time because of economic conditions. AA-

A+                  Protection factors are average but adequate.  However,  risk
A                   factors are more variable and greater in periods of economic
A-                  stress.

BBB+                Below  average   protection  factors  but  still  considered
BBB                 sufficient   for   prudent  investment.   Considerable
BBB-                variability in risk during economic cycles.

BB+                 Below investment grade but deemed likely to meet obligations
BB                  when due.  Present or prospective financial protection
BB-                 factors fluctuate according to industry conditions or
                    company fortunes. Overall quality may move up or down frequently within this category.

B+                  Below investment grade and possessing risk that obligations
B                   will not be met when due.  Financial protection factors will
B-                  fluctuate widely according to economic cycles, industry
                    conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                  Preferred stock with dividend averages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The categories are as follows:

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated "A-1+".

"A-2" Designation indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

"A-3" Designation indicates a satisfactory capacity for timely payment. Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues are regarded as having only an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"C" Issues have a doubtful capacity for payment.

"D" Issues are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                        MOODY'S COMMERCIAL PAPER RATINGS

Moody's rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

"P-1" Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2" Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a "P-1" rating, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"P-3" Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. "Not Prime" Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

                FITCH INVESTORS SERVICES, INC. SHORT-TERM RATINGS

Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3 (Fair Credit Quality) Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S (Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D (Default) Issues carrying this rating are in actual or imminent payment default.

                     DUFF & PHELPS, INC. SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A.  Category 1:  High Grade
---------------------------

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1 - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B.  Category 2:  Good Grade
---------------------------

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C.  Category 3:  Satisfactory Grade
-----------------------------------

         Duff 2 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D.  Category 4:  Non-investment Grade
-------------------------------------

         Duff  4  Speculative  investment  characteristics.   Liquidity  is  not
sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E.  Category 5:  Default
------------------------

         Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                    THOMAS BANKWATCH (TBW) SHORT-TERM RATINGS

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4  The  lowest  rating   category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

                         Vintage Government Assets Fund

                               Vintage Income Fund

                           Vintage Municipal Bond Fund

                               Vintage Equity Fund

                              Vintage Balanced Fund

                         Vintage Aggressive Growth Fund

                         Vintage Limited Term Bond Fund


           Each an Investment Portfolio of the IMG Mutual Funds, Inc.



                       Statement of Additional Information

                                January 14, 1998


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the Vintage Government Assets Fund (the "Government Assets Fund"), the Vintage Income Fund (the "Income Fund"), the Vintage Municipal Bond Fund (the "Municipal Bond Fund"), the Vintage Equity Fund (the "Equity Fund"), the Vintage Balanced Fund (the "Balanced Fund"), the Vintage Aggressive Growth Fund (the "Aggressive Growth Fund") and the Vintage Limited Term Bond Fund (the "Limited Term Fund") each dated the same date as the date hereof (the "Prospectus"), hereinafter referred to collectively as the "Funds" and singly, a "Fund". This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at 2203 Grand Avenue, Des Moines, Iowa 50312-5338 or by calling 1-800-798-1819.

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
GENERAL INFORMATION                                                         3

INVESTMENT OBJECTIVE AND POLICIES                                           3
         Additional Information on Portfolio Instruments                    3
         Investment Restrictions                                           21
         Portfolio Turnover                                                22

NET ASSET VALUE                                                            22
         Valuation of the Government Assets Fund                           23
         Valuation of the Variable NAV Funds                               24

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                             25
         Matters Affecting Redemption                                      25

MANAGEMENT OF THE COMPANY                                                  25
         Directors and Officers                                            25
         Investment Adviser                                                27
         Portfolio Transactions                                            28
         Banking Laws                                                      29
         Administrator                                                     30
         Distributor                                                       31
         Administrative Services Plan                                      34
         Custodian                                                         35
         Transfer Agency and Fund Accounting Services                      35
         Independent Auditors                                              36
         Legal Counsel                                                     36

ADDITIONAL INFORMATION                                                     36
         Description of Shares                                             36
         Shareholder Meetings                                              38
         Vote of a Majority of the Outstanding Shares                      39
         Additional Tax Information                                        39
         Additional Tax Information Concerning the Municipal Bond Fund     41
         Yields and Total Returns of the Government Assets Fund            41
         Yields and Total Returns of the Variable NAV Funds                42
         Performance Comparisons                                           45
         Miscellaneous                                                     46

FINANCIAL STATEMENTS                                                       46

APPENDIX                                                                   47

                               GENERAL INFORMATION

         IMG Mutual Funds, Inc. (the "Company") is an open-end management investment company which currently offers it shares in series representing eleven investment portfolios: IMG Core Stock Fund, IMG Bond Fund, Vintage Equity Fund, Vintage Aggressive Growth Fund, Vintage Balanced Fund, Vintage Municipal Bond Fund, Vintage Income Fund, Vintage Limited Term Bond Fund, Liquid Assets Fund, Government Assets Fund and Municipal Assets Fund (Individually a "Fund" and collectively the "Funds"). The Company was organized on November 16, 1994 under the laws of Maryland. Shares of some of the Funds may also be issued in classes with differing distribution and shareholder servicing arrangements.
Subject to the class level expenses, each Fund's share ("Share") represents an equal proportionate interest in a Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund, subject to the class level expenses, as are declared at the discretion of the Directors. Investors Management Group, Ltd. ("IMG") acts as the Company's investment adviser and provides various other services to the Funds. This Statement of Additional Information deals with seven Funds, the Vintage Government Assets Fund, the Vintage Income Fund, the Vintage Municipal Bond Fund, the Vintage Equity Fund, the Vintage Balanced Fund, the Vintage Aggressive Growth Fund and the Vintage Limited Term Bond Fund which were established November 3, 1997 to acquire the assets and succeed to the business of the Vintage Government Obligations Fund, Vintage Fixed Income Fund, Vintage Intermediate Tax-Free Fund, Vintage Equity Fund, Vintage Balanced Fund, Vintage Aggressive Growth Fund and Vintage Total Return Fund, respectively. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus. References to the "Variable NAV Funds" shall mean all of the Funds except the Government Assets Fund.


                        INVESTMENT OBJECTIVE AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objective and policies of the Funds as set forth in their respective Prospectuses.

         BANK OBLIGATIONS. Each Fund, with the exception of the Government Assets Fund, may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL  PAPER.  Commercial  paper consists of unsecured  promissory
notes  issued  by  corporations.   Issues  of  commercial  paper  normally  have
maturities of less than nine months and fixed rates of return.

         The Income Fund and the Municipal Bond Fund may purchase commercial paper consisting of issues rated at the time of purchase within the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). The Balanced Fund, Aggressive Growth Fund and Equity Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by an NRSRO. The Limited Term Fund may purchase commercial paper consisting of issues rated at the time of purchase within the four highest rating categories by an NRSRO. These Funds may also invest in commercial paper that is not rated but is determined by IMG under guidelines established by the Company's Board of Directors, to be of comparable quality.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Income Fund, the Limited Term Fund, the Balanced Fund and the Municipal Bond Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. IMG will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         VARIABLE AND FLOATING RATE NOTES. The Municipal Bond Fund, the Government Assets Fund, the Limited Term Fund, the Balanced Fund and the Income Fund may acquire variable and floating rate notes, subject to such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by IMG under guidelines approved by the Company's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, IMG will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         U.S. GOVERNMENT OBLIGATIONS. The Government Assets Fund will invest exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities subject to its investment objective and policies (collectively, "U.S. Government Obligations"). The Variable NAV Funds may also invest in U.S. Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury;

others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when IMG believes that the credit risk with respect thereto is minimal.

         STRIPPED  TREASURY  SECURITIES.  The  Variable  NAV Funds may invest in certain U.S. Government Obligations referred to as "Stripped Treasury Securities." Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.

         Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         The U.S. Government does not issue Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

         CUBES,  like STRIPS,  are direct  obligations  of the U.S.  Government.
CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank's book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

         By agreement, the underlying debt obligations will be held separate from the general assets of the custodian and nominal holder of such securities, and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

         FOREIGN INVESTMENTS. The Equity Fund, the Income Fund, the Limited Term Fund, the Balanced Fund and the Aggressive Growth Fund may, subject to their respective investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include American Depository Receipts ("ADRs") for the Equity Fund, the Balanced Fund and the Aggressive Growth Fund and Yankee Obligations (as described in the Prospectus) for the Income Fund, the Limited Term Fund, the Balanced Fund and the Aggressive Growth Fund. Investment in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs may subject such Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

         Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         FUTURE CONTRACTS. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

         Successful use of futures by a Fund is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

         The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing position or to recover excess variation margin payments.

         CALL OPTIONS. The Equity Fund, the Balanced Fund and the Aggressive Growth Fund may write (sell) "covered" call options and purchase options to close out options previously written by them. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in IMG's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A Fund will write only covered call options. (In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options exceeds 15% of the market value of its net assets.)

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's Custodian. The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, IMG in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         PUT OPTIONS. The Municipal Bond Fund may acquire "puts" with respect to Municipal Securities held in its portfolio and the Income Fund, the Limited Term Fund and the Balanced Fund may acquire "puts" with respect to debt securities held in their portfolio. A put is a right to sell or redeem a specified security (or securities) at a certain time or within a certain period of time at a specified exercise price. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity.

         The amount  payable to a Fund upon its  exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate that reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

         The Municipal Bond Fund, the Income Fund, the Limited Term Bond Fund and the Balanced Fund will, if necessary or advisable, pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         WHEN-ISSUED SECURITIES. As discussed in the Prospectuses of the Funds, each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of IMG to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

         When a Fund engages in when issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies, not for investment leverage.

         MORTGAGE-RELATED SECURITIES. The Income Fund, the Limited Term Fund and the Balanced Fund may, consistent with their respective investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow Funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Income Fund, the Limited Term Fund and the Balanced Fund may also invest in mortgage-related securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which these Funds may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Mortgage-related securities will be purchased only if rated within the three highest bond rating categories assigned by an NRSRO or, if unrated, which IMG deems to present attractive opportunities and are of comparable quality.

         OTHER ASSET-BACKED SECURITIES. The Income Fund and the Limited Term Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARSSM) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDSSM). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

         Such securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Income Fund only when rated within the three highest rating categories by an NRSRO at the time of purchase. In addition, such securities generally will have remaining estimated lives at the time of purchase of 7 years or less.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund, except the Government Assets Fund, may invest in securities issued by the other investment companies, including Shares of the Government Assets Fund. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. In order to avoid the imposition of additional fees as a result of investing in Shares of the Government Assets Fund, IMG and the Administrator will waive any portion of their usual service fees that are attributable to investments therein by another Fund. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance
Corporation and registered broker-dealers which IMG deems creditworthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectuses, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         MUNICIPAL SECURITIES. Under normal market conditions, at least 80% of the net assets of the Municipal Bond Fund will be invested in Municipal Securities, the interest on which is exempt from the regular federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax imposed on non-corporate taxpayers.

         Municipal Securities include debt obligations issued by governmental entities to obtain Funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal individual income taxes and is not treated as a preference item for purposes of the federal alternative minimum tax.

         Other types of Municipal Securities which the Municipal Bond Fund may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Project Notes, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Municipal Bond Fund will not purchase municipal lease obligations.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Municipal Bond Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and securities with the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Municipal Bond Fund. IMG will consider such an event in determining whether the Fund should continue to hold the obligation.

         An issuer's obligations for Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         LOW-RATED AND COMPARABLE UNRATED FIXED INCOME SECURITIES. The Income Fund, the Balanced Fund, the Municipal Bond Fund and the Limited Term Bond Fund may invest in below-Investment-Grade Securities. Below-Investment-Grade Securities (hereinafter referred to as "junk bonds" or "low-rated and comparable unrated securities") include (i) bonds rated as low as "Ba" by Moody's Investors Service, Inc. ("Moody's"), or "BB" by Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch") or Duff & Phelps, Inc. ("D&P") or of similar quality by another NRSRO; and (ii) unrated debt securities of comparable quality.

         Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES

         The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate development to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than that of issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund's net asset value.

         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its Fund securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

PAYMENT EXPECTATIONS

Low-rated and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments owned by the Funds and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION

The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. As a result, the Fund's asset value and the Fund's ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's securities. Market quotations are generally available on many low-rated and comparable unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

NEW AND PROPOSED LEGISLATION

Legislation has been adopted and, from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such securities, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

Investment Restrictions
-----------------------

         The following are fundamental investment restrictions and are in addition to the investment restrictions set forth in the Prospectus. Under these restrictions a Fund may not:

         1. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds;

         3. Purchase or sell real estate (although investments by the Equity Fund and the Income Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction);

         The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. A Fund may not:

         1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15% of that Fund's net assets (10% of net assets in the case of the Government Assets Fund).

         2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

         3. Engage in any short sales;

         4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Equity Fund and the Income Fund in marketable securities of companies engaged in such activities are not prohibited in this restriction);

         5. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) a Fund may invest in other investment companies, including other Funds for which IMG acts as adviser, as specified in the Prospectus subject to such restrictions as may be imposed by the 1940 Act or any state laws.

         6. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof.

         7. With respect to the Equity Fund, the Balanced Fund, the Aggressive Growth Fund, the Limited Term Fund, and the Fixed Income Fund, invest more than 5% of total assets in securities of issuers which together with any predecessors have a record of less than three years continuous operation.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Portfolio Turnover
------------------

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         Portfolio turnover for any of the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

         Because the Government Assets Fund intends to invest entirely in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to the Government Assets Fund is expected to be zero percent for regulatory purposes.

                                 NET ASSET VALUE

         As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading, the Federal Reserve Bank of Chicago is open, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or Federal Reserve Bank of Chicago are closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Valuation of the Government Asset Fund
--------------------------------------

         The Government Assets Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Government Assets Fund would receive if it sold the instrument. The value of securities in the Government Assets Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Government Assets Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase securities with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Directors promptly consider what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Government Assets Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

Valuation of the Variable NAV Funds
-----------------------------------

         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in IMG's best judgment under the supervision of the Company's Board of Directors.

         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Variable NAV Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Company may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Company under the general supervision of the Company's Board of Directors. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Matters Affecting Redemption
----------------------------

         Shares in each of the Company's Funds are sold on a continuous basis by BISYS Fund Services, Inc., (the "Distributor") which has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at AMCORE Bank, N.A., ("AMCORE Bank") or AMCORE Bank's affiliated entities (collectively, "Banks"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Banks.

         The Company may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Company, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

         The Company may redeem Shares of each of the Funds involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act. See "NET ASSET VALUE" in this Statement of Additional Information.

                            MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------

          Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

         Directors and Officers, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person", as defined in the Investment Company Act, is indicated by an asterisk.

     *David W. Miles, age 40, Director.
     President, Treasurer and Senior Managing Director, Investors Management Group, and IMG Financial Services, Inc.


     *Mark A. McClurg, age 44, President and Director.
     Vice  President,   Secretary  and  Senior  Managing   Director,   Investors
     Management Group, and IMG Financial Services, Inc.


     Johnny Danos, age 57, Director.
     President, Danos, Inc., a personal investment company, 1994 to Present; Audit Partner, KPMG Peat Marwick, 1963-1994.


     Debra Johnson, age 36, Director.
     Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company.


     Edward J. Stanek, age 50, Director.
     CEO, Iowa Lottery, a government operated lottery.


     Ruth L. Prochaska, age 44, Secretary.
     Controller/Compliance Officer, Investors Management Group, and IMG Financial Services, Inc.


     The address for Messrs. Miles, McClurg, and Ms. Prochaska is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

     As of the date hereof, Officers and Directors beneficially owned no more than 1 percent of the shares of common stock of the Fund.

     Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the Advisor do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Funds who are not so affiliated with the Advisor receive $250 for each Board of Directors meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.

                               COMPENSATION TABLE

(1)                (2)              (3)               (4)           (5)
Name of Person,    Aggregate        Pension or        Estimated     Total Comp-
Position           Compensation     Retirement Bene-  Annual Bene-  ensation
                   From Registrant  fits Accrue as    fits Upon     From Regis-
                                    Part of Fund      Retirement    trant and
                                    Expenses                        Fund Complex
                                                                    Paid to
                                                                    Director
--------------------------------------------------------------------------------

David W. Miles              $0          $0                $0            $0
Director

Mark A. McClurg              0           0                 0             0
President & Director

David Lundquist          1,000           0                 0         1,000
Chairman & Director

Johnny Danos             1,000           0                 0         1,000
Director

Debra Johnson            1,000           0                 0         1,000
Director

Edward J. Stanek         1,000           0                 0         1,000
Director


Investment Adviser
------------------

         Investment advisory services are provided by IMG, Des Moines, Iowa, pursuant to an Investment Advisory Agreement dated as of October 30, 1997 (the "Investment Advisory Agreement").

         Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays IMG a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of sixty one-hundredths of one percent (.60%) for both the Income Fund, the Municipal Bond Fund and Limited Term Fund, of forty one-hundredths of one percent (.40%) for the Government Assets Fund, of seventy-five one- hundredths of one percent (.75%) for the Equity Fund and the Balanced Fund and ninety-five one-hundredths of one percent (.95%) for the Aggressive Growth Fund. IMG may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund until December 1999 and from year to year thereafter, if such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of that Fund, or by IMG. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that IMG shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of IMG in the performance of its duties, or from reckless disregard by IMG of its duties and obligations thereunder.

Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement, IMG determines, subject to the general supervision of the Board of Directors of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, IMG, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         The Company, on behalf of the Funds, will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with AMCORE Investment Group, N.A. the Distributor, or their affiliates, and will not give preference to AMCORE Investment Group, N.A. correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by IMG. Any such other Fund, investment company or account may also invest in the same securities as the Company on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of more than one Fund or a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which IMG believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, IMG may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, IMG will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of AMCORE its parent or its subsidiaries or affiliates and, in dealing with its customers, AMCORE, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

Banking Laws
------------

         IMG, AMCORE Investment Group N.A. and their brokerage affiliates believe that they possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, and Rule 12b-1 Agreement described below without violation of applicable statutes and regulations. IMG, AMCORE Investment Group N.A. and their brokerage affiliates have been advised by its counsel that, while the question is not free from doubt, such laws should not prevent IMG, AMCORE Investment Group N.A. and their brokerage affiliates from providing the services required of it under the

Rule 12b-1 Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict IMG, AMCORE Investment Group N.A. or their brokerage affiliates from continuing to perform such services for the Funds. Depending upon the nature of any changes in the services which could be provided by IMG, AMCORE Investment Group N.A. or their brokerage affiliates the Board of Directors of the Company would review the Funds' relationship with IMG or AMCORE Investment Group N.A. and consider taking all action necessary in the circumstances.

          Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of IMG, AMCORE Investment Group, N.A. and their brokerage affiliates and/or its affiliated and correspondent banks in connection with Customer purchases of Shares of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Company's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         IMG serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated October 30, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, the Custodian under the Custodian Agreement, the Transfer Agency Agreement and Fund Accounting Agreement.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Sub-Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Funds with the Fund's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assists in all aspects of the Funds' operations other than those performed by IMG under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Sub-Transfer Agency Agreement. Under the Administration
Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of (1) a fee calculated daily and paid periodically, at the annual rate equal to twenty-six one-hundredths of one percent (0.26%) of that Fund's average daily net assets or (2) such other fee as may be agreed upon in writing by the Company and the Administrator. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

         Unless  sooner  terminated  as  provided  therein,  the  Administration
Agreement will continue in effect until October 30, 1999. The Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Company's Board of Directors or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

         BISYS Fund Services, Inc., serves as distributor to the Funds pursuant to the Distribution Agreement dated February 2, 1998, (the "Distribution
Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect until February 2, 1999, if such continuance is approved at least annually (i) by the Company's Board of Directors or by the vote of a majority of the outstanding Shares of the Funds and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution

Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS Fund Services, Inc., solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Company, but may receive compensation under the Distribution and Shareholder Service Plan described below.

         As described in the Prospectus, the Company has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to banks, including AMCORE Investment Group, N.A., other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes the Funds to make payments to the Distributor in an amount not to exceed, on an annual basis, 0.25% of the average daily net asset value of the "S" Shares of the Equity Fund and Government Assets Fund and the shares of the other Funds.

         As required by Rule 12b-1, the Plan was approved by the sole Shareholder of each class of shares of a Fund and by the Board of Directors, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding Shares of the Fund. The Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. For so long as the Plan is in effect, selection and nomination of the Independent Directors shall be committed to the discretion of such disinterested persons.

         All agreements with any person relating to the implementation of the Plan may be terminated, with respect to a Fund, at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors, and (ii) by the vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

         The Board of Directors of the Company believes that the Plan is in the best interests of each of the Funds to which it applies since it encourages Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         As authorized by the Plan, the Distributor has entered into a Rule 12b-1 Agreement with AMCORE Investment Group, N.A. pursuant to which AMCORE Investment Group, N.A. has agreed to provide certain administrative and shareholder support services in connection with Shares of the Funds purchased and held by AMCORE Investment Group, N.A. for the accounts of its Customers and Shares of the Fund purchased and held by Customers of AMCORE Investment Group, N.A. directly, including, but not limited to, processing automatic investments of AMCORE Investment Group, N.A.'s Customer account cash balances in Shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services the Distributor has agreed to pay AMCORE Investment Group, N.A. a monthly fee, computed at the annual rate of 0.25% of the average aggregate net asset value of Shares of the Funds held during the period in Customer accounts for which AMCORE Investment Group, N.A. has provided services under this Agreement. The Distributor will be compensated by each Fund in an amount equal to its payments to AMCORE Investment Group, N.A. with respect to each Fund's Shares under the Rule 12b-1 Agreement.

Administrative Services Plan
----------------------------

         The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and the Distributor, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

         As authorized by the Services Plan, the Company has entered into Servicing Agreements with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares;
(iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each Fund, has agreed to pay the Adviser a monthly fee, computed at an annual rate of twenty-five one-hundredths of one percent (0.25%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement.

Custodian
---------

         Bankers Trust Company, New York, New York, serves as custodian (the "Custodian") to the Funds pursuant to the Custodian Agreement dated as of October 30, 1997, between the Company and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

         Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 60 days' advance written notice to the other party. Notwithstanding the foregoing, the Custodian Agreement, with respect to a Fund, must be approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and a majority of the Directors who are not parties to the Custodian Agreement or interested persons (as defined in the 1940 Act) of any party to the Custodian Agreement ("Disinterested Persons") by votes cast in person at a meeting called for such purpose.

Transfer Agency and Fund Accounting Services
--------------------------------------------

         IMG also serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Funds, pursuant to the Transfer Agency Agreement dated October 30, 1997. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each of the Funds' Shareholders of record: maintenance of shareholder records for each of the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record. IMG has contracted with BISYS Fund Services

Ohio, Inc. ("BISYS Fund Services Ohio" of the "Sub-Transfer Agent") to serve as Sub-Transfer Agent.

         In addition, IMG provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated October 30, 1997. IMG receives a fee from each Fund for such services equal to a fee computed daily and paid periodically at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets. Under such Agreement, IMG maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

Independent Auditors
--------------------

         KPMG Peat Marwick LLP, P.O. Box 772, Des Moines, Iowa 50309, have been selected as independent auditors for the Company for the fiscal year ended April 30, 1998. KPMG Peat Marwick LLP will perform an annual audit of the Funds' financial statements and provide other services related to filings with respect to securities regulations. Reports of their activities will be provided to the Company's Board of Directors.

Legal Counsel
-------------

         Cline, Williams, Wright, Johnson & Oldfather, 233 S. 13th, Suite 1900, Lincoln, Nebraska 68508, is counsel to the Company.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

         The Company is a Maryland corporation, organized on November 16, 1994. The Company's Articles of Incorporation are on file with the Secretary of State of Maryland. The Articles of Incorporation authorize the Board of Directors to issue 100,000,000,000 shares, with a par value of $0.001 per share. The Company consists of several funds organized as separate series of shares. Some series are further divided presently in up to four additional "classes" of shares which bear differing class level fees. Additional classes of a series may be authorized in the future. At present, only the Equity Fund and the Government Assets Fund described in their Prospectus and this Statement of Additional Information are offered with classes. In both cases, the classes are referred to "T shares" and "S shares." S shares bear the Rule 12b-1 distribution fees described herein and in the Prospectus, while T Shares are not subject to Rule 12b-1 distribution fees. The establishment of classes of Shares was approved by the Board of Directors under the provisions of a plan adopted pursuant to Rule 18f-3, which Plan sets forth the basis for allocating certain expenses among the classes of the Company's shares. Under Rule 18f-3 and the plan the Company is permitted to establish separate classes that allow for different arrangement for shareholder services, distribution of shares and other services and to pay different amounts of the expenses.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the shares will be fully paid and nonassessable. In the event of a liquidation or dissolution of the Company, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the Transfer Agent.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. Approval of changes to the Rule 12b-1 Plan applicable to a Fund, or to a class of shares of a Fund would only be effectively acted upon with respect to the Fund or to a class of shares of a Fund, if approved by a majority of the outstanding Shares of such Fund or class of Shares. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

Shareholder Meetings
--------------------

         The Maryland Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate Bylaw provisions and may not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

         The Bylaws also contain procedures for removal of Directors by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

         Upon the written request of the holders of shares entitled to not less than 10 percent of all the votes entitled to be cast at such meeting, the Secretary of the Funds shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 percent of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender or the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

         After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information
--------------------------

         TAXATION OF THE FUNDS. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, and gains from the sale of securities, invest in securities within certain statutory limits, and distribute at least 90% of its net income each taxable year. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

         There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if the holder holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

         FOREIGN TAXES. Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. However, if a Fund invests in the stock of certain foreign corporations that constitute a Passive Foreign Investment Company ("PFIC"), then federal income taxes may be imposed on a Fund upon disposition of PFIC investments.

         SHAREHOLDERS' TAX STATUS. Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Funds if those Funds were regular corporations, and to the extent designated by those Funds as so qualifying. These dividends, and any short-term capital gains are taxable as ordinary income.

         CAPITAL GAINS. Capital gains, when experienced by a Fund, could result in an increase in dividends. Capital losses could result in a decrease in dividends. When a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

         BACKUP WITHHOLDING. Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions for all Funds except the Government Assets Fund) payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

Additional Tax Information Concerning the Municipal Bond Fund
-------------------------------------------------------------

         The Municipal Bond Fund intends to qualify under the Code to pay "exempt-interest dividends" to its Shareholders. The Municipal Bond Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from the regular federal income tax. To the extent that dividends distributed by the Municipal Bond Fund to its Shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the Shareholders for regular federal income tax purposes. The Municipal Bond Fund will inform Shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

         Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Municipal Bond Fund. No attempt is made to present a detailed explanation of the income tax treatment of the Municipal Bond Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Municipal Bond Fund are urged to consult their tax advisers with specific reference to their own tax situation.

Yields and Total Returns of the Government Assets Fund
------------------------------------------------------

         As summarized in the Prospectus of the Government Assets Fund under the heading "Performance Information," the yield of the Government Assets Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund Shares at the same rate as net income is earned for the base period.

         The yield and effective yield of the Government Assets Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described below.

         The Government Assets Fund may wish to publish total return figures in its sales literature and other advertising materials. For a discussion of the manner in which such total return figures are calculated, see "Yields and Total Returns of the Variable NAV Funds--Total Return Calculations" below.

Yields and Total Returns of the Variable NAV Funds
--------------------------------------------------

         YIELD CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "PERFORMANCE INFORMATION", yields of each of the Funds except the Government Assets Fund will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                       a - b
                          Yield = 2 [(------- + 1)exp(6)  - 1]
                                        cd

Where:   a  =    dividends and interest earned during the period.

         b  =    expenses accrued for the period (net of reimbursements).

         c  =    the average daily number of Shares outstanding during the
                 period that were entitled to receive dividends.

         d  =    maximum offering price per Share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         During any given 30-day period, the Advisor or the Administrator may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.

         From time to time, the tax equivalent 30-day yield of the Municipal Bond Fund may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

         TOTAL RETURN CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "PERFORMANCE INFORMATION", average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

         Average Annual                        ERV
           Total Return             =       [(------)exp (1/n) - 1]
                                                P

Where:     ERV   =   ending redeemable value at the end of the period covered
                     by the computation of a hypothetical $1,000 payment made at the beginning of the period.

           P     =   hypothetical initial payment of $1,000.

           n     =   period covered by the computation, expressed in terms
                     of years.

         The Funds compute their aggregate total returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total                        ERV
            Return                  =        [(------] - 1]
                                                 P

           ERV   =   ending redeemable value at the end of the period covered
                     by the computation of a hypothetical $1,000 payment made at the beginning of the period.

           P     =   hypothetical initial payment of $1,000.

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Performance Comparisons
-----------------------

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in IBC's MONEY FUND REPORT, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders. The Funds may also include in advertisements and reports to Shareholders information comparing the performance of IMG or its predecessors to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database or CDA/Cadence.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity, as well as expenses allocated to the Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.

         From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

Miscellaneous
-------------

         The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a fund within the Company or (4) describes investment management strategies for such funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of IMG and/or Company officers regarding expected trends and strategies.

         Individual Directors are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Directors, serve for a term lasting until the next meeting of Shareholders at which Directors are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Company entitled to vote may cause the Directors to call a special meeting, including for the purpose of considering the removal of one or more Directors. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Company's outstanding shares. The Declaration of Trust provides that the Directors will assist shareholder communications to the extent required by
Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                                    APPENDIX


         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") and Duff & Phelps, Inc. ("D&F"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Advisor and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the three highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


Description of the three highest long-term debt ratings by D&P;

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+ High credit quality Protection factors are strong. AA Risk is modest but may vary slightly from time to time AA- because of economic conditions.

         A+       Protection factors are average but adequate.  However,
         A        risk factors are more variable and greater in periods of
         A-       economic stress.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                  -     Leading market positions in well-established industries.

                  -     High rates of return on Funds employed.

                  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayments of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

D&P's description of the short-term debt ratings (D&P incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category);

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff     1 Very high certainty of timely payment. Liquidity factors are
                  excellent  and  supported  by  good   fundamental   protection
                  factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Short-Term Loan/Municipal Note Ratings
--------------------------------------

Moody's description of its two highest short-term loan/municipal note ratings:

         MIG-1/VMIG-1 This  designation  denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2  This  designation   denotes  high  quality.   Margins  of
                  protection are ample although not so large as in the preceding group.

         S&P's description of its two highest municipal note ratings:

         SP-1     Very strong or strong  capacity to pay principal and interest.
                  Those  issues  determined  to  possess   overwhelming   safety
                  characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

Definitions of Certain Money Market Instruments
-----------------------------------------------

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity,

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.